UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–07121)

Exact name of registrant as specified in charter:	Putnam Asset Allocation Funds

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	September 30, 2020

Date of reporting period:	October 1, 2019 — March 31, 2020

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam INVESTMENTS

Putnam Dynamic Asset Allocation Balanced Fund

Semiannual report
3 | 31 | 20

Asset allocation funds invest in a mix of many different types of investments to help weather changing market environments.

FUND SYMBOL
CLASS A
PABAX

Putnam Dynamic
Asset Allocation
Balanced Fund

Semiannual report
3 | 31 | 20

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

May 11, 2020

Dear Fellow Shareholder:

After a period of gains and relative tranquility, global financial markets encountered considerable challenges in early 2020 as COVID-19, the disease caused by the coronavirus, spread around the world. By mid-March, major U.S. indexes had fallen into bear market territory, defined as a 20% drop from a previous high. As often happens when stocks decline sharply, bonds generally provided better results. As investors rushed to safe havens, the yield on the benchmark 10-year U.S. Treasury note fell to historic lows.

Central banks and governments worldwide have enacted measures to inject liquidity into the markets and restore confidence. It is still unclear what the costs will be and how long the effects of the COVID-19 pandemic will last, but history has shown that markets recover from downturns. For investors, we believe the most important course of action is to remember your long-term goals and consult with your financial advisor. At Putnam, our investment professionals remain focused on actively managing fund portfolios with a research-intensive approach that includes risk management strategies.

We would like to take this opportunity to announce the arrival of Mona K. Sutphen to your fund’s Board of Trustees. Ms. Sutphen brings extensive professional and directorship experience to her role as a Trustee, and we are pleased to welcome her.

Thank you for investing with Putnam.

Putnam Dynamic Asset Allocation Balanced Fund is designed for investors seeking total return. The fund’s target mix of 60% stocks and 40% bonds has been developed to pursue this goal while moderating investment volatility.

The managers believe that spreading fund holdings across a variety of asset classes can help to smooth performance compared with the more extreme market ups and downs that can happen when investing in only one type of asset.

Active global research guides our portfolio decisions

Today, trends can spread quickly from one part of the world to affect markets everywhere. The portfolio managers of Putnam’s Global Asset Allocation group have extensive experience analyzing how opportunities and risks are connected across borders. They follow a disciplined process to adjust the portfolio as market conditions change.

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Diversification can help to reduce volatility over time

With today’s market volatility, investors should consider evaluating the effectiveness of a portfolio over a full market cycle. Recent history has demonstrated that a more diversified portfolio can outperform in the long run.

Dynamic Asset Allocation Balanced Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Putnam Balanced Blended Benchmark is administered by Putnam Management and comprises 50% Russell 3000 Index, 35% Bloomberg Barclays U.S. Aggregate Bond Index, 10% MSCI EAFE Index (ND), and 5% JPMorgan Developed High Yield Index.

† The fund’s secondary benchmark, the Putnam Balanced Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

‡ Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/20. See above and pages 10–11 for additional fund performance information. Index descriptions can be found on page 16.

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Can you describe the investment environment for the period?

Global equities rallied during the first half of the reporting period. Solid U.S. fundamentals, including low unemployment, positive corporate earnings, and healthy consumer spending, boosted investor appetite for stocks. Concerns over stagnant global growth also eased. In October 2019, central banks across the globe introduced comprehensive stimulus packages. By mid-December 2019, the United States and China agreed to an initial trade deal, which supported stock momentum. Major stock indexes finished the fourth quarter of calendar 2019 at or near record highs.

Investor sentiment sharply reversed course in the second half of the period. In January 2020, a novel coronavirus [COVID-19] outbreak in China quickly spread to become a global pandemic. In an effort to slow contagion, governments instituted travel bans, businesses shut down, and populations were quarantined. This sudden stop in global economic activity caused a liquidity crisis in the financial markets. The S&P 500 Index, a broad measure of U.S. stocks, experienced its worst decline since the 2008 financial crisis. The yield on the 10-year U.S.

Dynamic Asset Allocation Balanced Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 3/31/20. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 3/31/20. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

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Treasury note plunged to a historic low of 0.70% as of March 31, 2020. Falling commodity prices posed new risks. A breakdown in supply negotiations between Saudi Arabia and Russia sent oil prices plummeting to under $20 per barrel [according to the West Texas Intermediate, as of March 30, 2020].

In March, the U.S. Federal Reserve made two emergency interest-rate cuts, moving short-term rates to near zero. Additionally, Congress approved a $2 trillion stimulus package to offset the severity and duration of a potential COVID-19-related recession. Dozens of central banks across Europe, Asia, and elsewhere announced similar economic relief packages. Financial markets stabilized somewhat in the final days of the period. For the six-month reporting period, investment-grade corporate bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, rose 3.33%. The S&P 500 Index lost 12.31% and international stocks in developed markets fell 16.52%, as measured by the MSCI EAFE Index [ND], for the period.

How did Putnam Dynamic Asset Allocation Balanced Fund perform for the six-month reporting period?

Putnam Dynamic Asset Allocation Balanced Fund posted a loss of 9.73%, outperforming its primary, all-stock benchmark, the Russell 3000 Index, which declined 13.70% for the period. The fund underperformed its secondary benchmark, the Putnam Balanced Blended Benchmark, which reported a loss of 7.93% for the period. This custom benchmark is composed of 50% the Russell 3000 Index, 35% the Bloomberg Barclays U.S. Aggregate Bond

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Dynamic Asset Allocation Balanced Fund 7

Index, 10% the MSCI EAFE Index [ND], and 5% the JPMorgan Developed High Yield Index.

What strategies affected performance during the period?

Our asset allocation decisions were positive contributors to performance. In the first half of the reporting period, fund allocations were in line with the fund’s custom secondary benchmark, which comprises stocks and bonds. Relative to the custom benchmark, the portfolio shifted to an underweight position in equity risk during the second half of the reporting period. This helped the fund when COVID-19 fears sent equity markets into a tailspin. For our fixed-income allocations, the fund had a relative underweight position in credit risk and a slightly overweight position in interest-rate risk relative to the custom benchmark. These allocation decisions were beneficial to the fund, especially during the height of market volatility. From February 20 to March 23, 2020, the S&P 500 Index lost over 33% and credit spreads widened to levels not seen since the financial crisis of 2008.

Our active implementation decisions detracted from custom-benchmark relative performance. Security selection within equities dampened fund results, particularly during the first half of the period. U.S. large-cap equity selection was the biggest source of weakness. The fund’s opportunistic fixed-income positions, specifically a strategy focused on structured mortgage credit, also detracted from results.

How did the fund use derivatives?

The fund used futures in an effort to manage exposure to market risk, hedge prepayment and interest-rate risks, gain exposure to interest-rates, and equitize cash.

What is your outlook for the remainder of 2020?

We are closely monitoring the spread of the coronavirus, the impact of collapsed oil prices, and economic and financial disruptions in the credit markets. The speed and depth of this downturn have surprised investors and global policy makers alike. Global central banks and governments have taken monetary

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Dynamic Asset Allocation Balanced Fund

and fiscal policy measures, but the pace of implementation remains slow.

Governments are doing more to support local businesses and households. On March 27, the federal government enacted the largest economic relief package in U.S. history — a $2 trillion bill intended to rescue the coronavirus-battered economy. We believe these measures will take time to work their way through the system. The United States has become the worldwide epicenter for COVID-19, surpassing China. Against this backdrop, we believe the United States is headed for a period of contraction, or more likely a recession.

We continue to monitor economic and credit market risks. We expect to see elevated volatility, at least over the near term. We also could see markets move lower before they improve later in the year. Therefore, we maintained our defensive positioning at the end of the first quarter of calendar 2020. We continue to monitor equity and fixed-income markets for a slowdown in volatility. At that time, we would consider adding securities with more attractive valuations. Available information on the spread of the virus and its impact around the world has been changing quickly. We may dip our toes back into risk assets should certain conditions materialize.

Thank you, Jason, for your time and insights.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Dynamic Asset Allocation Balanced Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2020, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class P, R, R5, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 3/31/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (2/7/94)
Before sales charge	6.40%	87.39%	6.48%	13.08%	2.49%	4.80%	1.58%	–6.76%	–9.73%
After sales charge	6.16	76.62	5.85	6.58	1.28	–1.22	–0.41	–12.12	–14.92
Class B (2/11/94)
Before CDSC	6.16	76.63	5.85	8.97	1.73	2.57	0.85	–7.43	–10.03
After CDSC	6.16	76.63	5.85	7.22	1.40	–0.10	–0.03	–12.00	–14.50
Class C (9/1/94)
Before CDSC	6.08	73.83	5.68	8.89	1.72	2.51	0.83	–7.42	–10.06
After CDSC	6.08	73.83	5.68	8.89	1.72	2.51	0.83	–8.33	–10.95
Class P (8/31/16)
Net asset value	6.68	93.09	6.80	15.08	2.85	6.04	1.98	–6.42	–9.58
Class R (1/21/03)
Net asset value	6.12	82.70	6.21	11.68	2.23	4.06	1.33	–7.01	–9.88
Class R5 (7/2/12)
Net asset value	6.67	92.22	6.75	14.53	2.75	5.65	1.85	–6.50	–9.60
Class R6 (7/2/12)
Net asset value	6.70	93.83	6.84	15.11	2.85	5.92	1.94	–6.40	–9.54
Class Y (7/5/94)
Net asset value	6.66	92.21	6.75	14.55	2.75	5.60	1.83	–6.50	–9.60

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge; levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class P, R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class P, R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class P, R5 and R6 shares; had it, returns would have been higher.

10 Dynamic Asset Allocation Balanced Fund

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

Comparative index returns For periods ended 3/31/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Russell 3000 Index	8.73%	162.92%	10.15%	32.36%	5.77%	12.49%	4.00%	–9.13%	–13.70%
Putnam Balanced
Blended Benchmark*	—†	101.11	7.24	23.97	4.39	11.96	3.84	–3.17	–7.93
Lipper Mixed-Asset
Target Allocation
Moderate Funds	6.39	65.43	5.08	11.05	2.07	3.74	1.19	–6.32	–9.90
category average‡

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Putnam Balanced Blended Benchmark is administered by Putnam Management and comprises 50% Russell 3000 Index, 35% Bloomberg Barclays U.S. Aggregate Bond Index, 10% MSCI EAFE Index (ND), and 5% JPMorgan Developed High Yield Index.

† The fund’s secondary benchmark, the Putnam Balanced Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

‡ Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/20, there were 598, 589, 534, 479, 360, and 30 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 3/31/20

Distributions	Class A		Class B	Class C	Class P	Class R	Class R5	Class R6	Class Y
Number	2		2	2	2	2	2	2	2
Income	$0.138		$0.079	$0.084	$0.167	$0.119	$0.156	$0.164	$0.156
Capital gains	—		—	—	—	—	—	—	—
Total	$0.138		$0.079	$0.084	$0.167	$0.119	$0.156	$0.164	$0.156
	Before	After	Net	Net	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value	value	value
9/30/19	$14.55	$15.44	$14.49	$14.11	$14.59	$14.42	$14.58	$14.58	$14.58
3/31/20	13.00	13.79	12.96	12.61	13.03	12.88	13.03	13.03	13.03

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Dynamic Asset Allocation Balanced Fund 11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class P	Class R	Class R5	Class R6	Class Y
Total annual operating
expenses for the fiscal year
ended 9/30/19	0.98%	1.73%	1.73%	0.59%	1.23%	0.73%	0.63%	0.73%
Annualized expense ratio
for the six-month period
ended 3/31/20	0.96%	1.71%	1.71%	0.57%	1.21%	0.71%	0.61%	0.71%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 10/1/19 to 3/31/20. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class P	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.57	$8.12	$8.12	$2.71	$5.75	$3.38	$2.90	$3.38
Ending value (after expenses)	$902.70	$899.70	$899.40	$904.20	$901.20	$904.00	$904.60	$904.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12 Dynamic Asset Allocation Balanced Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 3/31/20, use the following calculation method. To find the value of your investment on 10/1/19, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class P	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.85	$8.62	$8.62	$2.88	$6.11	$3.59	$3.08	$3.59
Ending value (after expenses)	$1,020.20	$1,016.45	$1,016.45	$1,022.15	$1,018.95	$1,021.45	$1,021.95	$1,021.45

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

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Consider these risks before investing

Allocation of assets among asset classes may hurt performance. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, asset class, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Funds that invest in government securities are not guaranteed. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Default risk is generally higher for non-qualified mortgages. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are available only to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments

Dynamic Asset Allocation Balanced Fund 15

on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

° Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

MSCI EAFE Index (ND) is a free float-adjusted market capitalization index that is designed to measure the equity performance of large and mid-cap markets in developed countries, excluding the U.S. and Canada. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Putnam Balanced Blended Benchmark is a benchmark administered by Putnam Management, comprising 50% the Russell 3000 Index, 35% the Bloomberg Barclays U.S. Aggregate Bond Index, 10% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

16 Dynamic Asset Allocation Balanced Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2019, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2020, Putnam employees had approximately $402,000,000 and the Trustees had approximately $66,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Dynamic Asset Allocation Balanced Fund 17

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

18 Dynamic Asset Allocation Balanced Fund

The fund’s portfolio 3/31/20 (Unaudited)

COMMON STOCKS (54.3%)*	Shares	Value
Basic materials (1.3%)
Air Liquide SA (France)	2,959	$379,276
Akzo Nobel NV (Netherlands)	629	41,468
Anglo American PLC (United Kingdom)	109,051	1,905,588
Arkema SA (France)	12,865	889,671
Ashland Global Holdings, Inc.	11,800	590,826
Axalta Coating Systems, Ltd. †	65,900	1,138,093
Azrieli Group, Ltd. (Israel)	1,186	68,588
BHP Group PLC (United Kingdom)	67,676	1,046,741
Celanese Corp.	12,600	924,714
Cellnex Telecom, SA 144A (Spain) †	11,883	540,874
CF Industries Holdings, Inc.	88,500	2,407,200
Covestro AG (Germany)	51,142	1,588,656
CRH PLC (Ireland)	41,795	1,139,286
DuPont de Nemours, Inc.	41,900	1,428,790
Eastman Chemical Co.	38,400	1,788,672
Eiffage SA (France)	13,156	931,736
Fortescue Metals Group, Ltd. (Australia)	112,621	687,864
Glencore PLC (United Kingdom)	14,551	22,209
HOCHTIEF AG (Germany)	2,384	158,534
Israel Chemicals, Ltd. (Israel)	132,326	420,412
JFE Holdings, Inc. (Japan)	18,200	118,457
LafargeHolcim, Ltd. (Switzerland)	13,273	485,218
Newcrest Mining, Ltd. (Australia)	13,696	192,439
NewMarket Corp.	2,400	918,888
Nippon Steel Corp. (Japan)	20,300	173,875
Nitto Denko Corp. (Japan)	12,700	566,927
Nucor Corp.	4,502	162,162
PPG Industries, Inc.	14,500	1,212,200
Reliance Steel & Aluminum Co.	15,100	1,322,609
Rio Tinto PLC (United Kingdom)	51,682	2,372,346
Sherwin-Williams Co. (The)	1,652	759,127
Shin-Etsu Chemical Co., Ltd. (Japan)	16,400	1,625,386
Steel Dynamics, Inc.	76,100	1,715,294
		29,724,126
Capital goods (3.9%)
ACS Actividades de Construccion y Servicios SA (Spain)	41,653	813,736
Allison Transmission Holdings, Inc.	44,300	1,444,623
Avery Dennison Corp.	16,900	1,721,603
BAE Systems PLC (United Kingdom)	56,386	363,839
Ball Corp.	23,242	1,502,828
Berry Global Group, Inc. †	49,300	1,661,903
Caterpillar, Inc.	11,300	1,311,252
Crown Holdings, Inc. †	27,200	1,578,688
Cummins, Inc.	45,500	6,157,060
Curtiss-Wright Corp.	5,300	489,773
Daikin Industries, Ltd. (Japan)	15,300	1,865,775
Dover Corp.	27,800	2,333,532
Faurecia SA (France)	33,515	1,003,161

Dynamic Asset Allocation Balanced Fund 19

COMMON STOCKS (54.3%)* cont.	Shares	Value
Capital goods cont.
General Dynamics Corp.	1,524	$201,640
HD Supply Holdings, Inc. †	70,082	1,992,431
HEICO Corp.	20,300	1,514,583
Hitachi High-Technologies Corp. (Japan)	16,300	1,209,893
Hitachi, Ltd. (Japan)	67,900	1,976,558
Honeywell International, Inc.	86,027	11,509,552
Ingersoll Rand, Inc. † S	54,250	1,345,400
Johnson Controls International PLC	150,017	4,044,458
L3Harris Technologies, Inc.	1,718	309,446
Legrand SA (France)	16,843	1,082,325
Lockheed Martin Corp.	38,651	13,100,756
Northrop Grumman Corp.	37,539	11,357,424
Obayashi Corp. (Japan)	69,000	591,071
Republic Services, Inc.	31,600	2,371,896
Sandvik AB (Sweden)	152,536	2,166,208
Teledyne Technologies, Inc. †	6,500	1,932,255
Tervita Corp. (Canada) †	127	313
Toshiba Corp. (Japan)	46,900	1,032,500
Trane Technologies PLC	61,400	5,071,026
Waste Management, Inc.	72,917	6,749,198
		91,806,706
Communication services (3.1%)
Altice USA, Inc. Class A †	131,900	2,940,051
AT&T, Inc.	125,536	3,659,374
BCE, Inc. (Canada)	13,071	536,196
BT Group PLC (United Kingdom)	313,049	456,590
Comcast Corp. Class A	476,100	16,368,318
Crown Castle International Corp. R	51,400	7,422,160
Deutsche Telekom AG (Germany)	186,771	2,472,949
Equinix, Inc. R	10,200	6,370,614
Hikari Tsushin, Inc. (Japan)	3,000	503,327
HKT Trust & HKT, Ltd. (Units) (Hong Kong)	167,000	226,727
Juniper Networks, Inc.	9,743	186,481
KDDI Corp. (Japan)	85,000	2,512,436
Nippon Telegraph & Telephone Corp. (Japan)	68,500	1,625,520
NTT DoCoMo, Inc. (Japan)	47,100	1,480,597
SES SA (France)	9,114	53,625
Telstra Corp., Ltd. (Australia)	358,025	683,319
Verizon Communications, Inc.	482,962	25,949,548
		73,447,832
Communications equipment (1.0%)
Cisco Systems, Inc.	594,392	23,365,550
		23,365,550
Computers (3.0%)
Apple, Inc.	222,523	56,585,374
Aspen Technology, Inc. †	15,100	1,435,557
Fortinet, Inc. †	51,600	5,220,372
Fujitsu, Ltd. (Japan)	8,200	739,960

20 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (54.3%)* cont.	Shares	Value
Computers cont.
Otsuka Corp. (Japan)	23,700	$1,013,996
Synopsys, Inc. †	32,833	4,228,562
		69,223,821
Conglomerates (0.5%)
AMETEK, Inc.	39,400	2,837,588
Danaher Corp.	55,800	7,723,278
Orkla ASA (Norway)	29,324	250,938
		10,811,804
Consumer cyclicals (7.2%)
ABC-Mart, Inc. (Japan)	2,700	135,418
Adecco Group AG (Switzerland)	21,718	856,900
Amazon.com, Inc. †	26,220	51,121,658
Aristocrat Leisure, Ltd. (Australia)	52,761	682,676
Automatic Data Processing, Inc.	2,584	353,181
AutoZone, Inc. †	356	301,176
Avalara, Inc. †	20,800	1,551,680
Berkeley Group Holdings PLC (The) (United Kingdom)	12,334	551,344
Booking Holdings, Inc. †	6,900	9,282,708
Booz Allen Hamilton Holding Corp.	35,000	2,402,400
Brambles, Ltd. (Australia)	149,136	984,222
Bridgestone Corp. (Japan)	5,600	172,330
CK Hutchison Holdings, Ltd. (Hong Kong)	120,500	808,110
Clear Channel Outdoor Holdings, Inc. †	2,938	1,880
Compass Group PLC (United Kingdom)	104,781	1,637,162
CoStar Group, Inc. †	2,300	1,350,583
D.R. Horton, Inc.	33,500	1,139,000
Daiwa House Industry Co., Ltd. (Japan)	33,300	824,737
Discovery, Inc. Class A † S	65,000	1,263,600
Dollar Tree, Inc. †	3,773	277,202
Ecolab, Inc.	768	119,677
Euronet Worldwide, Inc. †	9,100	780,052
Expedia, Inc.	53,200	2,993,564
Extended Stay America, Inc. (Units)	67,700	494,887
Ferrari NV (Italy)	3,084	479,334
Fiat Chrysler Automobiles NV (Italy)	107,098	771,768
Ford Motor Co.	11,190	54,048
Fox Corp. Class B	2,554	58,436
Geberit International AG (Switzerland)	356	157,045
HC Brillant Services GmbH (acquired various dates from
8/2/13 to 8/31/16, cost $1) (Private) (Germany) † ∆∆ F	2	2
Hermes International (France)	3,577	2,470,495
Hilton Worldwide Holdings, Inc.	65,200	4,449,248
Home Depot, Inc. (The)	3,438	641,909
Hoshizaki Corp. (Japan)	7,200	541,074
iHeartMedia, Inc. Class A †	1,249	9,130
Industria de Diseno Textil SA (Inditex) (Spain)	87,422	2,269,628
Jardine Matheson Holdings, Ltd. (Hong Kong)	3,200	160,066
Kering SA (France)	4,565	2,381,992
Kimberly-Clark Corp.	2,718	347,551

Dynamic Asset Allocation Balanced Fund 21

COMMON STOCKS (54.3%)* cont.	Shares	Value
Consumer cyclicals cont.
Liberty Media Corp.-Liberty Formula One Class C †	31,800	$865,914
Liberty Media Corp.-Liberty SiriusXM Class A †	14,900	472,181
Liberty Media Corp.-Liberty SiriusXM Class C †	8,998	284,517
Lowe’s Cos., Inc.	77,900	6,703,295
MGM Resorts International	139,600	1,647,280
Moody’s Corp.	2,700	571,050
New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $1) (Private)
(Germany) † ∆∆ F	1	1
New Middle East Other Assets GmbH (acquired 8/2/13, cost $1) (Private)
(Germany) † ∆∆ F	1	1
News Corp. Class A	7,432	66,702
Nielsen Holdings PLC	85,500	1,072,170
Nintendo Co., Ltd. (Japan)	6,600	2,545,579
Norwegian Cruise Line Holdings, Ltd. †	61,200	670,752
PayPal Holdings, Inc. †	219,900	21,053,226
Peugeot SA (France)	118,078	1,574,267
Publicis Groupe SA (France)	3,203	91,894
PulteGroup, Inc.	116,000	2,589,120
Ross Stores, Inc.	3,491	303,612
RTL Group SA (Belgium)	3,192	107,820
S&P Global, Inc.	38,300	9,385,415
Secom Co., Ltd. (Japan)	1,700	141,342
ServiceMaster Global Holdings, Inc. †	44,900	1,212,300
Sohgo Security Services Co., Ltd. (Japan)	7,600	370,268
Sony Corp. (Japan)	48,600	2,888,940
Subaru Corp. (Japan)	2,400	46,079
Target Corp.	55,000	5,113,350
Taylor Wimpey PLC (United Kingdom)	352,873	512,782
Tempur Sealy International, Inc. †	16,000	699,360
TJX Cos., Inc. (The)	12,084	577,736
Toyota Motor Corp. (Japan)	8,900	535,796
Verisk Analytics, Inc.	18,400	2,564,592
Volkswagen AG (Preference) (Germany)	10,636	1,267,218
Volvo AB (Sweden)	56,407	678,278
Walmart, Inc.	16,900	1,920,178
Walt Disney Co. (The)	2,927	282,748
Wesfarmers, Ltd. (Australia)	88,014	1,895,297
Wolters Kluwer NV (Netherlands)	29,992	2,132,425
		167,721,358
Consumer staples (5.1%)
a2 Milk Co., Ltd. (New Zealand) †	36,329	367,434
Altria Group, Inc.	2,273	87,897
Associated British Foods PLC (United Kingdom)	55,491	1,245,378
Bright Horizons Family Solutions, Inc. †	7,600	775,200
British American Tobacco PLC (United Kingdom)	38,297	1,307,780
Carlsberg A/S Class B (Denmark)	15,093	1,713,299
Chocoladefabriken Lindt & Spruengli AG (Switzerland)	47	397,081
Coca-Cola Co. (The)	403,731	17,865,097
Coca-Cola HBC AG (Switzerland)	31,408	675,054
Costco Wholesale Corp.	2,700	769,851

22 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (54.3%)* cont.	Shares	Value
Consumer staples cont.
Essity AB Class B (Sweden)	68,774	$2,120,805
Ferguson PLC (United Kingdom)	28,411	1,776,562
Heineken Holding NV (Netherlands)	1,621	124,409
Hershey Co. (The)	41,524	5,501,930
ITOCHU Corp. (Japan)	113,700	2,359,057
Japan Tobacco, Inc. (Japan)	7,900	146,233
Just Eat-Takeaway (Netherlands) †	8,556	644,996
Kao Corp. (Japan)	8,100	663,221
Koninklijke Ahold Delhaize NV (Netherlands)	104,292	2,440,775
Kose Corp. (Japan)	5,400	665,752
L’Oreal SA (France)	9,736	2,555,563
Mondelez International, Inc. Class A	215,447	10,789,586
Monster Beverage Corp. †	23,200	1,305,232
Nestle SA (Switzerland)	41,864	4,314,848
PepsiCo, Inc.	117,538	14,116,314
Procter & Gamble Co. (The)	229,384	25,232,240
Starbucks Corp.	161,597	10,623,387
Sundrug Co., Ltd. (Japan)	18,700	600,169
Swedish Match AB (Sweden)	2,628	150,327
Sysco Corp.	65,264	2,977,996
Tesco PLC (United Kingdom)	205,806	582,794
Unilever PLC (United Kingdom)	13,812	697,279
US Foods Holding Corp. †	51,700	915,607
WH Group, Ltd. (Hong Kong)	1,997,000	1,854,491
Wilmar International, Ltd. (Singapore)	227,100	513,674
WM Morrison Supermarkets PLC (United Kingdom)	81,286	179,072
Woolworths Group, Ltd. (Australia)	62,152	1,358,020
		120,414,410
Electronics (1.5%)
Agilent Technologies, Inc.	46,500	3,330,330
Arrow Electronics, Inc. †	16,100	835,107
Broadcom, Inc.	24,000	5,690,400
Garmin, Ltd.	25,800	1,933,968
Hoya Corp. (Japan)	25,200	2,143,485
Intel Corp.	4,037	218,482
Qorvo, Inc. †	1,547	124,735
Qualcomm, Inc.	270,200	18,279,030
SMC Corp. (Japan)	1,300	554,934
STMicroelectronics NV (France)	50,010	1,088,402
Texas Instruments, Inc.	5,872	586,789
Thales SA (France)	1,959	164,429
		34,950,091
Energy (1.4%)
Chevron Corp.	238,403	17,274,681
Exxon Mobil Corp.	6,787	257,702
Lundin Petroleum AB (Sweden)	24,888	476,579
MWO Holdings, LLC (Units) F	89	—
Nine Point Energy F	1,299	—
Occidental Petroleum Corp.	7,546	87,383

Dynamic Asset Allocation Balanced Fund 23

COMMON STOCKS (54.3%)* cont.	Shares	Value
Energy cont.
OMV AG (Austria)	20,944	$578,894
Phillips 66	85,845	4,605,584
Plains GP Holdings LP Class A †	25,530	143,223
Repsol SA (Spain)	3,474	31,701
Royal Dutch Shell PLC Class B (United Kingdom)	239,493	4,015,559
Santos, Ltd. (Australia)	190,533	413,014
Williams Cos., Inc. (The)	327,400	4,632,710
		32,517,030
Financials (7.2%)
3i Group PLC (United Kingdom)	115,627	1,131,595
ABN AMRO Group NV GDR (Netherlands)	101,699	834,811
Aflac, Inc.	6,585	225,470
AGNC Investment Corp. R	183,000	1,936,140
AIB Group PLC (Ireland)	47,132	52,853
Allianz SE (Germany)	16,310	2,811,542
Allstate Corp. (The)	50,922	4,671,075
Ally Financial, Inc. S	112,900	1,629,147
American Campus Communities, Inc. R	17,800	493,950
American Express Co.	3,955	338,588
American Financial Group, Inc.	11,000	770,880
Ameriprise Financial, Inc.	39,700	4,068,456
Amundi SA (France)	5,572	329,766
Apartment Investment & Management Co. Class A R	29,700	1,043,955
Aroundtown SA (Luxembourg)	17,601	88,206
Athene Holding, Ltd. Class A (Bermuda) †	1,658	41,152
AvalonBay Communities, Inc. R	15,900	2,340,003
Aviva PLC (United Kingdom)	531,480	1,764,461
AXA SA (France)	16,232	281,088
Axis Capital Holdings, Ltd.	12,800	494,720
Banco Bilbao Vizcaya Argenta (Spain)	516,774	1,652,009
Bank Leumi Le-Israel BM (Israel)	231,549	1,280,266
Bank of Montreal (Canada)	5,179	261,508
BNP Paribas SA (France)	58,994	1,778,387
BOC Hong Kong Holdings, Ltd. (Hong Kong)	252,500	695,788
Boston Properties, Inc. R	17,100	1,577,133
Brixmor Property Group, Inc. R	32,200	305,900
Broadridge Financial Solutions, Inc.	6,801	644,939
Camden Property Trust R	16,200	1,283,688
Canadian Imperial Bank of Commerce (Canada)	4,276	249,152
Capital One Financial Corp.	75,700	3,816,794
CBRE Group, Inc. Class A †	53,300	2,009,943
Cheung Kong Property Holdings, Ltd. (Hong Kong)	274,000	1,490,625
Citigroup, Inc.	357,500	15,057,900
CME Group, Inc.	4,425	765,127
CNP Assurances (France)	6,740	65,974
Credit Agricole SA (France)	141,706	1,038,601
DBS Group Holdings, Ltd. (Singapore)	55,200	721,749
Deutsche Boerse AG (Germany)	9,875	1,356,511
Deutsche Wohnen AG (Germany)	18,645	712,385

24 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (54.3%)* cont.	Shares	Value
Financials cont.
Direct Line Insurance Group PLC (United Kingdom)	77,955	$285,242
Discover Financial Services	69,800	2,489,766
DNB ASA (Norway)	60,773	681,582
Duke Realty Corp. R	68,600	2,221,268
E*Trade Financial Corp.	105,900	3,634,488
Equity Lifestyle Properties, Inc. R	20,000	1,149,600
Equity Residential R	36,400	2,246,244
Essex Property Trust, Inc. R	13,000	2,863,120
Federal Realty Investment Trust R	10,700	798,327
Fifth Third Bancorp	143,100	2,125,035
Gaming and Leisure Properties, Inc. R	31,700	878,407
Gjensidige Forsikring ASA (Norway)	20,558	351,780
Goldman Sachs Group, Inc. (The)	24,100	3,725,619
Goodman Group (Australia) R	119,311	911,463
Hargreaves Lansdown PLC (United Kingdom)	19,224	329,397
Hartford Financial Services Group, Inc. (The)	80,600	2,840,344
Henderson Land Development Co., Ltd. (Hong Kong)	200,000	759,573
Hongkong Land Holdings, Ltd. (Hong Kong)	38,600	144,384
HSBC Holdings PLC (United Kingdom)	144,792	815,408
Intercontinental Exchange, Inc.	690	55,718
Invitation Homes, Inc. R	98,200	2,098,534
Israel Discount Bank, Ltd. Class A (Israel)	251,586	745,153
Jones Lang LaSalle, Inc.	4,100	414,018
JPMorgan Chase & Co.	297,905	26,820,388
KBC Groep NV (Belgium)	15,746	726,631
Legal & General Group PLC (United Kingdom)	769,268	1,840,360
Lincoln National Corp.	57,900	1,523,928
Loews Corp.	4,699	163,666
LPL Financial Holdings, Inc.	14,500	789,235
MetLife, Inc.	211,000	6,450,270
MGIC Investment Corp.	111,400	707,390
Mitsubishi UFJ Lease & Finance Co., Ltd. (Japan)	76,100	374,228
Mizuho Financial Group, Inc. (Japan)	227,400	260,253
Morgan Stanley	209,000	7,106,000
National Australia Bank, Ltd. (Australia)	8,620	91,125
National Bank of Canada (Canada)	9,238	357,035
New Residential Investment Corp. R	85,600	428,856
NN Group NV (Netherlands)	2,236	60,392
Nomura Real Estate Holdings, Inc. (Japan)	33,000	535,271
ORIX Corp. (Japan)	120,900	1,453,866
Outfront Media, Inc. R	39,000	525,720
Partners Group Holding AG (Switzerland)	2,833	1,959,530
Popular, Inc. (Puerto Rico)	21,200	742,000
Reinsurance Group of America, Inc.	11,581	974,425
RenaissanceRe Holdings, Ltd.	1,447	216,066
Sampo Oyj Class A (Finland)	3,627	106,088
SEI Investments Co.	15,000	695,100
Sekisui House, Ltd. (Japan)	27,000	446,211
Singapore Exchange, Ltd. (Singapore)	170,700	1,099,120

Dynamic Asset Allocation Balanced Fund 25

COMMON STOCKS (54.3%)* cont.	Shares	Value
Financials cont.
Skandinaviska Enskilda Banken AB (Sweden)	196,566	$1,329,665
STORE Capital Corp. R	58,200	1,054,584
Sumitomo Mitsui Financial Group, Inc. (Japan)	85,000	2,065,271
Sun Communities, Inc. R	12,200	1,523,170
Sun Hung Kai Properties, Ltd. (Hong Kong)	67,000	879,704
Swiss Life Holding AG (Switzerland)	1,162	395,626
Swiss Prime Site AG (Switzerland)	2,526	247,958
Synchrony Financial	181,300	2,917,117
TD Ameritrade Holding Corp.	2,488	86,234
Toronto-Dominion Bank (Canada)	8,476	360,349
Two Harbors Investment Corp. R	73,700	280,797
U.S. Bancorp	4,844	166,876
VEREIT, Inc. R	318,000	1,555,020
Vonovia SE (Germany)	10,240	504,742
Vornado Realty Trust R	38,800	1,404,948
W.R. Berkley Corp.	20,500	1,069,485
Weingarten Realty Investors R	28,600	412,698
Zurich Insurance Group AG (Switzerland)	1,956	694,300
		168,078,405
Health care (7.2%)
Abbott Laboratories	125,100	9,871,641
AbbVie, Inc.	41,629	3,171,714
Advanz Pharma Corp., Ltd. (Canada) †	520	2,002
Alfresa Holdings Corp. (Japan)	30,800	574,503
Alkermes PLC †	45,800	660,436
Allergan PLC	27,900	4,941,090
Amgen, Inc.	63,799	12,933,971
Asahi Intecc Co., Ltd. (Japan)	17,300	428,261
Astellas Pharma, Inc. (Japan)	156,700	2,425,742
AstraZeneca PLC (United Kingdom)	9,612	858,622
Biogen, Inc. †	26,100	8,257,518
Bristol-Myers Squibb Co.	112,469	6,269,022
Cardinal Health, Inc.	15,900	762,246
Charles River Laboratories International, Inc. †	8,900	1,123,269
Chemed Corp.	3,500	1,516,200
Cigna Corp.	446	79,022
Dentsply Sirona, Inc.	44,900	1,743,467
Edwards Lifesciences Corp. †	38,600	7,280,732
Eli Lilly & Co.	1,904	264,123
Fisher & Paykel Healthcare Corp., Ltd. (New Zealand)	19,012	344,645
Fresenius Medical Care AG & Co., KGaA (Germany)	1,933	128,938
Galapagos NV (Belgium) †	5,000	992,112
Gilead Sciences, Inc.	88,536	6,618,951
GlaxoSmithKline PLC (United Kingdom)	66,934	1,255,505
H Lundbeck A/S (Denmark)	1,629	48,476
Hill-Rom Holdings, Inc.	15,900	1,599,540
Hologic, Inc. †	58,900	2,067,390
Johnson & Johnson	127,988	16,783,066
Kobayashi Pharmaceutical Co., Ltd. (Japan)	3,700	342,991

26 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (54.3%)* cont.	Shares	Value
Health care cont.
Laboratory Corp. of America Holdings †	481	$60,794
M3, Inc. (Japan)	18,200	537,840
McKesson Corp.	50,219	6,792,622
Medtronic PLC	175,008	15,782,221
Merck & Co., Inc.	180,746	13,906,597
Mylan NV †	32,800	489,048
Novartis AG (Switzerland)	55,007	4,546,056
Novo Nordisk A/S Class B (Denmark)	57,856	3,489,957
Ono Pharmaceutical Co., Ltd. (Japan)	22,000	506,409
PeptiDream, Inc. (Japan) †	7,200	251,307
Pfizer, Inc.	178,790	5,835,706
Quest Diagnostics, Inc.	3,869	310,681
Roche Holding AG (Switzerland)	18,493	6,012,333
Sanofi (France)	2,424	213,411
Sartorius Stedim Biotech (France)	3,378	678,365
Shionogi & Co., Ltd. (Japan)	38,100	1,874,751
Smith & Nephew PLC (United Kingdom)	29,578	524,879
Sonic Healthcare, Ltd. (Australia)	15,685	234,901
Suzuken Co., Ltd. (Japan)	17,300	630,548
Thermo Fisher Scientific, Inc.	9,800	2,779,280
UCB SA (Belgium)	5,976	518,918
UnitedHealth Group, Inc.	1,067	266,088
West Pharmaceutical Services, Inc.	13,800	2,101,050
Zimmer Biomet Holdings, Inc.	37,800	3,820,824
Zoetis, Inc.	24,578	2,892,585
		168,402,366
Semiconductor (0.4%)
ASML Holding NV (Netherlands)	3,212	853,622
KLA Corp.	30,500	4,384,070
Lam Research Corp.	15,500	3,720,000
Maxim Integrated Products, Inc.	3,395	165,031
Tokyo Electron, Ltd. (Japan)	6,000	1,128,236
		10,250,959
Software (5.4%)
Activision Blizzard, Inc.	166,400	9,897,472
Adobe, Inc. †	76,400	24,313,536
Amdocs, Ltd.	13,800	758,586
Atlassian Corp PLC Class A (Australia) †	28,200	3,870,732
Autodesk, Inc. †	38,700	6,041,070
Cadence Design Systems, Inc. †	71,631	4,730,511
F5 Networks, Inc. †	2,135	227,655
Intuit, Inc.	52,434	12,059,820
Microsoft Corp.	227,219	35,834,709
Nexon Co., Ltd. (Japan)	63,300	1,035,379
Oracle Corp.	429,400	20,752,902
Oracle Corp. (Japan)	2,700	235,718
Veeva Systems, Inc. Class A †	47,500	7,427,575
		127,185,665

Dynamic Asset Allocation Balanced Fund 27

COMMON STOCKS (54.3%)* cont.	Shares	Value
Technology (—%)
CACI International, Inc. Class A †	3,300	$696,795
		696,795
Technology services (2.8%)
Accenture PLC Class A	5,271	860,543
Alphabet, Inc. Class A †	33,864	39,348,274
Capgemini SE (France)	5,156	436,170
Cognizant Technology Solutions Corp. Class A	8,070	375,013
eBay, Inc.	236,300	7,103,178
Facebook, Inc. Class A †	29,500	4,920,600
Fair Isaac Corp. †	5,900	1,815,371
Fidelity National Information Services, Inc.	3,377	410,778
Fiserv, Inc. †	2,267	215,342
FUJIFILM Holdings Corp. (Japan)	5,900	296,145
Genpact, Ltd.	38,400	1,121,280
IBM Corp.	923	102,388
Itochu Techno-Solutions Corp. (Japan)	32,300	921,363
Leidos Holdings, Inc.	50,307	4,610,637
NEC Corp. (Japan)	11,600	423,242
Nomura Research Institute, Ltd. (Japan)	43,700	923,350
Roku, Inc. † S	10,500	918,540
Xerox Holdings Corp.	77,600	1,469,744
Z Holdings Corp. (Japan)	113,300	364,438
		66,636,396
Transportation (1.0%)
Aena SME SA (Spain)	9,317	1,016,783
Aurizon Holdings, Ltd. (Australia)	431,363	1,117,477
Copa Holdings SA Class A (Panama)	6,200	280,798
Delta Air Lines, Inc. S	189,096	5,394,909
Deutsche Post AG (Germany)	89,525	2,470,037
Getlink SE (France)	4,156	50,233
Japan Airlines Co., Ltd. (Japan)	37,500	690,088
Kyushu Railway Co. (Japan)	1,800	51,761
MTR Corp. (Hong Kong)	42,500	218,836
Norfolk Southern Corp.	1,483	216,518
Odakyu Electric Railway Co., Ltd. (Japan)	23,300	512,158
Union Pacific Corp.	49,900	7,037,896
United Airlines Holdings, Inc. †	74,900	2,363,095
West Japan Railway Co. (Japan)	14,900	1,020,399
Yangzijiang Shipbuilding Holdings, Ltd. (China)	1,125,700	657,657
		23,098,645
Utilities and power (2.3%)
AES Corp.	204,800	2,785,280
AGL Energy, Ltd. (Australia)	77,836	833,553
American Electric Power Co., Inc.	65,167	5,212,057
Canadian Utilities, Ltd. Class A (Canada)	2,007	47,975
CenterPoint Energy, Inc.	140,200	2,166,090
CLP Holdings, Ltd. (Hong Kong)	74,500	684,778
Consolidated Edison, Inc.	13,331	1,039,818
DTE Energy Co.	33,125	3,145,881

28 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (54.3%)* cont.	Shares	Value
Utilities and power cont.
E.ON SE (Germany)	119,245	$1,254,042
Enel SpA (Italy)	375,879	2,616,275
Eni SpA (Italy)	98,435	995,220
Entergy Corp.	34,300	3,223,171
Evergy, Inc.	69,700	3,836,985
Exelon Corp.	214,922	7,911,279
IDACORP, Inc.	9,000	790,110
Kinder Morgan, Inc.	396,704	5,522,120
National Grid PLC (United Kingdom)	9,233	108,215
Pinnacle West Capital Corp.	33,492	2,538,359
Public Service Enterprise Group, Inc.	83,700	3,758,967
Snam SpA (Italy)	188,681	871,448
Southern Co. (The)	15,900	860,826
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	13,140	14,454
Vistra Energy Corp.	168,900	2,695,642
		52,912,545
Total common stocks (cost $1,312,094,973)		$1,271,244,504

	Principal
CORPORATE BONDS AND NOTES (16.9%)*	amount	Value
Basic materials (0.9%)
Allegheny Technologies, Inc. sr. unsec. sub. notes 5.875%, 12/1/27	$25,000	$20,813
Allegheny Technologies, Inc. sr. unsec. unsub. notes
7.875%, 8/15/23	255,000	246,001
ArcelorMittal SA sr. unsec. unsub. notes 7.00%, 10/15/39 (France)	240,000	244,006
Atotech Alpha 2 BV 144A sr. unsec. notes 8.75%, 6/1/23
(Netherlands) ‡‡	205,000	184,500
Atotech Alpha 3 BV/Alpha US Bidco, Inc. 144A company guaranty
sr. unsec. notes 6.25%, 2/1/25 (Netherlands)	200,000	185,000
Axalta Coating Systems, LLC 144A company guaranty sr. unsec.
unsub. notes 4.875%, 8/15/24	185,000	177,600
Beacon Roofing Supply, Inc. 144A company guaranty sr. notes
4.50%, 11/15/26	95,000	87,666
Beacon Roofing Supply, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/25	205,000	185,013
Big River Steel, LLC/BRS Finance Corp. 144A company guaranty sr.
notes 7.25%, 9/1/25	350,000	318,500
BMC East, LLC 144A company guaranty sr. notes 5.50%, 10/1/24	300,000	289,500
Boise Cascade Co. 144A company guaranty sr. unsec. notes
5.625%, 9/1/24	470,000	445,325
Builders FirstSource, Inc. 144A sr. notes 6.75%, 6/1/27	162,000	158,760
BWAY Holding Co. 144A sr. unsec. notes 7.25%, 4/15/25	425,000	337,875
Celanese US Holdings, LLC company guaranty sr. unsec. notes
3.50%, 5/8/24 (Germany)	669,000	633,372
Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4.625%, 11/15/22 (Germany)	265,000	278,561
Cemex Finance, LLC 144A company guaranty sr. notes 6.00%,
4/1/24 (Mexico)	305,000	262,300
CF Industries, Inc. company guaranty sr. unsec. bonds
4.95%, 6/1/43	255,000	242,174

Dynamic Asset Allocation Balanced Fund 29

	Principal
CORPORATE BONDS AND NOTES (16.9%)* cont.	amount	Value
Basic materials cont.
CF Industries, Inc. 144A company guaranty sr. notes
4.50%, 12/1/26	$1,180,000	$1,240,490
Chemours Co. (The) company guaranty sr. unsec. notes
5.375%, 5/15/27	80,000	61,188
Chemours Co. (The) company guaranty sr. unsec. unsub. notes
7.00%, 5/15/25	155,000	129,038
Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 6.75%, 12/1/27	360,000	324,990
Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4.875%, 7/15/24	95,000	89,300
Constellium NV 144A company guaranty sr. unsec. notes 5.875%,
2/15/26 (France)	250,000	212,813
CPG Merger Sub, LLC 144A company guaranty sr. unsec. notes
8.00%, 10/1/21	67,000	65,017
Dow Chemical Co. (The) sr. unsec. unsub. bonds 3.50%, 10/1/24	965,000	954,171
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.50%, 4/1/25 (Canada)	460,000	382,950
Freeport-McMoRan, Inc. company guaranty sr. unsec. unsub.
notes 5.45%, 3/15/43 (Indonesia)	115,000	102,925
GCP Applied Technologies, Inc. 144A sr. unsec. notes
5.50%, 4/15/26	545,000	506,850
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.625%, 4/29/24	943,000	862,374
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.00%, 4/16/25	680,000	658,901
Greif, Inc. 144A company guaranty sr. unsec. notes 6.50%, 3/1/27	290,000	278,139
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes
7.625%, 1/15/25 (Canada)	220,000	191,400
Ingevity Corp. 144A sr. unsec. notes 4.50%, 2/1/26	320,000	299,200
International Flavors & Fragrances, Inc. sr. unsec. notes
4.45%, 9/26/28	725,000	849,007
International Paper Co. sr. unsec. unsub. notes 3.00%, 2/15/27	515,000	529,220
Joseph T Ryerson & Son, Inc. 144A sr. notes 11.00%, 5/15/22	100,000	93,000
Kraton Polymers, LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 7.00%, 4/15/25	130,000	115,050
Louisiana-Pacific Corp. company guaranty sr. unsec. unsub. notes
4.875%, 9/15/24	195,000	168,188
Mauser Packaging Solutions Holding Co. 144A sr. notes
5.50%, 4/15/24	120,000	110,400
Mercer International, Inc. sr. unsec. notes 7.375%,
1/15/25 (Canada)	35,000	29,138
Mercer International, Inc. sr. unsec. notes 6.50%, 2/1/24 (Canada)	165,000	140,250
Mercer International, Inc. sr. unsec. notes 5.50%, 1/15/26 (Canada)	120,000	91,182
New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
6.25%, 11/15/22 (Canada)	75,000	72,844
Novelis Corp. 144A company guaranty sr. unsec. bonds
5.875%, 9/30/26	430,000	421,987
Novelis Corp. 144A company guaranty sr. unsec. notes
4.75%, 1/30/30	160,000	142,400
Nutrien, Ltd. sr. unsec. bonds 5.25%, 1/15/45 (Canada)	150,000	164,911
Nutrien, Ltd. sr. unsec. bonds 4.125%, 3/15/35 (Canada)	727,000	702,277

30 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (16.9%)* cont.	amount	Value
Basic materials cont.
Nutrien, Ltd. sr. unsec. sub. bonds 4.20%, 4/1/29 (Canada)	$696,000	$726,197
Packaging Corp. of America sr. unsec. unsub. notes 4.50%, 11/1/23	300,000	326,657
PQ Corp. 144A company guaranty sr. unsec. notes 5.75%, 12/15/25	285,000	256,500
Resideo Funding, Inc. 144A company guaranty sr. unsec. notes
6.125%, 11/1/26	155,000	135,238
Sherwin-Williams Co. (The) sr. unsec. unsub. bonds 3.45%, 6/1/27	570,000	584,173
Sherwin-Williams Co. (The) sr. unsec. unsub. notes 2.75%, 6/1/22	14,000	13,970
Smurfit Kappa Treasury Funding DAC company guaranty sr. unsec.
unsub. notes 7.50%, 11/20/25 (Ireland)	210,000	250,950
Starfruit Finco BV/Starfruit US Holdco, LLC 144A sr. unsec. notes
8.00%, 10/1/26 (Netherlands)	150,000	131,813
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/24	165,000	160,395
Syngenta Finance NV 144A company guaranty sr. unsec. unsub.
notes 5.182%, 4/24/28 (Switzerland)	255,000	217,576
Syngenta Finance NV 144A company guaranty sr. unsec. unsub.
notes 4.892%, 4/24/25 (Switzerland)	255,000	250,024
TMS International Corp. 144A sr. unsec. notes 7.25%, 8/15/25	295,000	265,500
TopBuild Corp. 144A company guaranty sr. unsec. notes
5.625%, 5/1/26	275,000	253,000
Tronox Finance PLC 144A company guaranty sr. unsec. notes
5.75%, 10/1/25 (United Kingdom)	210,000	187,425
Tronox, Inc. 144A company guaranty sr. unsec. notes
6.50%, 4/15/26	80,000	72,000
U.S. Concrete, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 6/1/24	275,000	248,188
Univar Solutions USA, Inc. 144A company guaranty sr. unsec. notes
5.125%, 12/1/27	415,000	377,650
Valvoline, Inc. 144A company guaranty sr. unsec. unsub. notes
4.25%, 2/15/30	150,000	140,610
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
8.20%, 1/15/30	690,000	978,704
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
7.95%, 2/15/31	245,000	333,249
Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32 R	405,000	477,409
WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5.625%, 10/1/24	210,000	206,787
Zekelman Industries, Inc. 144A company guaranty sr. notes
9.875%, 6/15/23	76,000	73,720
		20,954,301
Capital goods (0.8%)
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes
4.75%, 10/1/27	350,000	322,000
Amsted Industries, Inc. 144A company guaranty sr. unsec. sub.
notes 5.625%, 7/1/27	170,000	165,396
Amsted Industries, Inc. 144A sr. unsec. bonds 4.625%, 5/15/30	235,000	209,738
ARD Finance SA 144A sr. notes Ser. REGS, 6.50%, 6/30/27
(Luxembourg) ‡‡	400,000	343,560
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. sub. notes 4.125%, 8/15/26 (Ireland)	245,000	243,775

Dynamic Asset Allocation Balanced Fund 31

	Principal
CORPORATE BONDS AND NOTES (16.9%)* cont.	amount	Value
Capital goods cont.
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. unsec. notes 5.25%, 8/15/27 (Ireland)	$245,000	$251,125
ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes 6.50%,
6/15/23 (Canada)	95,000	93,813
Berry Global Escrow Corp. 144A notes 5.625%, 7/15/27	115,000	118,809
Berry Global, Inc. company guaranty notes 5.50%, 5/15/22	57,000	56,147
Berry Global, Inc. company guaranty unsub. notes 5.125%, 7/15/23	220,000	220,484
Berry Global, Inc. 144A notes 4.50%, 2/15/26	65,000	62,725
Bombardier, Inc. 144A sr. unsec. notes 7.875%, 4/15/27 (Canada)	330,000	220,226
Bombardier, Inc. 144A sr. unsec. notes 7.50%, 12/1/24 (Canada)	60,000	40,500
Clean Harbors, Inc. 144A sr. unsec. bonds 5.125%, 7/15/29	90,000	83,700
Clean Harbors, Inc. 144A sr. unsec. notes 4.875%, 7/15/27	160,000	156,624
Crown Americas, LLC/Crown Americas Capital Corp. VI company
guaranty sr. unsec. notes 4.75%, 2/1/26	130,000	133,211
Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds
7.375%, 12/15/26	150,000	153,750
Deere & Co. sr. unsec. unsub. notes 2.60%, 6/8/22	510,000	515,680
General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 2.25%, 11/15/22	245,000	240,613
GFL Environmental, Inc. 144A sr. notes 5.125%, 12/15/26 (Canada)	235,000	229,125
GFL Environmental, Inc. 144A sr. unsec. notes 8.50%,
5/1/27 (Canada)	144,000	144,677
GFL Environmental, Inc. 144A sr. unsec. notes 7.00%,
6/1/26 (Canada)	399,000	389,025
Great Lakes Dredge & Dock Corp. company guaranty sr. unsec.
notes 8.00%, 5/15/22	360,000	352,349
Honeywell International, Inc. sr. unsec. bonds 3.812%, 11/21/47	315,000	346,303
Husky III Holding, Ltd. 144A sr. unsec. notes 13.00%, 2/15/25
(Canada) ‡‡	300,000	220,344
Johnson Controls International PLC sr. unsec. bonds 4.95%, 7/2/64	515,000	528,585
Johnson Controls International PLC sr. unsec. unsub. bonds
4.50%, 2/15/47	840,000	905,213
L3Harris Technologies, Inc. 144A sr. unsec. sub. notes
4.40%, 6/15/28	505,000	537,570
L3Harris Technologies, Inc. 144A sr. unsec. sub. notes
3.85%, 12/15/26	894,000	921,885
Moog, Inc. 144A company guaranty sr. unsec. notes
4.25%, 12/15/27	95,000	85,738
Northrop Grumman Corp. sr. unsec. unsub. notes 3.25%, 1/15/28	1,165,000	1,210,574
Oshkosh Corp. sr. unsec. sub. notes 4.60%, 5/15/28	784,000	758,687
Oshkosh Corp. sr. unsec. unsub. notes 3.10%, 3/1/30	116,000	112,293
Otis Worldwide Corp. 144A company guaranty sr. unsec. notes
2.565%, 2/15/30	320,000	311,007
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A
company guaranty sr. notes 6.25%, 5/15/26	115,000	108,675
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A
company guaranty sr. unsec. notes 8.50%, 5/15/27	225,000	196,290
Park-Ohio Industries, Inc. company guaranty sr. unsec. notes
6.625%, 4/15/27	350,000	276,645
Raytheon Co. sr. unsec. notes 4.875%, 10/15/40	135,000	160,508
Raytheon Co. sr. unsec. unsub. notes 2.50%, 12/15/22	1,245,000	1,274,223

32 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (16.9%)* cont.	amount	Value
Capital goods cont.
RBS Global, Inc./Rexnord, LLC 144A sr. unsec. notes
4.875%, 12/15/25	$405,000	$378,675
Staples, Inc. 144A sr. notes 7.50%, 4/15/26	535,000	472,806
Staples, Inc. 144A sr. unsec. notes 10.75%, 4/15/27	320,000	245,536
Stevens Holding Co, Inc. 144A company guaranty sr. unsec. notes
6.125%, 10/1/26	450,000	444,562
Tennant Co. company guaranty sr. unsec. unsub. notes
5.625%, 5/1/25	200,000	192,500
Titan Acquisition, Ltd./Titan Co-Borrower, LLC 144A sr. unsec.
notes 7.75%, 4/15/26 (Canada)	30,000	25,050
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.50%, 5/15/25	35,000	32,900
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.375%, 6/15/26	235,000	225,013
TransDigm, Inc. company guaranty sr. unsec. unsub. notes
6.50%, 7/15/24	127,000	119,645
TransDigm, Inc. 144A company guaranty sr. notes 6.25%, 3/15/26	470,000	468,238
TransDigm, Inc. 144A company guaranty sr. unsec. sub. notes
5.50%, 11/15/27	365,000	327,588
Trivium Packaging Finance BV 144A company guaranty sr. notes
5.50%, 8/15/26 (Netherlands)	200,000	199,000
United Technologies Corp. sr. unsec. unsub. notes
4.125%, 11/16/28	1,015,000	1,114,219
Waste Connections, Inc. sr. unsec. sub. bonds 3.50%, 5/1/29	585,000	591,885
Waste Management, Inc. company guaranty sr. unsec. unsub.
notes 4.75%, 6/30/20	335,000	337,151
Waste Pro USA, Inc. 144A sr. unsec. notes 5.50%, 2/15/26	455,000	422,149
ZF North America Capital, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.50%, 4/29/22	156,000	146,370
		18,444,879
Communication services (1.9%)
Altice France SA 144A company guaranty sr. notes 7.375%,
5/1/26 (France)	230,000	228,310
Altice France SA 144A company guaranty sr. notes 5.50%,
1/15/28 (France)	200,000	188,500
American Tower Corp. sr. unsec. bonds 3.125%, 1/15/27 R	1,620,000	1,581,286
American Tower Corp. sr. unsec. notes 2.90%, 1/15/30 R	445,000	428,869
American Tower Corp. sr. unsec. sub. notes 2.75%, 1/15/27 R	990,000	955,160
AT&T, Inc. sr. unsec. bonds 4.30%, 2/15/30	400,000	429,552
AT&T, Inc. sr. unsec. notes 4.10%, 2/15/28	2,535,000	2,659,901
AT&T, Inc. sr. unsec. sub. notes 3.80%, 2/15/27	2,195,000	2,290,509
AT&T, Inc. sr. unsec. sub. notes 2.95%, 7/15/26	594,000	592,969
AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46	1,125,000	1,244,160
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 5/1/26	335,000	340,025
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
bonds 5.375%, 6/1/29	930,000	955,668
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
bonds 4.50%, 5/1/32	165,000	160,908
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
bonds 4.50%, 8/15/30	115,000	112,700

Dynamic Asset Allocation Balanced Fund 33

	Principal
CORPORATE BONDS AND NOTES (16.9%)* cont.	amount	Value
Communication services cont.
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
notes 5.75%, 2/15/26	$215,000	$217,720
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 6.484%, 10/23/45	1,434,000	1,729,863
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 4.80%, 3/1/50	730,000	759,619
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. notes 4.908%, 7/23/25	480,000	509,565
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 5.375%, 5/1/47	158,000	170,530
Comcast Corp. company guaranty sr. unsec. unsub. bonds
4.049%, 11/1/52	334,000	397,448
Comcast Corp. company guaranty sr. unsec. unsub. bonds
3.999%, 11/1/49	329,000	388,064
Comcast Corp. company guaranty sr. unsec. unsub. bonds
3.969%, 11/1/47	1,144,000	1,317,881
Comcast Corp. company guaranty sr. unsec. unsub. bonds
2.35%, 1/15/27	540,000	536,219
Comcast Corp. company guaranty sr. unsec. unsub. notes
6.50%, 11/15/35	110,000	160,327
Comcast Corp. company guaranty sr. unsec. unsub. notes
3.375%, 2/15/25	945,000	1,006,654
Comcast Corp. company guaranty sr. unsec. unsub. notes
3.15%, 3/1/26	405,000	424,418
Comcast Corp. sr. unsec. bonds 3.45%, 2/1/50	593,000	649,694
CommScope Technologies, LLC 144A company guaranty sr. unsec.
notes 6.00%, 6/15/25	195,000	178,464
Cox Communications, Inc. 144A sr. unsec. bonds 3.50%, 8/15/27	435,000	424,647
Crown Castle International Corp. sr. unsec. bonds 3.80%, 2/15/28 R	530,000	541,799
Crown Castle International Corp. sr. unsec. bonds 3.65%, 9/1/27 R	697,000	705,895
Crown Castle International Corp. sr. unsec. notes 4.875%, 4/15/22 R	135,000	137,986
Crown Castle International Corp. sr. unsec. unsub. bonds
3.70%, 6/15/26 R	670,000	689,581
CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	470,000	471,170
CSC Holdings, LLC sr. unsec. unsub. notes 6.75%, 11/15/21	338,000	348,140
CSC Holdings, LLC 144A sr. unsec. bonds 5.75%, 1/15/30	200,000	201,692
CSC Holdings, LLC 144A sr. unsec. notes 7.75%, 7/15/25	200,000	208,000
CSC Holdings, LLC 144A sr. unsec. unsub. notes 7.50%, 4/1/28	415,000	442,149
Deutsche Telekom International Finance BV company guaranty sr.
unsec. unsub. bonds 8.75%, 6/15/30 (Netherlands)	435,000	587,234
DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5.875%, 11/15/24	715,000	695,338
Equinix, Inc. sr. unsec. notes 5.375%, 5/15/27 R	180,000	178,002
Equinix, Inc. sr. unsec. sub. notes 3.20%, 11/18/29 R	793,000	737,411
Equinix, Inc. sr. unsec. unsub. notes 5.875%, 1/15/26 R	75,000	76,528
Front Range BidCo., Inc. 144A sr. notes 4.00%, 3/1/27	45,000	43,031
Front Range BidCo., Inc. 144A sr. unsec. notes 6.125%, 3/1/28	105,000	99,750

34 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (16.9%)* cont.	amount	Value
Communication services cont.
Frontier Communications Corp. sr. unsec. notes 10.50%, 9/15/22
(In default) †	$415,000	$107,900
Frontier Communications Corp. 144A company guaranty notes
8.50%, 4/1/26	165,000	151,388
Intelsat Jackson Holdings SA 144A company guaranty sr. notes
8.00%, 2/15/24 (Luxembourg)	10,000	9,662
Intelsat Jackson Holdings SA 144A sr. unsec. notes 9.75%,
7/15/25 (Luxembourg)	495,000	309,375
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes
5.625%, 2/1/23	135,000	134,325
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes
4.625%, 9/15/27	250,000	248,475
Quebecor Media, Inc. sr. unsec. unsub. notes 5.75%,
1/15/23 (Canada)	53,000	53,530
Rogers Communications, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 3/15/43 (Canada)	510,000	572,289
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes
6.875%, 11/15/28	532,000	607,650
Sprint Corp. company guaranty sr. unsec. notes 7.625%, 3/1/26	255,000	288,609
Sprint Corp. company guaranty sr. unsec. sub. notes
7.875%, 9/15/23	878,000	963,675
Sprint Corp. company guaranty sr. unsec. sub. notes
7.25%, 9/15/21	385,000	396,820
Sprint Corp. 144A company guaranty sr. unsec. notes
7.25%, 2/1/28	280,000	281,400
Sprint Spectrum Co., LLC/Sprint Spectrum Co. II, LLC/Sprint
Spectrum Co. III, LLC 144A company guaranty sr. notes
3.36%, 9/20/21	393,750	391,782
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.375%, 3/1/25	570,000	582,130
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.00%, 3/1/23	50,000	50,276
T-Mobile USA, Inc. company guaranty sr. unsec. notes
5.375%, 4/15/27	25,000	25,750
T-Mobile USA, Inc. company guaranty sr. unsec. notes
4.00%, 4/15/22	75,000	75,188
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. bonds
4.75%, 2/1/28	245,000	255,241
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
4.50%, 2/1/26	95,000	97,138
TCI Communications, Inc. sr. unsec. unsub. notes 7.125%, 2/15/28	400,000	551,209
Telefonica Emisiones SA company guaranty sr. unsec. bonds
4.895%, 3/6/48 (Spain)	1,835,000	2,032,813
Verizon Communications, Inc. sr. unsec. unsub. bonds
5.25%, 3/16/37	720,000	914,487
Verizon Communications, Inc. sr. unsec. unsub. notes
4.40%, 11/1/34	815,000	951,380
Verizon Communications, Inc. sr. unsec. unsub. notes
4.329%, 9/21/28	4,212,000	4,790,393
Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5.00%,
7/15/22 (Canada)	340,000	340,000

Dynamic Asset Allocation Balanced Fund 35

	Principal
CORPORATE BONDS AND NOTES (16.9%)* cont.	amount	Value
Communication services cont.
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%,
4/15/27 (Canada)	$765,000	$765,000
Vodafone Group PLC sr. unsec. unsub. notes 4.375%, 5/30/28
(United Kingdom)	695,000	734,013
Ziggo BV 144A company guaranty sr. notes 5.50%,
1/15/27 (Netherlands)	150,000	150,000
		44,035,234
Consumer cyclicals (1.9%)
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec.
notes 3.55%, 7/26/27 (Canada)	540,000	535,275
Alimentation Couche-Tard, Inc. 144A sr. unsec. notes 2.95%,
1/25/30 (Canada)	328,000	304,541
Amazon.com, Inc. sr. unsec. notes 3.15%, 8/22/27	1,555,000	1,701,090
Amazon.com, Inc. sr. unsec. notes 2.50%, 11/29/22	1,122,000	1,156,176
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.75%, 6/15/25	175,000	73,500
American Builders & Contractors Supply Co., Inc. 144A company
guaranty sr. unsec. notes 5.875%, 5/15/26	65,000	61,913
American Builders & Contractors Supply Co., Inc. 144A sr. notes
4.00%, 1/15/28	120,000	109,200
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
3.95%, 8/14/28	536,000	544,947
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
3.40%, 8/13/21	225,000	224,623
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
2.00%, 4/11/21	1,132,000	1,109,532
Boyd Gaming Corp. company guaranty sr. unsec. notes
6.00%, 8/15/26	105,000	90,300
Boyd Gaming Corp. company guaranty sr. unsec. unsub. notes
6.375%, 4/1/26	75,000	64,875
Boyd Gaming Corp. 144A company guaranty sr. unsec. notes
4.75%, 12/1/27	120,000	99,000
Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.25%,
9/15/27 (Canada)	110,000	95,414
Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 4.875%,
2/15/30 (Canada)	70,000	53,179
Carriage Services, Inc. 144A sr. unsec. notes 6.625%, 6/1/26	330,000	323,400
Cinemark USA, Inc. company guaranty sr. unsec. notes
5.125%, 12/15/22	99,000	78,210
Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
4.875%, 6/1/23	53,000	39,618
Clear Channel Outdoor Holdings, Inc. 144A company guaranty sr.
notes 5.125%, 8/15/27	160,000	151,400
Clear Channel Worldwide Holdings, Inc. 144A company guaranty
sr. unsec. notes 9.25%, 2/15/24	136,000	116,620
Constellation Merger Sub, Inc. 144A sr. unsec. notes 8.50%, 9/15/25	370,000	222,000
Cornerstone Building Brands, Inc. 144A company guaranty sr.
unsec. sub. notes 8.00%, 4/15/26	225,000	194,906
CRC Escrow Issuer, LLC/CRC Finco, Inc. 144A company guaranty sr.
unsec. notes 5.25%, 10/15/25	360,000	259,992

36 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (16.9%)* cont.	amount	Value
Consumer cyclicals cont.
Diamond Sports Group, LLC/Diamond Sports Finance Co. 144A sr.
notes 5.375%, 8/15/26	$300,000	$243,756
Diamond Sports Group, LLC/Diamond Sports Finance Co. 144A sr.
unsec. notes 6.625%, 8/15/27	485,000	324,344
Dollar General Corp. sr. unsec. sub. notes 3.25%, 4/15/23	510,000	518,659
Ecolab, Inc. sr. unsec. unsub. bonds 2.70%, 11/1/26	1,680,000	1,702,722
eG Global Finance PLC 144A company guaranty sr. notes 6.75%,
2/7/25 (United Kingdom)	250,000	205,000
Eldorado Resorts, Inc. company guaranty sr. unsec. notes
6.00%, 9/15/26	40,000	36,100
Eldorado Resorts, Inc. company guaranty sr. unsec. unsub. notes
7.00%, 8/1/23	70,000	62,826
Entercom Media Corp. 144A company guaranty notes
6.50%, 5/1/27	270,000	234,225
Entercom Media Corp. 144A company guaranty sr. unsec. notes
7.25%, 11/1/24	275,000	229,625
Fox Corp. sr. unsec. notes Ser. WI, 4.03%, 1/25/24	450,000	467,465
Gartner, Inc. 144A company guaranty sr. unsec. notes
5.125%, 4/1/25	140,000	136,850
General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 4.00%, 10/6/26	1,559,000	1,324,689
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.30%, 7/13/25	288,000	255,053
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.00%, 1/15/25	170,000	151,061
Global Payments, Inc. sr. unsec. unsub. notes 4.00%, 6/1/23	1,120,000	1,159,982
Gray Television, Inc. 144A sr. unsec. notes 7.00%, 5/15/27	410,000	407,950
GW B-CR Security Corp. 144A sr. unsec. notes 9.50%,
11/1/27 (Canada)	357,000	319,122
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes
4.625%, 5/15/24	150,000	148,500
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
company guaranty sr. unsec. notes 4.875%, 4/1/27	1,070,000	1,016,500
Home Depot, Inc. (The) sr. unsec. unsub. notes 2.625%, 6/1/22	795,000	808,835
Howard Hughes Corp. (The) 144A sr. unsec. notes 5.375%, 3/15/25	355,000	343,463
Hyatt Hotels Corp. sr. unsec. unsub. notes 4.85%, 3/15/26	763,000	754,110
iHeartCommunications, Inc. company guaranty sr. notes
6.375%, 5/1/26	132,066	124,968
iHeartCommunications, Inc. company guaranty sr. unsec. notes
8.375%, 5/1/27	467,807	407,282
IHS Markit, Ltd. sr. unsec. sub. bonds 4.75%, 8/1/28
(United Kingdom)	370,000	382,950
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25
(United Kingdom)	2,416,000	2,488,480
IHS Markit, Ltd. 144A company guaranty sr. unsec. notes 4.00%,
3/1/26 (United Kingdom)	55,000	53,075
Installed Building Products, Inc. 144A company guaranty sr. unsec.
notes 5.75%, 2/1/28	50,000	47,500
Interpublic Group of Cos., Inc. (The) sr. unsec. sub. bonds
4.65%, 10/1/28	2,404,000	2,452,626
Iron Mountain, Inc. 144A company guaranty sr. unsec. bonds
5.25%, 3/15/28 R	105,000	103,719

Dynamic Asset Allocation Balanced Fund 37

	Principal
CORPORATE BONDS AND NOTES (16.9%)* cont.	amount	Value
Consumer cyclicals cont.
Iron Mountain, Inc. 144A company guaranty sr. unsec. notes
4.875%, 9/15/27 R	$350,000	$339,500
Jeld-Wen, Inc. 144A company guaranty sr. unsec. notes
4.875%, 12/15/27	135,000	119,138
Jeld-Wen, Inc. 144A company guaranty sr. unsec. notes
4.625%, 12/15/25	155,000	136,400
L Brands, Inc. company guaranty sr. unsec. bonds 6.75%,
perpetual maturity	125,000	90,000
L Brands, Inc. company guaranty sr. unsec. notes 7.50%,
perpetual maturity	255,000	201,170
Lennar Corp. company guaranty sr. unsec. sub. notes
5.875%, 11/15/24	55,000	55,633
Lions Gate Capital Holdings, LLC 144A company guaranty sr.
unsec. notes 5.875%, 11/1/24	205,000	175,275
Lions Gate Capital Holdings, LLC 144A sr. unsec. notes
6.375%, 2/1/24	225,000	198,000
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/24	145,000	132,002
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 3/15/26	190,000	176,700
Masonite International Corp. 144A company guaranty sr. unsec.
notes 5.375%, 2/1/28	90,000	88,452
Mattamy Group Corp. 144A sr. unsec. notes 5.25%,
12/15/27 (Canada)	355,000	330,150
Mattamy Group Corp. 144A sr. unsec. notes 4.625%,
3/1/30 (Canada)	275,000	236,500
Mattel, Inc. 144A company guaranty sr. unsec. notes
5.875%, 12/15/27	340,000	349,452
Meredith Corp. company guaranty sr. unsec. notes 6.875%, 2/1/26	335,000	293,896
Navistar International Corp. 144A sr. unsec. notes 6.625%, 11/1/25	480,000	399,600
Nexstar Broadcasting, Inc. 144A company guaranty sr. unsec.
notes 5.625%, 8/1/24	200,000	188,248
Nexstar Escrow, Inc. 144A sr. unsec. notes 5.625%, 7/15/27	325,000	317,688
Nielsen Co. Luxembourg SARL (The) 144A company guaranty sr.
unsec. notes 5.00%, 2/1/25 (Luxembourg)	355,000	329,263
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty
sr. unsec. sub. notes 5.00%, 4/15/22	405,000	373,337
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes
3.60%, 4/15/26	1,225,000	1,222,445
Outfront Media Capital, LLC/Outfront Media Capital Corp. 144A sr.
unsec. bonds 4.625%, 3/15/30	70,000	62,300
Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.625%, 2/15/24	87,000	83,520
Penn National Gaming, Inc. 144A sr. unsec. notes 5.625%, 1/15/27	170,000	124,100
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.75%, 10/1/22	127,000	117,475
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.50%, 5/15/26	135,000	123,147
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.375%, 12/1/24	110,000	90,608
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A
notes 6.25%, 1/15/28	230,000	198,375

38 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (16.9%)* cont.	amount	Value
Consumer cyclicals cont.
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7.875%, 6/15/32	$328,000	$360,800
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 3/1/26	400,000	393,386
QVC, Inc. company guaranty sr. notes 4.85%, 4/1/24	195,000	168,675
Realogy Group, LLC/Realogy Co-Issuer Corp. 144A company
guaranty sr. unsec. notes 9.375%, 4/1/27	65,000	54,781
Refinitiv US Holdings, Inc. 144A company guaranty sr. notes
6.25%, 5/15/26	325,000	335,563
S&P Global, Inc. company guaranty sr. unsec. bonds
2.50%, 12/1/29	105,000	102,641
S&P Global, Inc. company guaranty sr. unsec. unsub. notes
4.40%, 2/15/26	490,000	543,650
S&P Global, Inc. company guaranty sr. unsec. unsub. notes
2.95%, 1/22/27	800,000	800,168
Scientific Games International, Inc. 144A company guaranty sr.
unsec. notes 7.25%, 11/15/29	375,000	234,375
Scientific Games International, Inc. 144A company guaranty sr.
unsec. notes 8.25%, 3/15/26	330,000	211,236
Scientific Games International, Inc. 144A sr. unsec. notes
7.00%, 5/15/28	110,000	67,650
Scotts Miracle-Gro, Co. (The) company guaranty sr. unsec. notes
4.50%, 10/15/29	345,000	328,613
Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
bonds 5.50%, 3/1/30	235,000	194,463
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.50%, 7/1/29	105,000	107,100
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	1,470,000	1,481,025
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
bonds 5.50%, 4/15/27	240,000	202,200
Spectrum Brands, Inc. company guaranty sr. unsec. unsub. notes
6.125%, 12/15/24	70,000	66,850
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds
5.00%, 10/1/29	115,000	97,750
Standard Industries, Inc. 144A sr. unsec. notes 5.375%, 11/15/24	310,000	299,150
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	1,245,000	1,132,950
Standard Industries, Inc. 144A sr. unsec. notes 4.75%, 1/15/28	20,000	18,419
Station Casinos, LLC 144A sr. unsec. notes 4.50%, 2/15/28	230,000	186,300
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A company guaranty sr. unsub. notes
5.875%, 5/15/25	205,000	168,039
Terrier Media Buyer, Inc. 144A company guaranty sr. unsec. notes
8.875%, 12/15/27	350,000	295,750
Townsquare Media, Inc. 144A company guaranty sr. unsec. notes
6.50%, 4/1/23	40,000	38,400
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company guaranty
sr. unsec. unsub. notes 5.875%, 6/15/24	225,000	209,021
TWDC Enterprises 18 Corp. sr. unsec. notes 2.75%, 8/16/21	165,000	167,540
Univision Communications, Inc. 144A company guaranty sr. sub.
notes 5.125%, 2/15/25	260,000	221,650
ViacomCBS, Inc. company guaranty sr. unsec. bonds 4.20%, 6/1/29	1,480,000	1,422,099
ViacomCBS, Inc. company guaranty sr. unsec. unsub. bonds
2.90%, 1/15/27	376,000	342,880

Dynamic Asset Allocation Balanced Fund 39

	Principal
CORPORATE BONDS AND NOTES (16.9%)* cont.	amount	Value
Consumer cyclicals cont.
ViacomCBS, Inc. company guaranty sr. unsec. unsub. notes
4.60%, 1/15/45	$463,000	$392,887
ViacomCBS, Inc. company guaranty sr. unsec. unsub. notes
4.00%, 1/15/26	152,000	149,239
ViacomCBS, Inc. sr. unsec. unsub. notes 4.50%, 3/1/21	430,000	424,966
Walt Disney Co. (The) company guaranty sr. unsec. bonds
7.75%, 12/1/45	382,000	613,662
Walt Disney Co. (The) company guaranty sr. unsec. notes
7.75%, 1/20/24	350,000	418,321
Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. notes
6.00%, 2/1/23	173,000	162,620
Werner FinCo LP/Werner FinCo, Inc. 144A company guaranty sr.
unsec. notes 8.75%, 7/15/25	325,000	286,000
WMG Acquisition Corp. 144A company guaranty sr. notes
5.00%, 8/1/23	185,000	183,613
WMG Acquisition Corp. 144A company guaranty sr. unsec. notes
5.50%, 4/15/26	70,000	68,425
Wolverine World Wide, Inc. 144A company guaranty sr. unsec.
bonds 5.00%, 9/1/26	155,000	147,870
Wyndham Hotels & Resorts, Inc. 144A company guaranty sr. unsec.
notes 5.375%, 4/15/26	190,000	165,300
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company
guaranty sr. unsec. sub. notes 5.25%, 5/15/27	295,000	266,975
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr.
unsec. bonds 5.125%, 10/1/29	295,000	268,450
		44,874,974
Consumer staples (0.7%)
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 5.00%, 10/15/25 (Canada)	295,000	284,675
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 4.375%, 1/15/28 (Canada)	170,000	157,063
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 3.875%, 1/15/28 (Canada)	210,000	199,500
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons,
LLC 144A company guaranty sr. unsec. notes 4.875%, 2/15/30	70,000	69,825
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons,
LLC 144A company guaranty sr. unsec. notes 4.625%, 1/15/27	310,000	308,450
Albertsons Cos., LLC/Safeway, Inc./New Albertsons LP/
Albertson’s, LLC 144A company guaranty sr. unsec. notes
7.50%, 3/15/26	200,000	215,560
Anheuser-Busch Cos., LLC/Anheuser-Busch InBev Worldwide, Inc.
company guaranty sr. unsec. unsub. notes 3.65%, 2/1/26	1,043,000	1,093,567
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. bonds 5.55%, 1/23/49	525,000	617,082
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 4.75%, 1/23/29	629,000	694,322
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 4.15%, 1/23/25	156,000	167,467
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 2.50%, 7/15/22	132,000	132,435
Ascend Learning, LLC 144A sr. unsec. notes 6.875%, 8/1/25	280,000	271,600

40 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (16.9%)* cont.	amount	Value
Consumer staples cont.
Ascend Learning, LLC 144A sr. unsec. notes 6.875%, 8/1/25	$130,000	$126,100
Ashtead Capital, Inc. 144A bonds 4.25%, 11/1/29	455,000	385,410
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27	1,200,000	1,110,000
Brand Energy & Infrastructure Services, Inc. 144A sr. unsec. notes
8.50%, 7/15/25	395,000	310,154
CVS Pass-Through Trust sr. notes 6.036%, 12/10/28	30,451	32,720
Energizer Holdings, Inc. 144A company guaranty sr. unsec. notes
7.75%, 1/15/27	20,000	20,674
Energizer Holdings, Inc. 144A company guaranty sr. unsec. sub.
notes 6.375%, 7/15/26	80,000	80,800
ERAC USA Finance, LLC 144A company guaranty sr. unsec. bonds
4.50%, 2/15/45	550,000	502,959
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
7.00%, 10/15/37	509,000	647,166
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
5.625%, 3/15/42	462,000	502,584
Fresh Market, Inc. (The) 144A company guaranty sr. notes
9.75%, 5/1/23	185,000	86,025
Go Daddy Operating Co, LLC/GD Finance Co., Inc. 144A company
guaranty sr. unsec. notes 5.25%, 12/1/27	115,000	116,058
Golden Nugget, Inc. 144A company guaranty sr. unsec. sub. notes
8.75%, 10/1/25	315,000	160,650
Golden Nugget, Inc. 144A sr. unsec. notes 6.75%, 10/15/24	400,000	251,956
Itron, Inc. 144A company guaranty sr. unsec. notes 5.00%, 1/15/26	310,000	294,500
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes
4.597%, 5/25/28	875,000	957,122
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes
4.417%, 5/25/25	773,000	823,734
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes
4.057%, 5/25/23	243,000	252,775
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.25%, 6/1/26	190,000	189,734
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.00%, 6/1/24	190,000	186,200
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 4.75%, 6/1/27	140,000	131,600
Kraft Heinz Co. (The) company guaranty sr. unsec. notes
5.00%, 7/15/35	315,000	313,176
Kraft Heinz Co. (The) company guaranty sr. unsec. notes
3.00%, 6/1/26	345,000	335,194
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26	1,285,000	1,307,333
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.625%, 11/1/24	60,000	59,100
Match Group, Inc. 144A sr. unsec. bonds 5.00%, 12/15/27	590,000	563,450
Netflix, Inc. sr. unsec. notes 4.875%, 4/15/28	205,000	211,150
Netflix, Inc. sr. unsec. notes 6.375%, 5/15/29	115,000	125,316
Netflix, Inc. sr. unsec. unsub. notes 5.875%, 11/15/28	390,000	416,715
Netflix, Inc. 144A sr. unsec. bonds 5.375%, 11/15/29	125,000	129,706
Netflix, Inc. 144A sr. unsec. bonds 4.875%, 6/15/30	70,000	71,061
Newell Brands, Inc. sr. unsec. unsub. notes 4.45%, 4/1/26	215,000	211,086

Dynamic Asset Allocation Balanced Fund 41

	Principal
CORPORATE BONDS AND NOTES (16.9%)* cont.	amount	Value
Consumer staples cont.
Party City Holdings, Inc. 144A company guaranty sr. unsec. notes
6.125%, 8/15/23	$130,000	$29,900
Prestige Brands, Inc. 144A company guaranty sr. unsec. notes
5.125%, 1/15/28	45,000	44,564
Rite Aid Corp. 144A company guaranty sr. unsec. sub. notes
7.50%, 7/1/25	134,000	127,300
Rite Aid Corp. 144A company guaranty sr. unsec. unsub. notes
6.125%, 4/1/23	231,000	198,660
Yum! Brands, Inc. 144A sr. unsec. bonds 4.75%, 1/15/30	115,000	108,100
Yum! Brands, Inc. 144A sr. unsec. notes 7.75%, 4/1/25	50,000	52,500
		15,684,778
Energy (1.3%)
Aker BP ASA 144A sr. unsec. notes 5.875%, 3/31/25 (Norway)	60,000	53,091
Aker BP ASA 144A sr. unsec. notes 3.75%, 1/15/30 (Norway)	240,000	179,445
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.375%, 11/1/21	205,000	149,138
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.125%, 12/1/22	240,000	124,800
Apache Corp. sr. unsec. unsub. notes 3.25%, 4/15/22	103,000	77,332
Apergy Corp. company guaranty sr. unsec. notes 6.375%, 5/1/26	250,000	192,500
Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 10.00%, 4/1/22	208,000	121,680
Baytex Energy Corp. 144A company guaranty sr. unsec. sub. notes
5.625%, 6/1/24 (Canada)	110,000	40,700
BP Capital Markets America, Inc. company guaranty sr. unsec.
notes 3.119%, 5/4/26	695,000	699,659
BP Capital Markets America, Inc. company guaranty sr. unsec.
unsub. notes 3.937%, 9/21/28	77,000	82,246
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
3.279%, 9/19/27 (United Kingdom)	875,000	879,942
California Resources Corp. 144A company guaranty notes
8.00%, 12/15/22	130,000	1,950
Cenovus Energy, Inc. sr. unsec. bonds 6.75%, 11/15/39 (Canada)	190,000	91,027
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.875%, 3/31/25	225,000	188,466
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.125%, 6/30/27	1,241,000	1,102,143
Chevron Corp. sr. unsec. unsub. notes 2.10%, 5/16/21	622,000	622,205
Comstock Escrow Corp. company guaranty sr. unsec. sub. notes
9.75%, 8/15/26	100,000	71,230
Comstock Resources, Inc. 144A company guaranty sr. unsec. notes
7.50%, 5/15/25	160,000	104,000
Concho Resources, Inc. company guaranty sr. unsec. notes
3.75%, 10/1/27	1,239,000	1,050,796
Continental Resources, Inc. company guaranty sr. unsec. sub.
notes 5.00%, 9/15/22	28,000	17,862
DCP Midstream Operating LP 144A company guaranty sr. unsec.
unsub. bonds 6.75%, 9/15/37	305,000	164,700
Denbury Resources, Inc. 144A company guaranty notes
9.25%, 3/31/22	15,000	3,600

42 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (16.9%)* cont.	amount	Value
Energy cont.
Denbury Resources, Inc. 144A company guaranty notes
9.00%, 5/15/21	$412,000	$120,510
Diamondback Energy, Inc. company guaranty sr. unsec. notes
3.25%, 12/1/26	390,000	275,169
Diamondback Energy, Inc. company guaranty sr. unsec. unsub.
notes 5.375%, 5/31/25	200,000	147,460
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
bonds 5.75%, 1/30/28	465,000	316,200
Energy Transfer Operating LP jr. unsec. sub. FRB Ser. B, 6.625%,
perpetual maturity	1,645,000	814,275
Energy Transfer Operating LP company guaranty sr. unsec. bonds
3.75%, 5/15/30	1,410,000	1,086,535
Energy Transfer Operating LP company guaranty sr. unsec. notes
5.875%, 1/15/24	758,000	715,796
Energy Transfer Operating LP company guaranty sr. unsec. notes
2.90%, 5/15/25	336,000	280,957
Energy Transfer Operating LP sr. unsec. unsub. bonds
6.125%, 12/15/45	185,000	165,172
Energy Transfer Operating LP sr. unsec. unsub. notes
5.20%, 2/1/22	480,000	451,200
EOG Resources, Inc. sr. unsec. unsub. notes 4.15%, 1/15/26	105,000	107,472
EOG Resources, Inc. sr. unsec. unsub. notes 2.625%, 3/15/23	915,000	889,320
Equinor ASA company guaranty sr. unsec. notes 5.10%,
8/17/40 (Norway)	235,000	279,409
Equinor ASA company guaranty sr. unsec. unsub. notes 2.90%,
11/8/20 (Norway)	850,000	852,708
Exxon Mobil Corp. sr. unsec. unsub. notes 2.222%, 3/1/21	3,130,000	3,150,355
Hess Midstream Operations LP 144A company guaranty sr. unsec.
sub. notes 5.625%, 2/15/26	505,000	356,563
Hess Midstream Operations LP 144A sr. unsec. notes
5.125%, 6/15/28	215,000	151,102
Holly Energy Partners LP/Holly Energy Finance Corp. 144A
company guaranty sr. unsec. notes 5.00%, 2/1/28	115,000	96,313
Indigo Natural Resources, LLC 144A sr. unsec. notes
6.875%, 2/15/26	145,000	95,700
Marathon Petroleum Corp. sr. unsec. unsub. notes 6.50%, 3/1/41	170,000	157,628
MEG Energy Corp. 144A company guaranty sr. unsec. notes 7.00%,
3/31/24 (Canada)	24,000	11,070
MEG Energy Corp. 144A notes 6.50%, 1/15/25 (Canada)	208,000	131,560
MEG Energy Corp. 144A sr. unsec. notes 7.125%, 2/1/27 (Canada)	170,000	84,000
Nabors Industries, Inc. company guaranty sr. unsec. notes
5.75%, 2/1/25	385,000	84,700
Nabors Industries, Ltd. 144A company guaranty sr. unsec. notes
7.50%, 1/15/28	115,000	36,800
Nabors Industries, Ltd. 144A company guaranty sr. unsec. notes
7.25%, 1/15/26	115,000	39,100
Newfield Exploration Co. sr. unsec. unsub. notes 5.75%, 1/30/22	185,000	125,954
Nine Energy Service, Inc. 144A sr. unsec. notes 8.75%, 11/1/23	110,000	27,511
Noble Holding International, Ltd. company guaranty sr. unsec.
unsub. notes 7.75%, 1/15/24	105,000	9,450

Dynamic Asset Allocation Balanced Fund 43

	Principal
CORPORATE BONDS AND NOTES (16.9%)* cont.	amount	Value
Energy cont.
Noble Holding International, Ltd. 144A company guaranty sr.
unsec. notes 7.875%, 2/1/26	$105,000	$25,200
Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 3/15/22	112,000	22,120
Oasis Petroleum, Inc. 144A sr. unsec. notes 6.25%, 5/1/26	195,000	31,200
Occidental Petroleum Corp. sr. unsec. unsub. bonds
4.40%, 4/15/46	1,095,000	463,682
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.30%,
5/20/23 (Indonesia)	200,000	198,992
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
bonds 7.375%, 1/17/27 (Brazil)	634,000	649,711
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.25%, 3/17/24 (Brazil)	2,177,000	2,125,296
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.125%, 1/17/22 (Brazil)	826,000	817,740
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.999%, 1/27/28 (Brazil)	136,000	129,540
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.299%, 1/27/25 (Brazil)	70,000	65,800
Petroleos de Venezuela SA company guaranty sr. unsec. unsub.
notes 5.375%, 4/12/27 (Venezuela) (In default) †	3,000	210
Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 6.00%, 11/15/26 (Venezuela) (In default) †	575,000	34,500
Petroleos Mexicanos 144A company guaranty sr. unsec. bonds
7.69%, 1/23/50 (Mexico)	335,000	231,150
Petroleos Mexicanos 144A company guaranty sr. unsec. bonds
6.84%, 1/23/30 (Mexico)	1,635,000	1,182,955
Precision Drilling Corp. 144A company guaranty sr. unsec. notes
7.125%, 1/15/26 (Canada)	330,000	108,900
Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 4.50%, 11/1/23	57,000	51,250
Sabine Pass Liquefaction, LLC sr. bonds 4.20%, 3/15/28	525,000	450,471
Sabine Pass Liquefaction, LLC sr. notes 5.75%, 5/15/24	155,000	143,523
Sabine Pass Liquefaction, LLC sr. notes 5.00%, 3/15/27	470,000	399,356
Shell International Finance BV company guaranty sr. unsec. unsub.
notes 2.875%, 5/10/26 (Netherlands)	1,240,000	1,277,624
Shell International Finance BV company guaranty sr. unsec. unsub.
notes 2.125%, 5/11/20 (Netherlands)	1,590,000	1,588,288
SM Energy Co. sr. unsec. notes 6.625%, 1/15/27	100,000	29,107
SM Energy Co. sr. unsec. sub. notes 5.00%, 1/15/24	135,000	44,550
SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26	195,000	58,500
SM Energy Co. sr. unsec. unsub. notes 6.125%, 11/15/22	124,000	52,468
Spectra Energy Partners LP sr. unsec. notes 3.375%, 10/15/26	425,000	391,335
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A
company guaranty sr. unsec. notes 5.50%, 1/15/28	360,000	187,200
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. notes 6.875%, 1/15/29	70,000	56,350
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. notes 6.50%, 7/15/27	110,000	93,775
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. unsub. notes 5.00%, 1/15/28	620,000	499,760

44 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (16.9%)* cont.	amount	Value
Energy cont.
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. 144A sr. unsec. bonds 5.50%, 3/1/30	$70,000	$54,068
Total Capital International SA company guaranty sr. unsec. unsub.
notes 2.75%, 6/19/21 (France)	574,000	578,746
Transcanada Trust company guaranty jr. unsec. sub. FRB 5.30%,
3/15/77 (Canada)	640,000	477,120
Transocean Pontus, Ltd. 144A company guaranty sr. notes 6.125%,
8/1/25 (Cayman Islands)	91,850	74,399
Transocean Poseidon, Ltd. 144A company guaranty sr. notes
6.875%, 2/1/27	175,000	141,750
Transocean, Inc. company guaranty sr. unsec. unsub. bonds
7.50%, 4/15/31	105,000	26,759
Valaris PLC sr. unsec. notes 7.75%, 2/1/26 (United Kingdom)	110,000	10,175
Viper Energy Partners LP 144A company guaranty sr. unsec. notes
5.375%, 11/1/27	70,000	58,800
WPX Energy, Inc. sr. unsec. notes 8.25%, 8/1/23	155,000	113,925
WPX Energy, Inc. sr. unsec. notes 5.75%, 6/1/26	135,000	76,950
WPX Energy, Inc. sr. unsec. notes 4.50%, 1/15/30	90,000	48,870
WPX Energy, Inc. sr. unsec. sub. notes 5.25%, 10/15/27	205,000	112,750
		30,263,366
Financials (5.2%)
ABN AMRO Bank NV 144A sr. unsec. notes 2.45%,
6/4/20 (Netherlands)	830,000	829,554
AG Issuer, LLC 144A sr. notes 6.25%, 3/1/28	215,000	180,600
AIG Global Funding 144A sr. notes 2.15%, 7/2/20	660,000	657,126
Air Lease Corp. sr. unsec. sub. bonds 4.625%, 10/1/28	750,000	608,985
Air Lease Corp. sr. unsec. sub. notes 3.25%, 10/1/29	1,920,000	1,537,999
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer 144A
sr. unsec. notes 6.75%, 10/15/27	150,000	140,460
Ally Financial, Inc. company guaranty sr. unsec. notes
8.00%, 11/1/31	337,000	390,482
Ally Financial, Inc. sr. unsec. notes 3.875%, 5/21/24	158,000	142,200
Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	175,000	171,185
Altice France Holding SA 144A company guaranty sr. sub. notes
10.50%, 5/15/27 (Luxembourg)	255,000	269,025
Altice France Holding SA 144A company guaranty sr. unsec. notes
6.00%, 2/15/28 (Luxembourg)	375,000	329,880
American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58	414,000	484,380
ANZ New Zealand Int’l, Ltd./London 144A company guaranty sr.
unsec. notes 2.875%, 1/25/22 (United Kingdom)	1,735,000	1,739,285
Australia & New Zealand Banking Group, Ltd. sr. unsec. notes
Ser. MTN, 2.125%, 8/19/20 (Australia)	1,319,000	1,323,665
Australia & New Zealand Banking Group, Ltd./United
Kingdom 144A jr. unsec. sub. FRB 6.75%, perpetual maturity
(United Kingdom)	200,000	196,500
AXA SA 144A jr. unsec. sub. FRN 6.379%, perpetual
maturity (France)	370,000	437,507
Banco Santander SA sr. unsec. unsub. notes 4.379%,
4/12/28 (Spain)	600,000	613,646
Banco Santander SA unsec. sub. notes 5.179%, 11/19/25 (Spain)	600,000	610,640

Dynamic Asset Allocation Balanced Fund 45

	Principal
CORPORATE BONDS AND NOTES (16.9%)* cont.	amount	Value
Financials cont.
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%,
perpetual maturity	$478,000	$480,390
Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%,
perpetual maturity	60,000	63,300
Bank of America Corp. sr. unsec. FRN Ser. MTN, 2.496%, 2/13/31	720,000	696,188
Bank of America Corp. sr. unsec. notes Ser. MTN, 3.499%, 5/17/22	1,196,000	1,210,211
Bank of America Corp. sr. unsec. unsub. bonds Ser. MTN,
3.248%, 10/21/27	2,720,000	2,786,680
Bank of America Corp. unsec. sub. FRN (BBA LIBOR USD 3 Month
+ 0.76%), 1.501%, 9/15/26	125,000	111,787
Bank of America Corp. unsec. sub. notes 6.11%, 1/29/37	1,722,000	2,169,720
Bank of Montreal sr. unsec. unsub. notes Ser. D, 3.10%,
4/13/21 (Canada)	1,163,000	1,174,645
Bank of Montreal unsec. sub. FRN 3.803%, 12/15/32 (Canada)	125,000	121,413
Bank of Nova Scotia (The) sr. unsec. notes 2.00%,
11/15/22 (Canada)	935,000	937,294
Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.70%,
3/7/22 (Canada)	210,000	212,102
Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.35%,
10/21/20 (Canada)	1,070,000	1,069,761
Banque Federative du Credit Mutuel SA 144A sr. unsec. unsub.
notes 2.20%, 7/20/20 (France)	1,250,000	1,247,341
Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
notes 4.30%, 5/15/43	190,000	228,301
Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
unsub. notes 4.25%, 1/15/21	1,454,000	1,484,982
BGC Partners, Inc. sr. unsec. notes 5.125%, 5/27/21	330,000	333,253
BPCE SA 144A unsec. sub. notes 5.15%, 7/21/24 (France)	310,000	317,459
BPCE SA 144A unsec. sub. notes 4.50%, 3/15/25 (France)	1,290,000	1,279,982
Camden Property Trust sr. unsec. unsub. notes 4.875%, 6/15/23 R	390,000	411,307
Cantor Fitzgerald LP 144A unsec. notes 6.50%, 6/17/22	531,000	546,872
Capital One Financial Corp. unsec. sub. notes 4.20%, 10/29/25	215,000	212,530
CBRE Services, Inc. company guaranty sr. unsec. notes
5.25%, 3/15/25	60,000	64,597
CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/1/26	370,000	385,470
CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23	63,000	60,165
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25	1,894,000	1,846,650
CIT Group, Inc. sr. unsec. unsub. notes 5.00%, 8/15/22	68,000	65,960
Citibank NA sr. unsec. notes Ser. BKNT, 3.05%, 5/1/20	640,000	639,744
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28	3,219,000	3,330,236
Citigroup, Inc. sr. unsec. notes 2.65%, 10/26/20	1,205,000	1,207,115
Citigroup, Inc. sr. unsec. unsub. FRB 3.887%, 1/10/28	721,000	741,567
Citigroup, Inc. sr. unsec. unsub. notes 2.90%, 12/8/21	588,000	592,523
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	445,000	488,944
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	520,000	542,893
Citigroup, Inc. unsec. sub. notes 4.60%, 3/9/26	400,000	424,285
CNO Financial Group, Inc. sr. unsec. notes 5.25%, 5/30/29	210,000	203,759
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	240,000	249,750
Commonwealth Bank of Australia 144A sr. unsec. notes 3.15%,
9/19/27 (Australia)	1,285,000	1,311,968

46 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (16.9%)* cont.	amount	Value
Financials cont.
Commonwealth Bank of Australia 144A unsec. notes 2.20%,
11/9/20 (Australia)	$1,690,000	$1,686,961
Credit Acceptance Corp. company guaranty sr. unsec. notes
6.625%, 3/15/26	110,000	104,467
Credit Acceptance Corp. 144A sr. unsec. notes 5.125%, 12/31/24	115,000	104,650
Credit Agricole SA 144A unsec. sub. FRN 4.00%, 1/10/33 (France)	560,000	558,600
Credit Suisse Group AG 144A jr. unsec. sub. FRN 6.25%, perpetual
maturity (Switzerland)	631,000	593,929
Credit Suisse Group AG 144A sr. unsec. bonds 3.869%,
1/12/29 (Switzerland)	342,000	345,870
Danske Bank A/S 144A sr. unsec. notes 2.70%, 3/2/22 (Denmark)	1,620,000	1,549,043
Digital Realty Trust LP company guaranty sr. unsec. bonds
4.45%, 7/15/28 R	1,140,000	1,241,196
DNB Bank ASA 144A sr. unsec. notes 2.15%, 12/2/22 (Norway)	1,635,000	1,614,806
DNB Bank ASA 144A sr. unsec. notes 2.125%, 10/2/20 (Norway)	550,000	546,090
Dresdner Funding Trust I 144A jr. unsec. sub. notes 8.151%, 6/30/31	125,000	145,430
ESH Hospitality, Inc. 144A company guaranty sr. unsec. notes
5.25%, 5/1/25 R	205,000	172,200
Fairfax Financial Holdings, Ltd. sr. unsec. notes 4.85%,
4/17/28 (Canada)	2,055,000	2,227,497
Fairfax US, Inc. 144A company guaranty sr. unsec. notes
4.875%, 8/13/24	245,000	271,550
Fifth Third Bancorp jr. unsec. sub. FRB 5.10%, perpetual maturity	151,000	122,310
Five Corners Funding Trust 144A sr. unsec. bonds 4.419%, 11/15/23	445,000	468,266
Freedom Mortgage Corp. 144A sr. unsec. notes 8.25%, 4/15/25	195,000	153,075
Freedom Mortgage Corp. 144A sr. unsec. notes 8.125%, 11/15/24	185,000	149,034
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
notes 5.25%, 6/1/25	195,000	180,375
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
unsub. notes 5.375%, 4/15/26	125,000	110,800
goeasy, Ltd. 144A company guaranty sr. unsec. notes 5.375%,
12/1/24 (Canada)	235,000	219,067
Goldman Sachs Group, Inc. (The) sr. unsec. FRB 4.223%, 5/1/29	1,454,000	1,547,406
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
3.85%, 1/26/27	2,755,000	2,840,624
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.60%, 2/7/30	386,000	362,341
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.60%, 12/27/20	2,580,000	2,580,004
Goldman Sachs Group, Inc. (The) unsec. sub. notes 6.75%, 10/1/37	164,000	215,519
HSBC USA, Inc. sr. unsec. unsub. notes 3.50%, 6/23/24	290,000	291,613
HUB International, Ltd. 144A sr. unsec. notes 7.00%, 5/1/26	255,000	252,450
Huntington Bancshares, Inc. unsec. notes 4.35%, 2/4/23	745,000	770,430
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.75%, 2/1/24	150,000	144,750
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.25%, 5/15/26	215,000	203,175
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 5.25%, 5/15/27	140,000	129,325
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 4.75%, 9/15/24	140,000	128,759

Dynamic Asset Allocation Balanced Fund 47

	Principal
CORPORATE BONDS AND NOTES (16.9%)* cont.	amount	Value
Financials cont.
ING Bank NV 144A unsec. sub. notes 5.80%, 9/25/23 (Netherlands)	$465,000	$492,864
International Lease Finance Corp. sr. unsec. unsub. notes
5.875%, 8/15/22	110,000	99,002
iStar, Inc. sr. unsec. notes 4.75%, 10/1/24 R	320,000	268,800
iStar, Inc. sr. unsec. notes 4.25%, 8/1/25 R	325,000	267,280
iStar, Inc. sr. unsec. unsub. notes 5.25%, 9/15/22 R	100,000	92,250
JPMorgan Chase & Co. jr. unsec. bonds 6.10%, perpetual maturity	278,000	283,282
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. HH, 4.60%,
perpetual maturity	1,583,000	1,385,442
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. W, (BBA LIBOR USD
3 Month + 1.00%), 2.692%, 5/15/47	864,000	587,520
JPMorgan Chase & Co. sr. unsec. unsub. FRB 3.964%, 11/15/48	3,028,000	3,503,520
JPMorgan Chase & Co. unsec. sub. bonds 3.625%, 12/1/27	3,080,000	3,243,336
JPMorgan Chase Bank NA sr. unsec. FRN Ser. BKNT,
3.086%, 4/26/21	3,545,000	3,543,539
KKR Group Finance Co. III, LLC 144A company guaranty sr. unsec.
unsub. bonds 5.125%, 6/1/44	340,000	347,523
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance
Corp. 144A sr. unsec. notes 4.25%, 2/1/27 R	230,000	181,700
Lloyds Banking Group PLC unsec. sub. notes 4.65%, 3/24/26
(United Kingdom)	445,000	454,300
Lloyds Banking Group PLC unsec. sub. notes 4.50%, 11/4/24
(United Kingdom)	470,000	473,439
LPL Holdings, Inc. 144A company guaranty sr. unsec. notes
5.75%, 9/15/25	340,000	326,400
Macquarie Bank, Ltd. 144A sr. unsec. notes 2.85%,
7/29/20 (Australia)	595,000	593,447
Manufacturers & Traders Trust Co. sr. unsec. notes Ser. BKNT,
2.05%, 8/17/20	1,155,000	1,152,094
Marsh & McLennan Cos., Inc. sr. unsec. sub. bonds 4.90%, 3/15/49	425,000	535,658
Marsh & McLennan Cos., Inc. sr. unsec. sub. notes 4.375%, 3/15/29	467,000	514,209
MetLife Capital Trust IV 144A jr. unsec. sub. notes 7.875%, 12/15/37	300,000	348,000
Metropolitan Life Global Funding I 144A notes 2.40%, 6/17/22	1,050,000	1,056,985
Metropolitan Life Global Funding I 144A sr. notes 3.00%, 1/10/23	130,000	131,926
MGM Growth Properties Operating Partnership LP/MGP Finance
Co-Issuer, Inc. company guaranty sr. unsec. notes 4.50%, 1/15/28 R	90,000	76,500
Mitsubishi UFJ Financial Group, Inc. sr. unsec. notes 3.535%,
7/26/21 (Japan)	1,756,000	1,799,682
Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. notes 3.85%,
3/1/26 (Japan)	575,000	586,433
Morgan Stanley sr. unsec. unsub. notes 4.375%, 1/22/47	965,000	1,177,209
Morgan Stanley sr. unsec. unsub. notes 3.625%, 1/20/27	3,065,000	3,279,283
National Australia Bank, Ltd./New York, NY sr. unsec. notes 2.80%,
1/10/22 (Australia)	450,000	459,638
National Australia Bank, Ltd./New York, NY sr. unsec. notes 2.50%,
1/12/21 (Australia)	810,000	812,683
National Australia Bank, Ltd./New York, NY sr. unsec. notes
Ser. MTN, 2.125%, 5/22/20 (Australia)	1,565,000	1,567,189
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr.
unsec. notes 9.125%, 7/15/26	65,000	58,988

48 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (16.9%)* cont.	amount	Value
Financials cont.
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr.
unsec. notes 8.125%, 7/15/23	$200,000	$195,500
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr.
unsec. notes 6.00%, 1/15/27	110,000	93,500
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp.
144A sr. unsec. notes 4.875%, 4/15/45	405,000	425,367
Nordea Bank ABP 144A sr. unsec. notes 2.50%, 9/17/20 (Finland)	1,300,000	1,294,041
Nordea Bank ABP 144A sr. unsec. unsub. notes 2.25%,
5/27/21 (Finland)	815,000	814,853
PNC Bank NA sr. unsec. FRN 2.028%, 12/9/22	1,295,000	1,298,150
Prologis LP sr. unsec. unsub. notes 2.25%, 4/15/30 R	254,000	232,098
Prologis LP sr. unsec. unsub. notes 2.125%, 4/15/27 R	106,000	100,789
Protective Life Global Funding 144A notes 2.262%, 4/8/20	665,000	664,761
Provident Funding Associates LP/PFG Finance Corp. 144A sr.
unsec. notes 6.375%, 6/15/25	285,000	239,400
Prudential Financial, Inc. jr. unsec. sub. FRN 5.625%, 6/15/43	117,000	109,980
Prudential Financial, Inc. jr. unsec. sub. FRN 5.20%, 3/15/44	360,000	318,150
Regions Financial Corp. sr. unsec. unsub. notes 2.75%, 8/14/22	800,000	791,394
Royal Bank of Canada sr. unsec. unsub. notes Ser. GMTN, 2.80%,
4/29/22 (Canada)	39,000	39,530
Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%,
1/27/26 (Canada)	615,000	643,015
Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.50%,
perpetual maturity (United Kingdom)	202,000	185,210
Royal Bank of Scotland Group PLC sr. unsec. unsub. FRB 4.892%,
5/18/29 (United Kingdom)	565,000	596,863
Santander UK Group Holdings PLC 144A unsec. sub. notes 4.75%,
9/15/25 (United Kingdom)	635,000	623,976
Santander UK PLC 144A unsec. sub. notes 5.00%, 11/7/23
(United Kingdom)	241,000	246,997
Service Properties Trust sr. unsec. notes 4.375%, 2/15/30 R	448,000	339,274
Springleaf Finance Corp. company guaranty sr. unsec. sub. notes
7.125%, 3/15/26	105,000	103,950
Springleaf Finance Corp. company guaranty sr. unsec. sub. notes
6.625%, 1/15/28	120,000	113,400
Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 6.875%, 3/15/25	170,000	171,210
Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 5.375%, 11/15/29	245,000	224,175
Starwood Property Trust, Inc. sr. unsec. notes 4.75%, 3/15/25 R	255,000	224,400
Svenska Handelsbanken AB company guaranty sr. unsec. notes
1.95%, 9/8/20 (Sweden)	1,370,000	1,366,730
Swiss Re Treasury US Corp. 144A company guaranty sr. unsec.
notes 4.25%, 12/6/42	385,000	484,697
Taylor Morrison Communities, Inc. 144A sr. unsec. notes
5.75%, 1/15/28	115,000	102,685
TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes
11.125%, 4/1/23	220,000	165,550
Toronto-Dominion Bank (The) sr. unsec. unsub. notes Ser. MTN,
1.90%, 12/1/22 (Canada)	2,160,000	2,160,272

Dynamic Asset Allocation Balanced Fund 49

		Principal
CORPORATE BONDS AND NOTES (16.9%)* cont.		amount	Value
Financials cont.
Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%,
9/15/31 (Canada)		$1,051,000	$1,044,304
Truist Bank unsec. sub. FRN Ser. BKNT, 2.636%, 9/17/29		540,000	516,015
Truist Financial Corp. jr. unsec. sub. FRB Ser. N, 4.80%, 12/31/99		495,000	425,700
U.S. Bancorp sr. unsec. unsub. notes Ser. V, 2.625%, 1/24/22		610,000	618,406
U.S. Bank NA sr. unsec. notes Ser. BKNT, 3.15%, 4/26/21		2,085,000	2,103,142
UBS AG/London 144A sr. unsec. notes 2.20%, 6/8/20
(United Kingdom)		1,500,000	1,499,343
UBS Group Funding (Switzerland) AG 144A company guaranty sr.
unsec. notes 3.491%, 5/23/23 (Switzerland)		2,720,000	2,733,600
UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec.
notes 4.125%, 4/15/26 (Switzerland)		595,000	586,047
UBS Group Funding Switzerland AG company guaranty jr. unsec.
sub. FRN Ser. REGS, 6.875%, perpetual maturity (Switzerland)		581,000	550,479
USIS Merger Sub, Inc. 144A sr. unsec. notes 6.875%, 5/1/25		235,000	218,550
VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds 6.95%,
10/17/22 (Russia)		700,000	694,750
Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5.875%,
perpetual maturity		455,000	462,394
Wells Fargo & Co. sr. unsec. notes Ser. GMTN, 2.60%, 7/22/20		2,145,000	2,145,405
Westpac Banking Corp. sr. unsec. unsub. notes 2.00%,
8/19/21 (Australia)		550,000	547,763
Westpac Banking Corp. unsec. sub. bonds 4.421%,
7/24/39 (Australia)		245,000	240,677
Willis Towers Watson PLC company guaranty sr. unsec. unsub.
notes 5.75%, 3/15/21		1,185,000	1,214,246
			121,616,734
Health care (1.6%)
AbbVie, Inc. sr. unsec. notes 2.50%, 5/14/20		945,000	945,066
AbbVie, Inc. 144A sr. unsec. notes 3.20%, 11/21/29		3,790,000	3,805,568
Air Medical Merger Sub Corp. 144A sr. unsec. notes 6.375%, 5/15/23		85,000	65,025
Allergan Funding SCS company guaranty sr. unsec. notes 3.45%,
3/15/22 (Luxembourg)		236,000	245,048
Allergan Funding SCS company guaranty sr. unsec. unsub. notes
3.80%, 3/15/25 (Luxembourg)		640,000	655,260
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51		552,000	694,123
Amgen, Inc. sr. unsec. unsub. notes 2.60%, 8/19/26		794,000	815,151
ASP AMC Merger Sub, Inc. 144A sr. unsec. notes 8.00%, 5/15/25		260,000	152,828
Bausch Health Americas, Inc. 144A sr. unsec. notes 8.50%, 1/31/27		265,000	276,925
Bausch Health Cos., Inc. company guaranty sr. unsec. notes
Ser. REGS, 4.50%, 5/15/23	EUR	235,000	247,391
Bausch Health Cos., Inc. 144A company guaranty sr. notes
5.50%, 11/1/25		$155,000	156,597
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. bonds
5.25%, 1/30/30		95,000	89,828
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
7.25%, 5/30/29		215,000	223,127
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
7.00%, 1/15/28		105,000	107,772
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
6.125%, 4/15/25		310,000	305,350

50 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (16.9%)* cont.	amount	Value
Health care cont.
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
5.00%, 1/30/28	$95,000	$89,937
Bausch Health Cos., Inc. 144A company guaranty sr. unsub. notes
7.00%, 3/15/24	265,000	269,966
Bausch Health Cos., Inc. 144A company guaranty sr. unsub. notes
6.50%, 3/15/22	90,000	90,900
Biogen, Inc. sr. unsec. sub. notes 3.625%, 9/15/22	975,000	1,001,402
Bristol-Myers Squibb Co. 144A sr. unsec. bonds 3.40%, 7/26/29	412,000	454,713
Bristol-Myers Squibb Co. 144A sr. unsec. notes 2.90%, 7/26/24	1,748,000	1,852,451
Centene Corp. sr. unsec. unsub. notes 4.75%, 5/15/22	155,000	155,775
Centene Corp. 144A sr. unsec. bonds 4.625%, 12/15/29	515,000	517,575
Centene Corp. 144A sr. unsec. notes 5.375%, 8/15/26	85,000	86,700
Centene Corp. 144A sr. unsec. notes 5.25%, 4/1/25	125,000	125,625
Centene Escrow I Corp. 144A sr. unsec. notes 5.375%, 6/1/26	105,000	108,162
CHS/Community Health Systems, Inc. company guaranty sr. notes
6.25%, 3/31/23	790,000	750,006
CHS/Community Health Systems, Inc. 144A company guaranty sr.
notes 8.00%, 3/15/26	115,000	109,250
CHS/Community Health Systems, Inc. 144A company guaranty
sub. notes 8.125%, 6/30/24	195,000	135,112
CHS/Community Health Systems, Inc. 144A sr. notes
6.625%, 2/15/25	310,000	286,750
Cigna Corp. company guaranty sr. unsec. unsub. notes
3.75%, 7/15/23	973,000	1,000,370
CVS Health Corp. sr. unsec. unsub. notes 4.78%, 3/25/38	2,299,000	2,542,098
CVS Health Corp. sr. unsec. unsub. notes 3.70%, 3/9/23	610,000	633,587
CVS Pass-Through Trust 144A sr. mtge. notes 4.704%, 1/10/36	293,182	332,912
DH Europe Finance II Sarl company guaranty sr. unsec. bonds
3.40%, 11/15/49 (Luxembourg)	355,000	348,036
Elanco Animal Health, Inc. sr. unsec. notes Ser. WI, 5.65%, 8/28/28	260,000	274,132
Endo DAC/Endo Finance, LLC/Endo Finco, Inc. 144A company
guaranty sr. unsec. notes 6.00%, 2/1/25 (Ireland)	285,000	193,800
Envision Healthcare Corp. 144A company guaranty sr. unsec.
notes 8.75%, 10/15/26	160,000	39,200
HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	210,000	220,241
HCA, Inc. company guaranty sr. notes 4.125%, 6/15/29	720,000	721,240
HCA, Inc. company guaranty sr. sub. bonds 5.50%, 6/15/47	315,000	342,297
HCA, Inc. company guaranty sr. unsec. notes 5.375%, 9/1/26	490,000	504,700
HCA, Inc. company guaranty sr. unsec. notes 3.50%, 9/1/30	115,000	104,329
Hologic, Inc. 144A company guaranty sr. unsec. notes
4.375%, 10/15/25	120,000	118,835
Mallinckrodt International Finance SA/Mallinckrodt CB, LLC 144A
company guaranty sub. notes 10.00%, 4/15/25 (Luxembourg)	44,000	31,680
Merck & Co., Inc. sr. unsec. notes 2.90%, 3/7/24	44,000	45,924
Merck & Co., Inc. sr. unsec. unsub. notes 3.70%, 2/10/45	865,000	1,023,032
Merck & Co., Inc. sr. unsec. unsub. notes 2.75%, 2/10/25	277,000	288,342
Molina Healthcare, Inc. company guaranty sr. unsec. notes
5.375%, 11/15/22	125,000	121,875
Molina Healthcare, Inc. 144A company guaranty sr. unsec. notes
4.875%, 6/15/25	50,000	48,750

Dynamic Asset Allocation Balanced Fund 51

	Principal
CORPORATE BONDS AND NOTES (16.9%)* cont.	amount	Value
Health care cont.
Novartis Capital Corp. company guaranty sr. unsec. unsub. bonds
4.00%, 11/20/45	$1,430,000	$1,815,044
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics
SA 144A sr. unsec. notes 7.25%, 2/1/28	105,000	90,290
Pfizer, Inc. sr. unsec. unsub. notes 3.00%, 12/15/26	670,000	719,052
Pfizer, Inc. sr. unsec. unsub. notes 1.95%, 6/3/21	478,000	481,458
Roche Holdings, Inc. 144A company guaranty sr. unsec. bonds
4.00%, 11/28/44 (Switzerland)	1,210,000	1,347,122
Service Corp. International sr. unsec. bonds 5.125%, 6/1/29	320,000	326,400
Service Corp. International sr. unsec. notes 4.625%, 12/15/27	310,000	310,000
Service Corp. International sr. unsec. unsub. notes 5.375%, 5/15/24	345,000	351,038
Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 3.20%, 9/23/26 (Ireland)	830,000	848,537
Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 2.875%, 9/23/23 (Ireland)	675,000	679,904
Tenet Healthcare Corp. company guaranty sr. notes
4.625%, 7/15/24	140,000	133,700
Tenet Healthcare Corp. sr. unsec. notes 8.125%, 4/1/22	395,000	376,238
Tenet Healthcare Corp. 144A company guaranty notes
6.25%, 2/1/27	110,000	107,250
Tenet Healthcare Corp. 144A company guaranty sr. notes
5.125%, 11/1/27	475,000	452,438
Tenet Healthcare Corp. 144A company guaranty sr. notes
4.875%, 1/1/26	645,000	614,363
Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. notes 6.75%, 3/1/28 (Israel)	295,000	280,988
Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. notes 6.00%, 4/15/24 (Israel)	485,000	476,508
UnitedHealth Group, Inc. sr. unsec. unsub. notes 4.70%, 2/15/21	640,000	649,542
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.95%, 10/15/42	550,000	625,276
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.85%, 6/15/28	1,625,000	1,810,647
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.375%, 11/15/21	682,000	697,752
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.875%, 3/15/22	364,000	374,063
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.75%, 2/15/23	545,000	558,302
Zoetis, Inc. sr. unsec. notes 3.90%, 8/20/28	730,000	758,636
		38,639,311
Technology (1.6%)
Alphabet, Inc. sr. unsec. notes 3.625%, 5/19/21	2,056,000	2,116,114
Alphabet, Inc. sr. unsec. notes 1.998%, 8/15/26	670,000	707,364
Apple, Inc. sr. unsec. bonds 4.25%, 2/9/47	1,680,000	2,149,720
Apple, Inc. sr. unsec. notes 3.45%, 5/6/24	335,000	361,465
Apple, Inc. sr. unsec. notes 2.85%, 5/11/24	565,000	600,360
Apple, Inc. sr. unsec. notes 2.85%, 5/6/21	614,000	620,044
Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45	493,000	626,758
Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	600,000	712,961
Apple, Inc. sr. unsec. unsub. notes 2.00%, 5/6/20	792,000	792,150
Banff Merger Sub, Inc. 144A sr. unsec. notes 9.75%, 9/1/26	395,000	347,600
Broadcom Corp./Broadcom Cayman Finance, Ltd. company
guaranty sr. unsec. unsub. notes 3.875%, 1/15/27	967,000	923,841

52 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (16.9%)* cont.	amount	Value
Technology cont.
Broadcom Corp./Broadcom Cayman Finance, Ltd. company
guaranty sr. unsec. unsub. notes 3.50%, 1/15/28	$1,550,000	$1,435,032
Cisco Systems, Inc. sr. unsec. unsub. bonds 5.90%, 2/15/39	440,000	632,113
Cisco Systems, Inc. sr. unsec. unsub. notes 2.50%, 9/20/26	660,000	687,960
Cisco Systems, Inc. sr. unsec. unsub. notes 2.20%, 2/28/21	854,000	857,818
CommScope Finance, LLC 144A sr. notes 6.00%, 3/1/26	105,000	104,843
CommScope Finance, LLC 144A sr. notes 5.50%, 3/1/24	65,000	65,780
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. notes 6.02%, 6/15/26	1,764,000	1,820,593
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24	250,000	258,125
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. bonds
8.35%, 7/15/46	222,000	263,570
Dun & Bradstreet Corp. (The) 144A sr. notes 6.875%, 8/15/26	110,000	114,400
Fidelity National Information Services, Inc. sr. unsec. notes
3.75%, 5/21/29	1,250,000	1,359,030
Fidelity National Information Services, Inc. sr. unsec. notes
3.00%, 8/15/26	148,000	149,205
Fidelity National Information Services, Inc. sr. unsec. sub. notes
Ser. 10Y, 4.25%, 5/15/28	457,000	504,697
Fiserv, Inc. sr. unsec. bonds 3.50%, 7/1/29	455,000	473,287
Fiserv, Inc. sr. unsec. sub. bonds 4.20%, 10/1/28	1,115,000	1,206,422
Google, LLC sr. unsec. notes 3.375%, 2/25/24	720,000	791,778
IBM Corp. sr. unsec. unsub. notes 1.875%, 8/1/22	850,000	857,416
Inception Merger Sub, Inc./Rackspace Hosting, Inc. 144A sr. unsec.
notes 8.625%, 11/15/24	76,000	68,210
Infor US, Inc. company guaranty sr. unsec. notes 6.50%, 5/15/22	250,000	245,625
Microchip Technology, Inc. company guaranty sr. notes
4.333%, 6/1/23	1,415,000	1,410,676
Microsoft Corp. sr. unsec. unsub. bonds 2.40%, 8/8/26	2,165,000	2,298,336
Microsoft Corp. sr. unsec. unsub. notes 5.30%, 2/8/41	85,000	120,575
Microsoft Corp. sr. unsec. unsub. notes 3.70%, 8/8/46	1,818,000	2,182,397
Microsoft Corp. sr. unsec. unsub. notes 2.40%, 2/6/22	472,000	485,148
Microsoft Corp. sr. unsec. unsub. notes 1.55%, 8/8/21	2,030,000	2,044,118
Oracle Corp. sr. unsec. notes 2.50%, 5/15/22	210,000	213,596
Oracle Corp. sr. unsec. unsub. bonds 4.00%, 11/15/47	1,705,000	1,870,213
Oracle Corp. sr. unsec. unsub. notes 5.375%, 7/15/40	215,000	287,177
Oracle Corp. sr. unsec. unsub. notes 2.65%, 7/15/26	1,255,000	1,280,843
Oracle Corp. sr. unsec. unsub. notes 2.50%, 10/15/22	485,000	497,477
Plantronics, Inc. 144A company guaranty sr. unsec. notes
5.50%, 5/31/23	585,000	425,588
Qorvo, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 7/15/26	175,000	182,919
Salesforce.com, Inc. sr. unsec. unsub. notes 3.70%, 4/11/28	2,315,000	2,562,816
Solera, LLC /Solera Finance, Inc. 144A sr. unsec. notes
10.50%, 3/1/24	125,000	122,500
SS&C Technologies, Inc. 144A company guaranty sr. unsec. notes
5.50%, 9/30/27	155,000	161,588
Tempo Acquisition, LLC/Tempo Acquisition Finance Corp. 144A sr.
unsec. notes 6.75%, 6/1/25	590,000	539,885

Dynamic Asset Allocation Balanced Fund 53

	Principal
CORPORATE BONDS AND NOTES (16.9%)* cont.	amount	Value
Technology cont.
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes
5.625%, 10/1/25	$370,000	$310,800
VMware, Inc. sr. unsec. notes 3.90%, 8/21/27	270,000	266,041
Western Digital Corp. company guaranty sr. unsec. notes
4.75%, 2/15/26	130,000	131,950
		39,248,924
Transportation (0.1%)
CSX Corp. sr. unsec. unsub. notes 4.10%, 3/15/44	480,000	498,506
FedEx Corp. company guaranty sr. unsec. unsub. notes
2.625%, 8/1/22	77,000	75,239
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
bonds 3.40%, 11/15/26	254,000	268,517
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
notes 3.90%, 2/1/24	450,000	448,923
Watco Cos., LLC/Watco Finance Corp. 144A company guaranty sr.
unsec. notes 6.375%, 4/1/23	345,000	336,375
		1,627,560
Utilities and power (0.9%)
AES Corp./Virginia (The) sr. unsec. unsub. notes 5.50%, 4/15/25	830,000	809,250
AES Corp./Virginia (The) sr. unsec. unsub. notes 5.125%, 9/1/27	105,000	105,260
AES Corp./Virginia (The) sr. unsec. unsub. notes 4.875%, 5/15/23	38,000	36,670
AES Corp./Virginia (The) sr. unsec. unsub. notes 4.50%, 3/15/23	105,000	102,900
American Electric Power Co., Inc. sr. unsec. unsub. notes Ser. J,
4.30%, 12/1/28	1,130,000	1,203,071
American Transmission Systems, Inc. 144A sr. unsec. unsub. bonds
5.00%, 9/1/44	870,000	982,223
Buckeye Partners LP sr. unsec. bonds 5.85%, 11/15/43	110,000	73,667
Buckeye Partners LP sr. unsec. notes 3.95%, 12/1/26	60,000	49,182
Buckeye Partners LP 144A sr. unsec. notes 4.50%, 3/1/28	90,000	73,800
Calpine Corp. 144A company guaranty sr. notes 5.25%, 6/1/26	145,000	137,750
Calpine Corp. 144A company guaranty sr. notes 4.50%, 2/15/28	350,000	339,238
Colorado Interstate Gas Co., LLC company guaranty sr. unsec.
notes 6.85%, 6/15/37	50,000	56,039
Commonwealth Edison Co. 1st mtge. bonds 5.90%, 3/15/36	133,000	157,232
Consolidated Edison Co. of New York, Inc. sr. unsec. unsub. notes
4.20%, 3/15/42	275,000	288,101
Duke Energy Corp. sr. unsec. bonds 4.20%, 6/15/49	835,000	840,059
Duke Energy Corp. sr. unsec. notes 3.15%, 8/15/27	980,000	964,433
Duke Energy Ohio, Inc. sr. bonds 3.65%, 2/1/29	860,000	921,816
Enbridge, Inc. company guaranty sr. unsec. unsub. bonds 4.50%,
6/10/44 (Canada)	815,000	752,745
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	830,000	743,159
Enterprise Products Operating, LLC company guaranty sr. unsec.
notes 2.80%, 1/31/30	417,000	374,755
Enterprise Products Operating, LLC company guaranty sr. unsec.
unsub. bonds 4.25%, 2/15/48	1,525,000	1,415,557
FirstEnergy Corp. sr. unsec. unsub. bonds Ser. B, 3.90%, 7/15/27	6,000	6,095
FirstEnergy Corp. sr. unsec. unsub. bonds Ser. C, 4.85%, 7/15/47	9,000	9,838
FirstEnergy Transmission, LLC 144A sr. unsec. unsub. notes
5.45%, 7/15/44	1,190,000	1,340,138

54 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (16.9%)* cont.	amount	Value
Utilities and power cont.
IPALCO Enterprises, Inc. sr. sub. notes 3.70%, 9/1/24	$245,000	$253,913
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 5.40%, 9/1/44	123,000	120,541
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 3.50%, 3/1/21	599,000	606,402
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
unsub. notes 3.45%, 2/15/23	300,000	295,143
Kinder Morgan, Inc. company guaranty sr. unsec. unsub. notes
3.15%, 1/15/23	1,374,000	1,340,378
Kinder Morgan, Inc./DE company guaranty sr. unsec. notes
Ser. GMTN, 7.75%, 1/15/32	107,000	123,945
NRG Energy, Inc. company guaranty sr. unsec. notes
7.25%, 5/15/26	175,000	183,313
NRG Energy, Inc. company guaranty sr. unsec. notes
6.625%, 1/15/27	50,000	52,000
NRG Energy, Inc. company guaranty sr. unsec. notes
5.75%, 1/15/28	95,000	96,900
NRG Energy, Inc. 144A company guaranty sr. bonds 4.45%, 6/15/29	1,243,000	1,257,583
NRG Energy, Inc. 144A company guaranty sr. notes 3.75%, 6/15/24	895,000	884,601
NRG Energy, Inc. 144A sr. unsec. bonds 5.25%, 6/15/29	240,000	247,200
NSTAR Electric Co. sr. unsec. unsub. notes 2.375%,
10/15/22 (Canada)	450,000	448,175
Oncor Electric Delivery Co., LLC sr. notes 5.30%, 6/1/42	175,000	233,611
Oncor Electric Delivery Co., LLC sr. notes 3.75%, 4/1/45	760,000	805,866
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 4.20%, 6/15/22	370,000	370,504
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 3.40%, 6/1/23	20,000	20,540
Public Service Electric & Gas Co. sr. notes Ser. MTN, 5.50%, 3/1/40	160,000	207,905
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc.
escrow company guaranty sr. notes 11.50%, 10/1/20 F	64,000	96
Vistra Energy Corp. 144A company guaranty sr. unsec. notes
8.125%, 1/30/26	135,000	140,231
Vistra Operations Co., LLC 144A company guaranty sr. unsec. notes
5.00%, 7/31/27	155,000	157,325
Vistra Operations Co., LLC 144A sr. bonds 4.30%, 7/15/29	719,000	637,472
Vistra Operations Co., LLC 144A sr. notes 3.55%, 7/15/24	781,000	734,013
Vistra Operations Co., LLC 144A sr. unsec. notes 5.625%, 2/15/27	135,000	139,219
Vistra Operations Co., LLC 144A sr. unsec. notes 5.50%, 9/1/26	295,000	303,820
		21,443,674
Total corporate bonds and notes (cost $403,486,526)		$396,833,735

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (15.6%)*	amount	Value
U.S. Government Guaranteed Mortgage Obligations (3.9%)
Government National Mortgage Association Pass-Through Certificates
6.00%, with due dates from 12/20/48 to 4/20/49	$1,794,381	$1,987,328
5.00%, 5/20/49	49,439	54,731
4.70%, with due dates from 5/20/67 to 8/20/67	203,195	222,438
4.625%, 6/20/67	101,893	111,023

Dynamic Asset Allocation Balanced Fund 55

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (15.6%)* cont.	amount	Value
U.S. Government Guaranteed Mortgage Obligations cont.
Government National Mortgage Association Pass-Through Certificates
4.51%, 3/20/67	$101,427	$109,933
4.50%, with due dates from 5/15/47 to 5/20/49	1,609,718	1,800,851
4.00%, TBA, 4/1/50	1,000,000	1,062,344
3.50%, TBA, 4/1/50	81,000,000	85,410,701
		90,759,349
U.S. Government Agency Mortgage Obligations (11.7%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
4.00%, 9/1/45	371,482	404,483
3.00%, with due dates from 2/1/47 to 1/1/48	36,980,020	38,820,790
Federal National Mortgage Association Pass-Through Certificates
4.50%, 5/1/49	33,872	37,127
4.00%, 1/1/57	1,428,868	1,572,996
4.00%, with due dates from 6/1/48 to 4/1/49	44,582,474	47,561,974
3.50%, 6/1/56	2,106,457	2,290,014
3.00%, with due dates from 4/1/46 to 11/1/48	37,112,235	39,040,474
Uniform Mortgage-Backed Securities
6.00%, TBA, 4/1/50	11,000,000	12,228,907
4.00%, TBA, 4/1/50	39,000,000	41,614,217
3.00%, TBA, 4/1/50	1,000,000	1,048,125
3.00%, TBA, 4/1/35	29,000,000	30,350,313
2.50%, TBA, 4/1/50	57,000,000	59,039,528
		274,008,948
Total U.S. government and agency mortgage obligations (cost $354,354,696)		$364,768,297

	Principal
U.S. TREASURY OBLIGATIONS (0.1%)*	amount	Value
U.S. Treasury Bonds 7.875%, 2/15/21 [i]	$374,000	$403,102
U.S. Treasury Notes
2.50%, 1/15/22 [i]	20,000	20,905
2.25%, 11/15/25 [i]	171,000	189,099
2.25%, 7/31/21 [i]	249,000	256,714
2.25%, 4/30/21 [i]	202,000	208,409
2.00%, 2/15/25 [i]	102,000	110,067
1.75%, 2/28/22 [i]	269,000	276,927
1.625%, 9/30/26 [i]	524,000	560,025
Total U.S. treasury obligations (cost $2,025,248)		$2,025,248

	Principal
MORTGAGE-BACKED SECURITIES (3.3%)*	amount	Value
Agency collateralized mortgage obligations (0.1%)
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 3408, Class EK, ((-4.024 x 1 Month US LIBOR)
+ 25.79%), 22.958%, 4/15/37	$67,792	$123,317
REMICs IFB Ser. 3072, Class SM, ((-3.667 x 1 Month US LIBOR)
+ 23.80%), 21.213%, 11/15/35	40,960	71,865
REMICs IFB Ser. 3249, Class PS, ((-3.3 x 1 Month US LIBOR)
+ 22.28%), 19.95%, 12/15/36	40,704	64,879

56 Dynamic Asset Allocation Balanced Fund

	Principal
MORTGAGE-BACKED SECURITIES (3.3%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 2990, Class LB, ((-2.556 x 1 Month US LIBOR)
+ 16.95%), 15.145%, 6/15/34	$55,770	$68,314
REMICs IFB Ser. 3829, Class AS, IO, ((-1 x 1 Month US LIBOR)
+ 6.95%), 6.245%, 3/15/41	1,278,330	246,927
REMICs Ser. 3391, PO, zero %, 4/15/37	4,995	4,650
REMICs Ser. 3206, Class EO, PO, zero %, 8/15/36	2,104	1,987
REMICs Ser. 3326, Class WF, zero %, 10/15/35 W	3,019	2,717
REMICs FRB Ser. 3117, Class AF, (1 Month US LIBOR + 0.00%),
zero %, 2/15/36	7,029	6,186
Federal National Mortgage Association
REMICs IFB Ser. 06-62, Class PS, ((-6 x 1 Month US LIBOR)
+ 39.90%), 34.22%, 7/25/36	22,708	43,908
REMICs IFB Ser. 07-53, Class SP, ((-3.667 x 1 Month US LIBOR)
+ 24.20%), 20.729%, 6/25/37	56,625	98,383
REMICs IFB Ser. 05-75, Class GS, ((-3 x 1 Month US LIBOR)
+ 20.25%), 17.41%, 8/25/35	25,595	36,800
REMICs IFB Ser. 05-106, Class JC, ((-3.101 x 1 Month US LIBOR)
+ 20.12%), 17.189%, 12/25/35	28,986	42,555
REMICs IFB Ser. 05-83, Class QP, ((-2.6 x 1 Month US LIBOR)
+ 17.39%), 14.933%, 11/25/34	11,869	14,294
REMICs Ser. 07-14, Class KO, PO, zero %, 3/25/37	16,874	15,498
REMICs Ser. 06-125, Class OX, PO, zero %, 1/25/37	1,207	1,121
REMICs Ser. 06-84, Class OT, PO, zero %, 9/25/36	1,940	1,821
REMICs Ser. 06-46, Class OC, PO, zero %, 6/25/36	3,796	3,503
Government National Mortgage Association
IFB Ser. 19-78, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
5.277%, 6/20/49	132,691	17,225
IFB Ser. 13-99, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
5.277%, 6/20/43	1,586,989	314,976
Ser. 17-162, Class QI, IO, 5.00%, 10/20/47	1,679,940	289,891
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	350,659	64,659
Ser. 18-127, Class IB, IO, 4.50%, 6/20/45	70,683	6,132
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	76,348	12,490
Ser. 16-123, Class LI, IO, 3.50%, 3/20/44	3,044,418	262,343
Ser. 13-14, IO, 3.50%, 12/20/42	995,305	74,648
Ser. 12-141, Class WI, IO, 3.50%, 11/20/41	1,314,370	66,284
Ser. 15-124, Class NI, IO, 3.50%, 6/20/39	1,420,566	55,661
Ser. 16-H16, Class EI, IO, 2.403%, 6/20/66 W	3,466,798	285,317
Ser. 15-H25, Class BI, IO, 2.049%, 10/20/65 W	4,661,724	362,216
Ser. 15-H26, Class EI, IO, 1.79%, 10/20/65 W	2,680,949	177,747
Ser. 06-36, Class OD, PO, zero %, 7/16/36	2,222	1,985
		2,840,299
Commercial mortgage-backed securities (1.6%)
Banc of America Commercial Mortgage Trust FRB Ser. 07-1,
Class XW, IO, 0.229%, 1/15/49 W	283,981	427
Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class B, 5.749%, 3/11/39 W	238,884	119,442
FRB Ser. 06-PW14, Class X1, IO, 0.283%, 12/11/38 W	230,080	2,370

Dynamic Asset Allocation Balanced Fund 57

	Principal
MORTGAGE-BACKED SECURITIES (3.3%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
CD Commercial Mortgage Trust 144A FRB Ser. 07-CD4, Class XW, IO,
1.30%, 12/11/49 W	$5,059	$195
CFCRE Commercial Mortgage Trust 144A
FRB Ser. 11-C1, Class D, 6.089%, 4/15/44 W	617,000	595,330
FRB Ser. 11-C2, Class D, 5.744%, 12/15/47 W	254,000	247,929
Citigroup Commercial Mortgage Trust Ser. 14-GC21, Class AS,
4.026%, 5/10/47	618,000	614,842
Citigroup Commercial Mortgage Trust 144A
FRB Ser. 14-GC19, Class D, 5.092%, 3/10/47 W	271,000	234,357
FRB Ser. 12-GC8, Class XA, IO, 1.767%, 9/10/45 W	6,000,081	189,981
FRB Ser. 06-C5, Class XC, IO, 0.503%, 10/15/49 W	4,192,523	42
COMM Mortgage Trust
FRB Ser. 14-CR18, Class C, 4.725%, 7/15/47 W	346,000	264,008
Ser. 13-CR11, Class AM, 4.715%, 8/10/50 W	411,000	456,802
FRB Ser. 14-UBS6, Class C, 4.447%, 12/10/47 W	500,000	433,925
Ser. 13-LC6, Class AM, 3.282%, 1/10/46	942,000	962,708
FRB Ser. 14-CR19, Class XA, IO, 1.008%, 8/10/47 W	4,991,281	182,255
FRB Ser. 14-CR18, Class XA, IO, 0.997%, 7/15/47 W	2,239,248	80,232
FRB Ser. 13-CR11, Class XA, IO, 0.932%, 8/10/50 W	5,826,645	160,798
FRB Ser. 14-UBS6, Class XA, IO, 0.892%, 12/10/47 W	6,285,413	208,330
FRB Ser. 14-LC17, Class XA, IO, 0.766%, 10/10/47 W	5,686,447	153,051
COMM Mortgage Trust 144A FRB Ser. 10-C1, Class D,
5.895%, 7/10/46 W	1,106,000	1,094,581
Credit Suisse Commercial Mortgage Trust 144A FRB Ser. 07-C2,
Class AX, IO, 0.009%, 1/15/49 W	3,253,408	33
Credit Suisse First Boston Mortgage Securities Corp. 144A FRB
Ser. 03-C3, Class AX, IO, 2.171%, 5/15/38 W	61,571	2,650
CSAIL Commercial Mortgage Trust
FRB Ser. 15-C1, Class C, 4.271%, 4/15/50 W	1,318,000	1,213,846
Ser. 15-C1, Class AS, 3.791%, 4/15/50 W	1,138,000	1,110,338
CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D,
3.771%, 4/15/50 W	501,000	417,709
CSMC Trust FRB Ser. 16-NXSR, Class C, 4.359%, 12/15/49 W	1,264,000	823,524
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D,
5.335%, 8/10/44 W	2,577,000	2,344,392
Federal National Mortgage Association 144A Multifamily
Connecticut Avenue Securities Trust FRB Ser. 19-01, Class M7,
2.647%, 10/15/49	696,560	701,294
GE Commercial Mortgage Corp. Trust 144A FRB Ser. 07-C1,
Class XC, IO, 0.003%, 12/10/49 W	4,759,846	48
GS Mortgage Securities Corp., II FRB Ser. 13-GC10, Class XA, IO,
1.499%, 2/10/46 W	3,945,076	135,624
GS Mortgage Securities Trust
FRB Ser. 14-GC18, Class C, 4.989%, 1/10/47 W	560,000	508,691
FRB Ser. 14-GC22, Class C, 4.691%, 6/10/47 W	931,000	698,975
FRB Ser. 13-GC12, Class XA, IO, 1.417%, 6/10/46 W	2,316,934	81,498
FRB Ser. 14-GC22, Class XA, IO, 0.985%, 6/10/47 W	5,100,387	136,211
FRB Ser. 14-GC24, Class XA, IO, 0.737%, 9/10/47 W	6,957,463	183,510

58 Dynamic Asset Allocation Balanced Fund

	Principal
MORTGAGE-BACKED SECURITIES (3.3%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
GS Mortgage Securities Trust 144A
FRB Ser. 10-C1, Class D, 5.981%, 8/10/43 W	$741,000	$731,569
FRB Ser. 11-GC3, Class C, 5.637%, 3/10/44 W	1,031,000	983,334
FRB Ser. 11-GC3, Class D, 5.637%, 3/10/44 W	983,000	961,847
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 14-C22, Class C, 4.554%, 9/15/47 W	511,000	364,973
FRB Ser. 13-C12, Class C, 4.10%, 7/15/45 W	754,000	718,873
FRB Ser. 15-C33, Class XA, IO, 0.92%, 12/15/48 W	4,509,756	194,758
FRB Ser. 14-C25, Class XA, IO, 0.852%, 11/15/47 W	7,241,074	230,165
FRB Ser. 14-C19, Class XA, IO, 0.75%, 4/15/47 W	4,466,342	86,321
JPMorgan Chase Commercial Mortgage Securities Trust
Ser. 12-C6, Class AS, 4.117%, 5/15/45	770,000	779,509
Ser. 13-C10, Class AS, 3.372%, 12/15/47	297,000	311,906
Ser. 13-LC11, Class AS, 3.216%, 4/15/46	648,000	646,615
FRB Ser. 06-LDP8, Class X, IO, 0.29%, 5/15/45 W	1,719,613	267
FRB Ser. 07-LDPX, Class X, IO, 0.03%, 1/15/49 W	1,299,169	13
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 10-C2, Class C2, 5.636%, 11/15/43 W	422,000	369,232
FRB Ser. 12-C6, Class E, 5.157%, 5/15/45 W	1,175,000	941,526
FRB Ser. 12-C8, Class D, 4.675%, 10/15/45 W	755,000	614,778
FRB Ser. 12-LC9, Class D, 4.418%, 12/15/47 W	186,000	154,385
FRB Ser. 05-CB12, Class X1, IO, 0.32%, 9/12/37 W	149,489	88
LB-UBS Commercial Mortgage Trust
FRB Ser. 08-C1, Class AM, 6.276%, 4/15/41 W	73,348	75,810
FRB Ser. 07-C2, Class XW, IO, 0.142%, 2/15/40 W	60,970	6
LB-UBS Commercial Mortgage Trust 144A FRB Ser. 05-C7,
Class XCL, IO, 0.313%, 11/15/40 W	198,913	27
LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class B,
3.142%, 4/20/48 W	1,222,000	1,270,929
Mezz Cap Commercial Mortgage Trust 144A
FRB Ser. 06-C4, Class X, IO, 6.401%, 7/15/45 W	24,294	2
FRB Ser. 07-C5, Class X, IO, 5.395%, 12/15/49 W	175,154	2
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 14-C14, Class C, 4.954%, 2/15/47 W	492,000	446,742
FRB Ser. 14-C17, Class C, 4.499%, 8/15/47 W	1,106,000	1,098,595
FRB Ser. 14-C17, Class XA, IO, 1.108%, 8/15/47 W	3,971,153	135,420
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 12-C6, Class D, 4.608%, 11/15/45 W	491,000	440,466
FRB Ser. 13-C9, Class D, 4.122%, 5/15/46 W	441,000	414,496
Morgan Stanley Capital I Trust
Ser. 07-HQ11, Class C, 5.558%, 2/12/44 W	91,478	18,296
FRB Ser. 16-BNK2, Class C, 3.905%, 11/15/49 W	441,000	441,529
Morgan Stanley Capital I Trust 144A FRB Ser. 11-C3, Class D,
5.245%, 7/15/49 W	324,000	294,002
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E, 8.00%,
12/28/38 (In default) †	417,718	10,109
UBS Commercial Mortgage Trust 144A FRB Ser. 12-C1, Class C,
5.572%, 5/10/45 W	505,000	483,338

Dynamic Asset Allocation Balanced Fund 59

	Principal
MORTGAGE-BACKED SECURITIES (3.3%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
UBS-Barclays Commercial Mortgage Trust 144A FRB Ser. 12-C4,
Class XA, IO, 1.62%, 12/10/45 W	$4,566,836	$145,325
Wachovia Bank Commercial Mortgage Trust FRB Ser. 06-C29, IO,
0.117%, 11/15/48 W	1,463,083	44
Wells Fargo Commercial Mortgage Trust
FRB Ser. 13-LC12, Class C, 4.283%, 7/15/46 W	501,000	389,067
FRB Ser. 14-LC16, Class XA, IO, 1.112%, 8/15/50 W	11,301,501	396,060
FRB Ser. 16-LC25, Class XA, IO, 0.985%, 12/15/59 W	6,124,223	274,509
Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 13-LC12,
Class D, 4.283%, 7/15/46 W	521,000	377,302
WF-RBS Commercial Mortgage Trust
FRB Ser. 13-C16, Class AS, 4.668%, 9/15/46 W	491,000	542,236
Ser. 13-C18, Class AS, 4.387%, 12/15/46 W	1,253,000	1,381,470
Ser. 13-C12, Class AS, 3.56%, 3/15/48	669,000	709,802
Ser. 13-C11, Class AS, 3.311%, 3/15/45	198,000	197,486
FRB Ser. 14-C22, Class XA, IO, 0.808%, 9/15/57 W	25,269,392	720,885
FRB Ser. 13-C14, Class XA, IO, 0.731%, 6/15/46 W	12,922,683	229,680
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C3, Class D, 5.681%, 3/15/44 W	1,022,000	812,312
FRB Ser. 11-C2, Class D, 5.663%, 2/15/44 W	1,904,000	1,798,288
Ser. 11-C4, Class E, 5.221%, 6/15/44 W	138,000	130,836
FRB Ser. 12-C9, Class D, 4.811%, 11/15/45 W	546,000	448,858
FRB Ser. 13-C15, Class D, 4.494%, 8/15/46 W	599,000	378,001
FRB Ser. 12-C9, Class XA, IO, 1.892%, 11/15/45 W	4,723,471	178,458
FRB Ser. 12-C10, Class XA, IO, 1.536%, 12/15/45 W	4,620,340	154,772
		36,845,267
Residential mortgage-backed securities (non-agency) (1.6%)
American Home Mortgage Investment Trust FRB Ser. 07-1,
Class GA1C, (1 Month US LIBOR + 0.19%), 1.817%, 5/25/47	1,596,523	809,628
Arroyo Mortgage Trust 144A
Ser. 19-1, Class A3, 4.208%, 1/25/49 W	311,683	305,042
Ser. 18-1, Class A3, 4.157%, 4/25/48 W	541,425	523,151
Ser. 19-3, Class A3, 3.416%, 10/25/48 W	469,960	443,771
Banc of America Funding Trust FRB Ser. 05-B, Class 3M1, (1 Month
US LIBOR + 0.68%), 1.448%, 4/20/35	405,705	395,545
BankUnited Trust FRB Ser. 05-1, Class 1A1, (1 Month US LIBOR
+ 0.60%), 1.547%, 9/25/45	201,522	176,878
Bellemeade Re, Ltd. 144A
FRB Ser. 19-4A, Class M1C, (1 Month US LIBOR + 2.50%), 3.447%,
10/25/29 (Bermuda)	660,000	560,471
FRB Ser. 17-1, Class M1, (1 Month US LIBOR + 1.70%), 2.647%,
10/25/27 (Bermuda)	70,981	68,991
FRB Ser. 18-2A, Class M1B, (1 Month US LIBOR + 1.35%), 2.297%,
8/25/28 (Bermuda)	604,873	561,994
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 05-2, Class 1A2A,
4.298%, 5/25/35 W	443,975	421,571
Countrywide Alternative Loan Trust
FRB Ser. 06-OA7, Class 1A2, (1 Month US LIBOR + 0.94%),
2.906%, 6/25/46	814,765	666,710
FRB Ser. 05-27, Class 1A1, 2.339%, 8/25/35 W	160,787	120,761

60 Dynamic Asset Allocation Balanced Fund

	Principal
MORTGAGE-BACKED SECURITIES (3.3%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Countrywide Alternative Loan Trust
FRB Ser. 06-24CB, Class A19, (1 Month US LIBOR + 0.50%),
1.447%, 8/25/36	$535,053	$268,768
FRB Ser. 06-OA10, Class 4A1, (1 Month US LIBOR + 0.19%),
1.137%, 8/25/46	1,250,118	1,021,761
FRB Ser. 05-59, Class 1A1, (1 Month US LIBOR + 0.33%),
1.103%, 11/20/35	321,573	261,490
FRB Ser. 06-OA19, Class A1, (1 Month US LIBOR + 0.18%),
0.953%, 2/20/47	700,882	466,001
Eagle Re, Ltd 144A FRB Ser. 18-1, Class M2, (1 Month US LIBOR
+ 3.00%), 3.947%, 11/25/28	190,000	138,437
Eagle Re, Ltd. 144A FRB Ser. 18-1, Class M1, (1 Month US LIBOR
+ 1.70%), 2.647%, 11/25/28	535,056	494,047
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 16-DNA1, Class M3,
(1 Month US LIBOR + 5.55%), 6.497%, 7/25/28	1,180,000	1,132,733
Structured Agency Credit Risk Debt FRN Ser. 16-HQA2, Class M3,
(1 Month US LIBOR + 5.15%), 6.097%, 11/25/28	800,000	767,745
Structured Agency Credit Risk Debt FRN Ser. 14-HQ3, Class M3,
(1 Month US LIBOR + 4.75%), 5.697%, 10/25/24	614,671	596,214
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class M3,
(1 Month US LIBOR + 4.70%), 5.647%, 4/25/28	850,000	812,467
Structured Agency Credit Risk Debt FRN Ser. 16-DNA2, Class M3,
(1 Month US LIBOR + 4.65%), 5.597%, 10/25/28	2,872,603	2,748,026
Structured Agency Credit Risk Debt FRN Ser. 15-DN1, Class M3,
(1 Month US LIBOR + 4.15%), 5.097%, 1/25/25	234,423	228,677
Structured Agency Credit Risk Debt FRN Ser. 15-DNA2, Class M3,
(1 Month US LIBOR + 3.90%), 4.847%, 12/25/27	250,000	245,005
Structured Agency Credit Risk Debt FRN Ser. 16-HQA3, Class M3,
(1 Month US LIBOR + 3.85%), 4.797%, 3/25/29	570,000	542,009
Structured Agency Credit Risk Debt FRN Ser. 14-HQ2, Class M3,
(1 Month US LIBOR + 3.75%), 4.697%, 9/25/24	336,000	309,540
Structured Agency Credit Risk Debt FRN Ser. 17-DNA1, Class M2,
(1 Month US LIBOR + 3.25%), 4.197%, 7/25/29	320,000	282,829
Structured Agency Credit Risk Debt FRN Ser. 15-HQ2, Class M2,
(1 Month US LIBOR + 1.95%), 2.897%, 5/25/25	162,054	158,663
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA1,
Class M2, (1 Month US LIBOR + 1.90%), 3.735%, 1/25/50	386,000	241,895
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class M2,
(1 Month US LIBOR + 2.65%), 3.597%, 1/25/49	188,000	165,438
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class M2,
(1 Month US LIBOR + 2.45%), 3.397%, 3/25/49	24,966	19,110
Structured Agency Credit Risk Trust FRB Ser. 19-HQA1, Class M2,
(1 Month US LIBOR + 2.35%), 3.297%, 2/25/49	219,392	183,633
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class M2,
(1 Month US LIBOR + 2.30%), 3.247%, 10/25/48	105,900	87,051
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C01, Class 2M2,
(1 Month US LIBOR + 6.95%), 7.897%, 8/25/28	939,992	913,039
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1M2,
(1 Month US LIBOR + 6.75%), 7.697%, 8/25/28	1,992,135	1,872,607

Dynamic Asset Allocation Balanced Fund 61

	Principal
MORTGAGE-BACKED SECURITIES (3.3%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2,
(1 Month US LIBOR + 6.00%), 6.947%, 9/25/28	$2,196,969	$2,143,238
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
(1 Month US LIBOR + 5.90%), 6.847%, 10/25/28	840,283	823,947
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
(1 Month US LIBOR + 5.70%), 6.647%, 4/25/28	1,179,029	1,164,010
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2,
(1 Month US LIBOR + 5.55%), 6.497%, 4/25/28	1,404,049	1,268,872
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
(1 Month US LIBOR + 5.00%), 5.947%, 7/25/25	571,101	517,672
Connecticut Avenue Securities FRB Ser. 14-C04, Class 1M2,
(1 Month US LIBOR + 4.90%), 5.847%, 11/25/24	370,118	351,656
Connecticut Avenue Securities FRB Ser. 15-C01, Class 1M2,
(1 Month US LIBOR + 4.30%), 5.247%, 2/25/25	236,970	229,756
Connecticut Avenue Securities FRB Ser. 16-C04, Class 1M2,
(1 Month US LIBOR + 4.25%), 5.197%, 1/25/29	1,336,018	1,282,471
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2,
(1 Month US LIBOR + 4.00%), 4.947%, 5/25/25	100,741	97,400
Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2,
(1 Month US LIBOR + 4.00%), 4.947%, 5/25/25	176,285	160,665
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1M2,
(1 Month US LIBOR + 3.55%), 4.497%, 7/25/29	516,812	461,401
Connecticut Avenue Securities FRB Ser. 14-C03, Class 2M2,
(1 Month US LIBOR + 2.90%), 3.847%, 7/25/24	408,137	378,193
Connecticut Avenue Securities FRB Ser. 14-C02, Class 1M2,
(1 Month US LIBOR + 2.60%), 3.547%, 5/25/24	305,928	281,107
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1EB1,
(1 Month US LIBOR + 1.25%), 2.197%, 7/25/29	310,000	232,480
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 19-R02, Class 1M2,
(1 Month US LIBOR + 2.30%), 3.247%, 8/25/31	182,995	156,909
Connecticut Avenue Securities Trust FRB Ser. 19-HRP1, Class M2,
(1 Month US LIBOR + 2.15%), 3.097%, 11/25/39	175,240	143,820
Connecticut Avenue Securities Trust FRB Ser. 20-R01, Class 1M2,
(1 Month US LIBOR + 2.05%), 2.997%, 1/25/40	920,000	592,489
Home Re, Ltd. 144A FRB Ser. 18-1, Class M1, (1 Month US LIBOR
+ 1.60%), 2.547%, 10/25/28 (Bermuda)	263,019	247,216
Legacy Mortgage Asset Trust 144A
FRB Ser. 19-GS7, Class A1, 3.25%, 11/25/59	645,719	594,062
FRB Ser. 20-GS1, Class A1, 2.882%, 10/25/59	608,192	559,536
Long Beach Mortgage Loan Trust FRB Ser. 04-1, Class A2, (1 Month
US LIBOR + 0.80%), 1.747%, 2/25/34	703,368	622,265
Merrill Lynch Mortgage Investors Trust FRB Ser. 05-A2, Class A2,
3.732%, 2/25/35 W	163,151	151,935
Morgan Stanley ABS Capital I, Inc. Trust FRB Ser. 04-HE6, Class M1,
(1 Month US LIBOR + 0.83%), 1.772%, 8/25/34	140,686	140,686
Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1,
2.451%, 8/26/47 W	160,000	148,798
New Residential Mortgage Loan Trust 144A FRB Ser. 18-4A,
Class A1M, (1 Month US LIBOR + 0.90%), 1.847%, 1/25/48	605,060	581,979

62 Dynamic Asset Allocation Balanced Fund

	Principal
MORTGAGE-BACKED SECURITIES (3.3%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Oaktown Re II, Ltd. 144A FRB Ser. 18-1A, Class M1, (1 Month
US LIBOR + 1.55%), 2.497%, 7/25/28 (Bermuda)	$84,754	$79,500
OSW Structured Asset Trust 144A FRB Ser. 20-RPL1, Class A1,
3.199%, 12/26/59	424,479	396,735
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
FRB Ser. 04-WCW2, Class M3, (1 Month US LIBOR + 1.05%),
1.997%, 10/25/34	540,000	499,126
Renaissance Home Equity Loan Trust FRB Ser. 03-4, Class A1,
(1 Month US LIBOR + 0.52%), 1.467%, 3/25/34	330,857	293,102
Structured Asset Investment Loan Trust FRB Ser. 04-10, Class A10,
(1 Month US LIBOR + 0.90%), 1.847%, 11/25/34	689,971	677,484
Structured Asset Mortgage Investments II Trust FRB Ser. 07-AR7,
Class 1A1, (1 Month US LIBOR + 0.85%), 1.797%, 5/25/47	643,347	467,130
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR12, Class 1A8, 3.863%, 10/25/35 W	793,813	699,274
FRB Ser. 05-AR14, Class 1A2, 3.835%, 12/25/35 W	294,542	268,829
FRB Ser. 07-HY2, Class 1A1, 3.74%, 12/25/36 W	473,250	427,136
FRB Ser. 05-AR9, Class A1C3, (1 Month US LIBOR + 0.96%),
1.907%, 7/25/45	333,881	291,411
FRB Ser. 05-AR11, Class A1B3, (1 Month US LIBOR + 0.40%),
1.347%, 8/25/45	276,127	236,503
Wells Fargo Mortgage Backed Securities Trust FRB Ser. 06-AR5,
Class 1A1, 4.208%, 4/25/36 W	30,838	31,917
		36,712,408
Total mortgage-backed securities (cost $85,640,332)		$76,397,974

FOREIGN GOVERNMENT AND AGENCY	Principal
BONDS AND NOTES (0.9%)*	amount	Value
Brazil (Federal Republic of) sr. unsec. unsub. bonds 4.625%,
1/13/28 (Brazil)	$2,020,000	$2,123,796
Brazil (Federal Republic of) sr. unsec. unsub. notes 4.25%,
1/7/25 (Brazil)	1,075,000	1,124,719
Colombia (Republic of) sr. unsec. notes 3.875%,
4/25/27 (Colombia)	517,000	504,590
Dominican (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.50%,
2/15/48 (Dominican Republic)	450,000	391,500
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 8.625%,
4/20/27 (Dominican Republic)	499,000	518,960
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.875%,
1/29/26 (Dominican Republic)	650,000	637,000
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.00%,
7/19/28 (Dominican Republic)	428,000	402,324
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.95%,
1/25/27 (Dominican Republic)	788,000	732,840
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.75%,
1/8/26 (Indonesia)	2,270,000	2,369,244
Indonesia (Republic of) 144A sr. unsec. notes 4.75%,
1/8/26 (Indonesia)	400,000	422,994
Indonesia (Republic of) 144A sr. unsec. unsub. notes 4.35%,
1/8/27 (Indonesia)	990,000	1,027,140
Indonesia (Republic of) 144A sr. unsec. unsub. notes 3.375%,
4/15/23 (Indonesia)	360,000	359,554

Dynamic Asset Allocation Balanced Fund 63

FOREIGN GOVERNMENT AND AGENCY		Principal
BONDS AND NOTES (0.9%)* cont.		amount	Value
Ivory Coast (Republic of) sr. unsec. unsub. bonds Ser. REGS,
6.125%, 6/15/33 (Ivory Coast)		$1,300,000	$1,134,250
Ivory Coast (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.375%,
7/23/24 (Ivory Coast)		550,000	497,063
Mexico (Government of) sr. unsec. bonds 5.55%, 1/21/45 (Mexico)		1,834,000	2,070,128
Peru (Republic of) sr. unsec. unsub. bonds 5.625%, 11/18/50 (Peru)		175,000	260,750
Russia (Federation of) 144A sr. unsec. unsub. bonds 4.375%,
3/21/29 (Russia)		1,000,000	1,067,220
Senegal (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.75%,
3/13/48 (Senegal)		200,000	164,000
Senegal (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.25%,
7/30/24 (Senegal)	EUR	200,000	188,000
Senegal (Republic of) unsec. bonds Ser. REGS, 6.25%,
5/23/33 (Senegal)		$680,000	608,600
South Africa (Republic of) sr. unsec. unsub. notes 4.85%, 9/27/27
(South Africa)		575,000	501,679
United Mexican States sr. unsec. unsub. bonds 3.25%,
4/16/30 (Mexico)		1,708,000	1,605,520
United Mexican States sr. unsec. unsub. notes 4.50%,
4/22/29 (Mexico)		1,228,000	1,245,024
Uruguay (Oriental Republic of) sr. unsec. bonds 5.10%,
6/18/50 (Uruguay)		570,000	632,700
Venezuela (Republic of) sr. unsec. notes 9.00%, 5/7/23 (Venezuela)
(In default) †		731,000	73,100
Venezuela (Republic of) sr. unsec. notes 7.65%, 4/21/25
(Venezuela) (In default) †		1,000	100
Venezuela (Republic of) sr. unsec. unsub. notes 8.25%, 10/13/24
(Venezuela) (In default) †		1,184,000	118,400
Total foreign government and agency bonds and notes (cost $21,706,282)			$20,781,195

	Principal
ASSET-BACKED SECURITIES (0.6%)*	amount	Value
Mello Warehouse Securitization Trust 144A
FRB Ser. 18-W1, Class A, (1 Month US LIBOR + 0.85%),
1.797%, 11/25/51	$549,333	$549,333
FRB Ser. 19-1, Class A, (1 Month US LIBOR + 0.80%),
1.747%, 6/25/52	1,644,000	1,644,000
MRA Issuance Trust 144A FRB Ser. 20-2, Class A, (1 Month US LIBOR
+ 1.15%), 2.731%, 10/22/20	1,709,000	1,709,125
Station Place Securitization Trust 144A
FRB Ser. 20-2, Class A, (1 Month US LIBOR + 0.83%),
1.755%, 3/26/21	1,783,000	1,783,000
FRB Ser. 19-11, Class A, (1 Month US LIBOR + 0.75%),
1.679%, 10/24/20	1,938,000	1,938,000
FRB Ser. 19-7, Class A, (1 Month US LIBOR + 0.70%),
1.629%, 9/24/20	2,020,000	2,020,000
FRB Ser. 19-3, Class A, (1 Month US LIBOR + 0.70%),
1.629%, 6/24/20	2,056,000	2,056,000
FRB Ser. 19-WL1, Class A, (1 Month US LIBOR + 0.65%),
1.597%, 8/25/52	762,000	762,000

64 Dynamic Asset Allocation Balanced Fund

	Principal
ASSET-BACKED SECURITIES (0.6%)* cont.	amount	Value
Toorak Mortgage Corp. 144A Ser. 19-1, Class A1, 4.336%, 3/25/22	$910,000	$900,900
Towd Point Asset Trust 144A FRB Ser. 18-SL1, Class A, (1 Month
US LIBOR + 0.60%), 2.227%, 1/25/46	1,207,534	1,165,854
Total asset-backed securities (cost $14,574,010)		$14,528,212

	Principal
SENIOR LOANS (0.1%)*c	amount	Value
Brand Industrial Services, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 4.25%), 6.085%, 6/21/24	$413,313	$330,650
BWAY Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.25%), 5.084%, 4/3/24	153,814	124,974
California Resources Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 4.75%), 6.363%, 12/31/22	85,000	22,950
CPG International, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.75%), 4.719%, 5/5/24	102,149	84,273
Front Range BidCo, Inc. bank term loan FRN (1 Month US LIBOR
+ 3.00%), 4.668%, 3/9/27	130,000	120,250
Gates Global, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.75%), 3.75%, 3/31/24	112,430	99,500
Jo-Ann Stores, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 9.25%), 10.25%, 5/21/24	258,668	32,333
Jo-Ann Stores, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 5.00%), 6.00%, 10/16/23	129,619	48,931
Navistar, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.50%), 4.28%, 11/6/24	628,874	540,832
Neiman Marcus Group, Ltd., LLC bank term loan FRN (BBA LIBOR
USD 3 Month + 6.00%), 7.50%, 10/25/23	126,415	48,038
Panther BF Aggregator 2 LP bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.50%), 4.441%, 4/30/26	199,000	181,090
Rackspace Hosting, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.00%), 4.763%, 11/3/23	53,345	47,744
Revlon Consumer Products Corp. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.50%), 5.113%, 9/7/23	171,085	65,012
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 8.00%), 9.00%, 2/28/26	170,000	93,500
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 3.25%), 4.25%, 2/28/25	166,526	99,916
Solenis International LLC bank term loan FRN (BBA LIBOR USD
3 Month + 4.00%), 5.612%, 6/26/25	294,646	231,297
Solenis International, LLC bank term loan FRN (BBA LIBOR USD
3 Month + 8.50%), 10.831%, 6/26/26 ##	150,000	99,000
Titan Acquisition, Ltd. (United Kingdom) bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 4.45%, 3/28/25	337,396	281,725
Vertiv Group Corp. bank term loan FRN Ser. B, (1 Month US LIBOR
+ 3.00%), 4.655%, 3/2/27	695,000	622,025
Total senior loans (cost $4,336,783)		$3,174,040

Dynamic Asset Allocation Balanced Fund 65

PURCHASED OPTIONS	Expiration
OUTSTANDING (—%)*	date/strike	Notional		Contract
Counterparty	price	amount		amount	Value
Bank of America N.A.
USD/JPY (Put)	Jun-20/JPY 108.00	$9,161,350		$9,161,350	$222,841
USD/JPY (Put)	Apr-20/JPY 106.00	9,161,350		9,161,350	67,647
Barclays Bank PLC
GBP/USD (Call)	Apr-20/$1.34	10,521,053	GBP	8,470,375	11
Citibank, N.A.
USD/CHF (Put)	Jun-20/CHF 0.91	10,597,250		$10,597,250	32,989
USD/JPY (Put)	Jun-20/JPY 108.00	9,161,350		9,161,350	222,841
Goldman Sachs International
EUR/NOK (Put)	Apr-20/NOK 9.60	16,596,108	EUR	15,047,700	17
USD/CHF (Put)	Jun-20/CHF 0.94	10,597,250		$10,597,250	76,809
USD/JPY (Put)	Jun-20/JPY 108.00	9,161,350		9,161,350	222,841
UBS AG
GBP/USD (Call)	Apr-20/$1.34	10,521,053	GBP	8,470,375	441
Total purchased options outstanding (cost $1,212,271)					$846,437

	Principal
CONVERTIBLE BONDS AND NOTES (—%)*	amount	Value
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26	$210,000	$170,489
Oasis Petroleum, Inc. cv. sr. unsec. notes 2.625%, 9/15/23	$73,000	11,005
Total convertible bonds and notes (cost $257,584)		$181,494

PREFERRED STOCKS (—%)*	Shares	Value
GMAC Capital Trust I Ser. 2, $1.91 cum. ARP	5,340	$109,523
Total preferred stocks (cost $133,500)		$109,523

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value
EPR Properties Ser. C, $1.438 cv. pfd. R	5,699	$90,016
Nine Point Energy 6.75% cv. pfd. F	27	—
Total convertible preferred stocks (cost $131,141)		$90,016

	Principal amount/
SHORT-TERM INVESTMENTS (18.5%)*		shares	Value
Alpine Securitization, LLC asset backed commercial paper
2.763%, 5/26/20		$12,000,000	$11,969,480
Barclays Bank PLC CCP asset backed commercial paper
1.707%, 5/8/20		15,000,000	14,976,091
Chariot Funding, LLC asset backed commercial paper
1.758%, 4/13/20		15,000,000	14,991,198
Liberty Street Funding, LLC asset backed commercial paper
1.768%, 4/14/20		16,000,000	15,990,703
Putnam Cash Collateral Pool, LLC 0.54% [d]	Shares	9,540,700	9,540,700
Putnam Short Term Investment Fund 0.92% L	Shares	274,999,806	274,999,806
Regency Markets No. 1, LLC asset backed commercial paper
2.403%, 4/8/20		$10,000,000	9,997,431
Sumitomo Mitsui Trust Bank Ltd./New York commercial paper
1.253%, 5/12/20		10,000,000	9,986,467
State Street Institutional U.S. Government Money Market Fund,
Premier Class 0.32% P	Shares	3,144,000	3,144,000

66 Dynamic Asset Allocation Balanced Fund

	Principal amount/
SHORT-TERM INVESTMENTS (18.5%)* cont.	shares	Value
Thunder Bay Funding, LLC asset backed commercial paper
1.761%, 5/26/20	$15,000,000	$14,964,510
U.S. Treasury Bills 1.595%, 4/2/20	1,301,000	1,301,000
U.S. Treasury Bills 0.595%, 4/7/20 # ∆	483,001	482,995
U.S. Treasury Bills 1.569%, 5/7/20 #	793,999	793,949
U.S. Treasury Bills 1.574%, 5/21/20 # §	6,125,000	6,124,447
U.S. Treasury Bills 1.566%, 4/16/20 #	490,000	489,984
U.S. Treasury Bills 1.544%, 7/16/20 # §	268,001	267,937
U.S. Treasury Bills 0.072%, 7/9/20 # ∆	3,277,000	3,276,310
U.S. Treasury Bills 1.541%, 4/23/20 #	241,999	241,995
U.S. Treasury Bills 1.546%, 6/4/20 # §	487,001	486,937
U.S. Treasury Bills 1.348%, 4/21/20 #	2,040,000	2,039,937
U.S. Treasury Bills 0.005%, 6/11/20 §	654,001	653,881
U.S. Treasury Bills 0.502%, 5/5/20 #	1,446,001	1,445,912
U.S. Treasury Bills 0.407%, 4/14/20	810,999	810,975
U.S. Treasury Bills 0.327%, 4/28/20 #	2,132,001	2,131,945
U.S. Treasury Bills 0.310%, 7/23/20 # ∆ §	3,576,000	3,575,087
U.S. Treasury Bills 0.165%, 6/25/20 # §	6,640,000	6,638,958
U.S. Treasury Bills 0.021%, 9/10/20 # ∆ §	6,996,001	6,992,411
U.S. Treasury Bills 0.015%, 9/3/20 # ∆ §	2,531,000	2,529,949
U.S. Treasury Bills 0.015%, 9/3/20 [i]	111,000	110,967
U.S. Treasury Bills 0.011%, 8/6/20 # ∆	2,346,000	2,345,294
U.S. Treasury Bills zero%, 8/20/20 ∆ §	2,841,000	2,840,026
U.S. Treasury Bills zero%, 8/13/20 # ∆ §	6,188,001	6,186,214
Total short-term investments (cost $432,281,173)		$432,327,496

TOTAL INVESTMENTS
Total investments (cost $2,632,234,519)	$2,583,308,171

Key to holding’s currency abbreviations

CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NOK	Norwegian Krone
USD /$	United States Dollar

Key to holding’s abbreviations

ARP	Adjustable Rate Preferred Stock: the rate shown is the current interest rate at the close of the reporting period.
DAC	Designated Activity Company
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank.
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only

Dynamic Asset Allocation Balanced Fund 67

OJSC	Open Joint Stock Company
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2019 through March 31, 2020 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $2,343,063,066.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $4, or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $25,016,139 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $9,009,553 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $4,708,097 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

## Forward commitment, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts and TBA commitments. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $393,723,451 to cover certain derivative contracts and delayed delivery securities.

68 Dynamic Asset Allocation Balanced Fund

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 3/31/20 (aggregate face value $259,245,059) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Australian Dollar	Buy	4/15/20	$1,272,359	$1,418,571	$(146,212)
	Canadian Dollar	Sell	4/15/20	1,801,688	1,929,266	127,578
	Chinese Yuan (Offshore)	Buy	5/20/20	172,095	163,053	9,042
	Euro	Buy	6/17/20	1,366,039	1,380,199	(14,160)
	Hong Kong Dollar	Sell	5/20/20	2,802,672	2,795,783	(6,889)
	Japanese Yen	Sell	5/20/20	2,159,569	2,129,864	(29,705)
	Mexican Peso	Buy	4/15/20	2,268,016	2,816,350	(548,334)
	Mexican Peso	Sell	4/15/20	2,268,016	2,795,601	527,585
	New Taiwan Dollar	Sell	5/20/20	183,152	142,765	(40,387)
	New Zealand Dollar	Buy	4/15/20	1,296,989	1,401,599	(104,610)
	Norwegian Krone	Sell	6/17/20	526,015	468,772	(57,243)
	Swedish Krona	Buy	6/17/20	1,419,223	1,362,408	56,815
Barclays Bank PLC
	Australian Dollar	Sell	4/15/20	195,922	196,136	214
	British Pound	Buy	6/17/20	1,249,974	1,172,429	77,545
	Euro	Sell	6/17/20	2,876,534	2,831,067	(45,467)
	Hong Kong Dollar	Sell	5/20/20	1,220,974	1,217,318	(3,656)
	Japanese Yen	Buy	5/20/20	3,585,520	3,863,569	(278,049)
	New Zealand Dollar	Buy	4/15/20	2,027,847	2,127,979	(100,132)
	Norwegian Krone	Buy	6/17/20	2,711,771	2,485,455	226,316
	Swedish Krona	Sell	6/17/20	1,656,849	1,671,348	14,499
Citibank, N.A.
	Australian Dollar	Buy	4/15/20	473,659	372,964	100,695
	Canadian Dollar	Sell	4/15/20	607,646	620,778	13,132
	Danish Krone	Sell	6/17/20	1,169,515	1,178,906	9,391
	Euro	Sell	6/17/20	807,788	739,887	(67,901)
	Japanese Yen	Buy	5/20/20	2,123,765	2,125,479	(1,714)
	Mexican Peso	Buy	4/15/20	1,134,010	1,407,236	(273,226)
	Mexican Peso	Sell	4/15/20	1,134,010	1,396,427	262,417
	New Zealand Dollar	Sell	4/15/20	1,973,315	2,161,994	188,679
	Norwegian Krone	Sell	6/17/20	753,784	665,383	(88,401)
	Swedish Krona	Buy	6/17/20	1,439,717	1,388,484	51,233
	Swiss Franc	Sell	6/17/20	2,355,738	2,328,890	(26,848)

Dynamic Asset Allocation Balanced Fund 69

FORWARD CURRENCY CONTRACTS at 3/31/20 (aggregate face value $259,245,059) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Credit Suisse International
	Australian Dollar	Sell	4/15/20	$635,503	$679,991	$44,488
	Australian Dollar	Buy	7/15/20	1,791,816	1,866,011	(74,195)
	British Pound	Buy	6/17/20	583,570	540,157	43,413
	Canadian Dollar	Sell	7/15/20	1,161,017	1,157,092	(3,925)
	Euro	Buy	6/17/20	612,339	630,467	(18,128)
	New Zealand Dollar	Buy	4/15/20	1,147,357	1,115,824	31,533
	Norwegian Krone	Sell	6/17/20	2,543,212	2,292,328	(250,884)
	Swedish Krona	Buy	6/17/20	1,070,784	1,028,088	42,696
Goldman Sachs International
	Australian Dollar	Buy	4/15/20	2,531,000	2,334,269	196,731
	British Pound	Buy	6/17/20	1,249,974	1,172,899	77,075
	Canadian Dollar	Buy	4/15/20	3,758,877	3,750,340	8,537
	Chinese Yuan (Offshore)	Buy	5/20/20	172,095	164,190	7,905
	Euro	Sell	6/17/20	1,243,150	1,205,275	(37,875)
	Hong Kong Dollar	Buy	5/20/20	1,077,283	1,074,778	2,505
	Japanese Yen	Sell	5/20/20	3,375,543	3,306,846	(68,697)
	New Taiwan Dollar	Buy	5/20/20	2,784,164	2,822,603	(38,439)
	New Taiwan Dollar	Sell	5/20/20	2,784,164	2,778,906	(5,258)
	New Zealand Dollar	Sell	4/15/20	1,237,685	1,461,196	223,511
	Norwegian Krone	Buy	6/17/20	9,192,018	10,675,378	(1,483,360)
	Russian Ruble	Buy	6/17/20	2,312,540	2,856,116	(543,576)
	Russian Ruble	Sell	6/17/20	2,312,540	2,774,709	462,169
	Swedish Krona	Buy	6/17/20	6,136,845	6,127,286	9,559
	Swiss Franc	Buy	6/17/20	2,400,263	2,456,080	(55,817)
HSBC Bank USA, National Association
	Australian Dollar	Sell	4/15/20	881,313	947,397	66,084
	Australian Dollar	Buy	7/15/20	1,164,432	1,160,323	4,109
	British Pound	Buy	6/17/20	667,399	645,814	21,585
	Canadian Dollar	Buy	4/15/20	696,270	529,625	166,645
	Canadian Dollar	Sell	7/15/20	1,161,017	1,157,337	(3,680)
	Euro	Buy	6/17/20	4,102,208	4,196,944	(94,736)
	Hong Kong Dollar	Sell	5/20/20	4,144,588	4,133,982	(10,606)
	Japanese Yen	Buy	5/20/20	1,436,018	1,475,394	(39,376)
	New Zealand Dollar	Buy	4/15/20	1,225,574	1,178,119	47,455
	New Zealand Dollar	Sell	7/15/20	2,295,801	2,308,782	12,981
	Norwegian Krone	Sell	6/17/20	1,047,845	882,376	(165,469)
	Swedish Krona	Sell	6/17/20	7,359,644	7,664,718	305,074
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	4/15/20	2,269,072	2,696,774	(427,702)
	British Pound	Buy	6/17/20	6,947,617	7,092,917	(145,300)
	Canadian Dollar	Sell	4/15/20	2,188,379	2,348,550	160,171
	Euro	Buy	6/17/20	5,895,535	6,060,649	(165,114)
	Japanese Yen	Sell	5/20/20	934,648	911,154	(23,494)
	New Zealand Dollar	Sell	4/15/20	210,248	295,905	85,657

70 Dynamic Asset Allocation Balanced Fund

FORWARD CURRENCY CONTRACTS at 3/31/20 (aggregate face value $259,245,059) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
JPMorgan Chase Bank N.A. cont.
	Norwegian Krone	Sell	6/17/20	$4,705,251	$4,204,684	$(500,567)
	Singapore Dollar	Buy	5/20/20	1,613,343	1,577,263	36,080
	Swedish Krona	Sell	6/17/20	1,226,828	1,440,359	213,531
	Swiss Franc	Buy	6/17/20	2,839,878	2,919,213	(79,335)
NatWest Markets PLC
	Australian Dollar	Buy	4/15/20	1,384,069	1,435,914	(51,845)
	Canadian Dollar	Buy	4/15/20	941,176	860,596	80,580
	Euro	Sell	6/17/20	158,837	107,251	(51,586)
	Hong Kong Dollar	Buy	5/20/20	901,815	897,379	4,436
	New Zealand Dollar	Buy	4/15/20	1,539,991	1,639,839	(99,848)
	Norwegian Krone	Sell	6/17/20	924,324	817,213	(107,111)
	Swedish Krona	Sell	6/17/20	1,750,722	1,911,456	160,734
State Street Bank and Trust Co.
	Australian Dollar	Sell	4/15/20	6,296,221	6,505,145	208,924
	British Pound	Sell	6/17/20	2,027,197	2,178,578	151,381
	Canadian Dollar	Sell	4/15/20	13,183,645	14,163,044	979,399
	Euro	Buy	6/17/20	4,139,484	4,260,899	(121,415)
	Hong Kong Dollar	Sell	5/20/20	5,605,344	5,590,867	(14,477)
	Japanese Yen	Sell	5/20/20	9,358,091	9,255,813	(102,278)
	New Zealand Dollar	Buy	4/15/20	2,643,556	2,958,462	(314,906)
	Norwegian Krone	Buy	6/17/20	2,009,202	2,190,989	(181,787)
	Swedish Krona	Sell	6/17/20	8,914,012	9,423,950	509,938
Toronto-Dominion Bank
	Australian Dollar	Buy	4/15/20	582,293	553,267	29,026
	British Pound	Buy	6/17/20	888,166	840,071	48,095
	Canadian Dollar	Sell	4/15/20	1,467,092	1,647,151	180,059
	Euro	Sell	6/17/20	1,243,150	1,205,457	(37,693)
	Hong Kong Dollar	Sell	5/20/20	1,401,317	1,397,457	(3,860)
	New Zealand Dollar	Buy	4/15/20	586,953	592,541	(5,588)
	Norwegian Krone	Sell	6/17/20	587,881	551,207	(36,674)
	Swedish Krona	Buy	6/17/20	251,467	127,883	123,584
UBS AG
	Australian Dollar	Sell	4/15/20	7,786,462	8,420,768	634,306
	British Pound	Sell	6/17/20	672,623	699,038	26,415
	Canadian Dollar	Sell	4/15/20	190,680	273,780	83,100
	Euro	Buy	6/17/20	2,604,986	2,687,733	(82,747)
	Hong Kong Dollar	Sell	5/20/20	2,802,672	2,795,763	(6,909)
	Japanese Yen	Sell	5/20/20	349,867	345,638	(4,229)
	Mexican Peso	Buy	4/15/20	1,134,006	1,411,310	(277,304)
	Mexican Peso	Sell	4/15/20	1,134,006	1,395,619	261,613
	New Zealand Dollar	Buy	4/15/20	3,767,108	3,952,603	(185,495)
	Norwegian Krone	Buy	6/17/20	575,777	622,052	(46,275)
	Swedish Krona	Sell	6/17/20	2,287,467	2,343,900	56,433

Dynamic Asset Allocation Balanced Fund 71

FORWARD CURRENCY CONTRACTS at 3/31/20 (aggregate face value $259,245,059) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
WestPac Banking Corp.
	Australian Dollar	Buy	4/15/20	$576,449	$539,445	$37,004
	Canadian Dollar	Sell	4/15/20	580,071	576,301	(3,770)
	Euro	Buy	6/17/20	1,073,474	1,070,891	2,583
	Japanese Yen	Sell	5/20/20	750,588	726,152	(24,436)
	New Zealand Dollar	Buy	4/15/20	1,307,190	1,416,569	(109,379)
Unrealized appreciation						7,512,245
Unrealized (depreciation)						(7,938,079)
Total						$(425,834)

* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 3/31/20 (Unaudited)
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
Russell 2000 Index E-Mini (Long)	1,361	$78,468,666	$78,094,180	Jun-20	$(3,168,520)
S&P 500 Index E-Mini (Long)	98	12,664,491	12,591,530	Jun-20	586,255
S&P 500 Index E-Mini (Short)	834	107,777,403	107,156,490	Jun-20	(954,606)
S&P Mid Cap 400 Index E-Mini (Long)	5	721,700	718,900	Jun-20	114,066
U.S. Treasury Bond 30 yr (Long)	145	25,964,063	25,964,063	Jun-20	1,812,174
U.S. Treasury Bond Ultra 30 yr (Long)	320	71,000,000	71,000,000	Jun-20	6,098,718
U.S. Treasury Note 2 yr (Long)	612	134,874,281	134,874,281	Jun-20	1,945,342
U.S. Treasury Note 2 yr (Short)	296	65,233,312	65,233,312	Jun-20	15,522
U.S. Treasury Note 5 yr (Long)	1,028	128,869,438	128,869,438	Jun-20	3,865,031
U.S. Treasury Note 10 yr (Long)	321	44,518,688	44,518,688	Jun-20	1,816,450
U.S. Treasury Note Ultra 10 yr (Short)	11	1,716,344	1,716,344	Jun-20	(90,431)
Unrealized appreciation					16,253,558
Unrealized (depreciation)					(4,213,557)
Total					$12,040,001

WRITTEN OPTIONS OUTSTANDING at 3/31/20 (premiums $579,504) (Unaudited)
	Expiration	Notional	Contract
Counterparty	date/strike price	amount	amount	Value
Bank of America N.A.
USD/JPY (Put)	Apr-20/JPY 103.00	$9,161,350	$9,161,350	$26,485
USD/JPY (Put)	Jun-20/JPY 105.00	9,161,350	9,161,350	134,012
Citibank, N.A.
USD/JPY (Put)	Jun-20/JPY 105.00	9,161,350	9,161,350	134,012
Goldman Sachs International
USD/CHF (Put)	Jun-20/CHF 0.91	21,194,500	21,194,500	65,978
USD/JPY (Put)	Jun-20/JPY 105.00	9,161,350	9,161,350	134,014
Total				$494,501

72 Dynamic Asset Allocation Balanced Fund

TBA SALE COMMITMENTS OUTSTANDING at 3/31/20 (proceeds receivable $9,305,742) (Unaudited)
	Principal	Settlement
Agency	amount	date	Value
Uniform Mortgage-Backed Securities, 3.50%, 4/1/50	$5,000,000	4/15/20	$5,285,938
Uniform Mortgage-Backed Securities, 3.00%, 4/1/50	4,000,000	4/15/20	4,192,500
Total			$9,478,438

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/20 (Unaudited)
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$34,104,000	$800,660	$28,717	3/18/22	3 month USD-	1.60% —	$837,286
				LIBOR-BBA —	Semiannually
				Quarterly
105,844,100	2,484,902	(90,243)	3/18/22	1.60% —	3 month USD-	(2,599,691)
				Semiannually	LIBOR-BBA —
					Quarterly
11,539,400	3,485,291	41,516	3/18/50	3 month USD-	2.00% —	3,531,150
				LIBOR-BBA —	Semiannually
				Quarterly
2,812,000	849,320	(10,155)	3/18/50	2.00% —	3 month USD-	(860,533)
				Semiannually	LIBOR-BBA —
					Quarterly
33,239,200	3,381,025	249,661	3/18/30	3 month USD-	1.75% —	3,640,195
				LIBOR-BBA —	Semiannually
				Quarterly
37,480,500	3,812,441	(281,706)	3/18/30	1.75% —	3 month USD-	(4,104,870)
				Semiannually	LIBOR-BBA —
					Quarterly
14,838,200	826,458	42,518	3/18/25	3 month USD-	1.625% —	872,551
				LIBOR-BBA —	Semiannually
				Quarterly
39,365,300	2,192,568	(113,087)	3/18/25	1.625% —	3 month USD-	(2,315,140)
				Semiannually	LIBOR-BBA —
					Quarterly
54,445,000	61,414 E	(76,886)	6/17/22	3 month USD-	0.40% —	(15,472)
				LIBOR-BBA —	Semiannually
				Quarterly
8,327,000	195,376	(110)	3/23/30	3 month USD-	0.9575% —	194,550
				LIBOR-BBA —	Semiannually
				Quarterly
14,983,000	179,137	(121)	3/23/25	0.7525% —	3 month USD-	(177,287)
				Semiannually	LIBOR-BBA —
					Quarterly
14,150,000	161,805	(114)	3/23/25	0.742% —	3 month USD-	(160,025)
				Semiannually	LIBOR-BBA —
					Quarterly
8,705,000	41,497	(69)	3/26/25	0.609% —	3 month USD-	(40,513)
				Semiannually	LIBOR-BBA —
					Quarterly
Total		$(210,079)				$(1,197,799)

E Extended effective date.

Dynamic Asset Allocation Balanced Fund 73

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/20 (Unaudited)
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC
$95,726	$95,493	$—	1/12/40	4.50% (1 month	Synthetic MBX	$(68)
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
627,120	621,041	—	1/12/41	5.00% (1 month	Synthetic MBX	(4,874)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
186,415	184,605	—	1/12/40	5.00% (1 month	Synthetic MBX	(1,451)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
23,022	23,065	—	1/12/39	(6.00%) 1 month	Synthetic MBX	(97)
				USD-LIBOR —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
231,608	234,393	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(3,346)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
9,774	8,083	—	1/12/43	3.50% (1 month	Synthetic TRS	(1,586)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
116,010	99,040	—	1/12/41	4.00% (1 month	Synthetic TRS	(15,580)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
14,598	12,463	—	1/12/41	4.00% (1 month	Synthetic TRS	(1,960)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
5,414	4,660	—	1/12/42	4.00% (1 month	Synthetic TRS	(690)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
16,104	13,920	—	1/12/41	(5.00%) 1 month	Synthetic TRS	1,971
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
602	557	—	1/12/38	6.50% (1 month	Synthetic TRS	(38)
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

74 Dynamic Asset Allocation Balanced Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/20 (Unaudited) cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Citibank, N.A.
$85,060,168	$67,981,837	$—	11/25/20	(3 month USD-	A basket	$(16,968,776)
				LIBOR-BBA	(CGPUTQL2) of
				plus 0.34%) —	common stocks —
				Quarterly	Quarterly *
6,889,698	7,421,667	—	11/25/20	3 month USD-	Russell 1000 Total	(531,187)
				LIBOR-BBA minus	Return Index —
				0.75% — Quarterly	Quarterly
73,731,504	60,687,421	—	11/25/20	3 month USD-	Russell 1000 Total	13,168,570
				LIBOR-BBA plus	Return Index —
				0.09% — Quarterly	Quarterly
163,585	161,999	—	1/12/41	5.00% (1 month	Synthetic MBX	(1,271)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
94,439	93,524	—	1/12/41	5.00% (1 month	Synthetic MBX	(734)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
Credit Suisse International
22,583	17,462	—	1/12/45	3.50% (1 month	Synthetic TRS	(4,858)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Goldman Sachs International
121,386,170	129,785,804	—	12/15/25	(1 month USD-	A basket	8,887,040
				LIBOR-BBA plus	(GSGLPWDL) of
				0.50%) — Monthly	common stocks —
Monthly *
110,751,028	120,364,804	—	12/15/25	1 month USD-	A basket	(10,043,954)
				LIBOR-BBA minus	(GSGLPWDS) of
				015% — Monthly	common stocks —
Monthly *
12,971	13,127	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(187)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
15,560	15,747	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(225)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
287,100	290,553	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(4,147)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
58,884	51,597	—	1/12/40	4.00% (1 month	Synthetic TRS	(6,584)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

Dynamic Asset Allocation Balanced Fund 75

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/20 (Unaudited) cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$13,448	$11,576	$—	1/12/42	4.00% (1 month	Synthetic TRS	$(1,714)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
13,448	11,576	—	1/12/42	4.00% (1 month	Synthetic TRS	(1,714)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
10,697	9,551	—	1/12/39	6.00% (1 month	Synthetic TRS	(1,017)
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
1,890	1,749	—	1/12/38	6.50% (1 month	Synthetic TRS	(119)
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
JPMorgan Securities LLC
32,311	27,812	—	1/12/42	(4.00%) 1 month	Synthetic TRS	4,119
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
130,608	111,503	—	1/12/41	(4.00%) 1 month	Synthetic TRS	17,540
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
Upfront premium received		—		Unrealized appreciation		22,079,240
Upfront premium (paid)		—		Unrealized (depreciation)		(27,596,177)
Total		$—		Total		$(5,516,937)

* The 50 largest components, and any individual component greater than 1% of basket value, are shown below.

A BASKET (CGPUTQL2) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Microsoft Corp.	Technology	13,776	$2,172,683	3.20%
Apple, Inc.	Technology	8,429	2,143,428	3.15%
Alphabet, Inc. Class A	Technology	1,603	1,862,597	2.74%
Verizon Communications, Inc.	Communication services	32,862	1,765,665	2.60%
JPMorgan Chase & Co.	Financials	16,674	1,501,167	2.21%
Medtronic PLC	Health care	15,530	1,400,528	2.06%
Mondelez International, Inc. Class A	Consumer staples	27,324	1,368,368	2.01%
Fidelity National Information	Technology	11,207	1,363,161	2.01%
Services, Inc.
Lockheed Martin Corp.	Capital goods	3,997	1,354,626	1.99%
Honeywell International, Inc.	Capital goods	9,438	1,262,718	1.86%
Texas Instruments, Inc.	Technology	12,237	1,222,844	1.80%
Automatic Data Processing, Inc.	Consumer cyclicals	8,879	1,213,625	1.79%

76 Dynamic Asset Allocation Balanced Fund

A BASKET (CGPUTQL2) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
TJX Cos., Inc. (The)	Consumer cyclicals	24,913	$1,191,077	1.75%
Starbucks Corp.	Consumer staples	18,011	1,184,051	1.74%
Johnson & Johnson	Health care	8,850	1,160,441	1.71%
Intuit, Inc.	Technology	5,028	1,156,421	1.70%
Amazon.com, Inc.	Consumer cyclicals	556	1,083,451	1.59%
Leidos Holdings, Inc.	Technology	11,474	1,051,555	1.55%
Allstate Corp. (The)	Financials	11,062	1,014,747	1.49%
Intercontinental Exchange, Inc.	Financials	12,041	972,326	1.43%
Exelon Corp.	Utilities and power	26,026	958,029	1.41%
Waste Management, Inc.	Capital goods	10,036	928,970	1.37%
Kinder Morgan, Inc.	Utilities and power	66,198	921,476	1.36%
Walt Disney Co. (The)	Consumer cyclicals	9,534	921,028	1.35%
U.S. Bancorp	Financials	25,351	873,356	1.28%
Baxter International, Inc.	Health care	10,513	853,583	1.26%
Cisco Systems, Inc.	Technology	20,872	820,495	1.21%
DTE Energy Co.	Utilities and power	8,639	820,431	1.21%
Hershey Co. (The)	Consumer staples	6,183	819,246	1.21%
Take-Two Interactive Software, Inc.	Technology	6,449	764,861	1.13%
Cognizant Technology Solutions	Technology	16,140	750,041	1.10%
Corp. Class A
Sysco Corp.	Consumer staples	16,117	735,402	1.08%
Merck & Co., Inc.	Health care	9,543	734,249	1.08%
Pfizer, Inc.	Health care	21,791	711,259	1.05%
Omnicom Group, Inc.	Consumer cyclicals	12,913	708,928	1.04%
Procter & Gamble Co. (The)	Consumer staples	6,351	698,592	1.03%
eBay, Inc.	Technology	22,946	689,762	1.01%
Ross Stores, Inc.	Consumer cyclicals	7,802	678,525	1.00%
Charter Communications, Inc. Class A	Communication services	1,552	677,182	1.00%
Garmin, Ltd.	Technology	8,646	648,080	0.95%
Bristol-Myers Squibb Co.	Health care	11,598	646,499	0.95%
Annaly Capital Management, Inc.	Financials	125,330	635,421	0.93%
QIAGEN NV (Netherlands)	Health care	15,233	633,696	0.93%
Eli Lilly & Co.	Health care	4,229	586,692	0.86%
PepsiCo, Inc.	Consumer staples	4,853	582,895	0.86%
Amgen, Inc.	Health care	2,851	577,961	0.85%
Synopsys, Inc.	Technology	4,427	570,165	0.84%
Exxon Mobil Corp.	Energy	14,937	567,167	0.83%
VICI Properties, Inc.	Financials	33,582	558,798	0.82%
American Electric Power Co., Inc.	Utilities and power	6,867	549,200	0.81%

A BASKET (GSGLPWDL) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Citrix Systems, Inc.	Technology	6,974	$987,187	0.76%
NortonLifeLock, Inc.	Technology	39,349	736,221	0.57%
Givaudan SA (Switzerland)	Basic materials	232	722,141	0.56%

Dynamic Asset Allocation Balanced Fund 77

A BASKET (GSGLPWDL) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Swisscom AG (Switzerland)	Communication services	1,331	$719,253	0.55%
Koninklijke Ahold Delhaize NV	Consumer staples	30,432	714,400	0.55%
(Netherlands)
Expeditors International of	Transportation	10,492	700,053	0.54%
Washington, Inc.
Merck & Co., Inc.	Health care	9,048	696,125	0.54%
Roche Holding AG (Switzerland)	Health care	2,133	696,037	0.54%
Air Liquide SA (France)	Basic materials	5,317	684,079	0.53%
Red Electrica Corporacion SA (Spain)	Utilities and power	37,746	681,270	0.52%
KDDI Corp. (Japan)	Communication services	22,916	679,868	0.52%
ITOCHU Corp. (Japan)	Consumer staples	32,376	675,223	0.52%
Nomura Holdings, Inc. (Japan)	Financials	156,744	667,354	0.51%
Procter & Gamble Co. (The)	Consumer staples	6,048	665,255	0.51%
WEC Energy Group, Inc.	Utilities and power	7,531	663,718	0.51%
Xcel Energy, Inc.	Utilities and power	10,966	661,265	0.51%
Roper Technologies, Inc.	Technology	2,076	647,349	0.50%
Fortescue Metals Group, Ltd.	Basic materials	105,182	646,976	0.50%
(Australia)
Hershey Co. (The)	Consumer staples	4,818	638,349	0.49%
Sandvik AB (Sweden)	Capital goods	44,682	637,988	0.49%
Cummins, Inc.	Capital goods	4,714	637,951	0.49%
Qorvo, Inc.	Technology	7,882	635,533	0.49%
McKesson Corp.	Health care	4,695	635,040	0.49%
Leidos Holdings, Inc.	Technology	6,905	632,840	0.49%
Medtronic PLC	Health care	6,964	628,004	0.48%
Carlsberg A/S Class B (Denmark)	Consumer staples	5,510	626,664	0.48%
Mitsui & Co., Ltd. (Japan)	Conglomerates	44,667	624,563	0.48%
eBay, Inc.	Technology	20,688	621,896	0.48%
Huntington Ingalls Industries, Inc.	Capital goods	3,408	621,031	0.48%
Fujitsu, Ltd. (Japan)	Technology	6,815	618,263	0.48%
Automatic Data Processing, Inc.	Consumer cyclicals	4,515	617,103	0.48%
Mizuho Financial Group, Inc. (Japan)	Financials	529,900	609,120	0.47%
Endesa SA (Spain)	Utilities and power	28,359	608,968	0.47%
Steel Dynamics, Inc.	Basic materials	26,902	606,380	0.47%
Hormel Foods Corp.	Consumer staples	12,904	601,857	0.46%
Comcast Corp. Class A	Communication services	17,505	601,808	0.46%
Atmos Energy Corp.	Utilities and power	6,039	599,298	0.46%
AMETEK, Inc.	Conglomerates	8,238	593,308	0.46%
Eni SpA (Italy)	Utilities and power	58,229	592,117	0.46%
CMS Energy Corp.	Utilities and power	10,072	591,754	0.46%
Royal Bank of Canada (Canada)	Financials	9,464	586,196	0.45%
Evergy, Inc.	Utilities and power	10,639	585,698	0.45%
Toronto-Dominion Bank (Canada)	Financials	13,692	582,095	0.45%
Mitsubishi Heavy Industries, Ltd.	Capital goods	22,872	581,231	0.45%
(Japan)
Legrand SA (France)	Capital goods	8,985	579,491	0.45%

78 Dynamic Asset Allocation Balanced Fund

A BASKET (GSGLPWDL) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Sumitomo Mitsui Trust Holdings, Inc.	Financials	19,847	$576,632	0.44%
(Japan)
Rio Tinto PLC (United Kingdom)	Basic materials	12,401	572,767	0.44%
Dover Corp.	Capital goods	6,822	572,624	0.44%
State Street Corp.	Financials	10,735	571,858	0.44%
Partners Group Holding AG	Financials	820	570,394	0.44%
(Switzerland)

A BASKET (GSGLPWDS) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Aeon Co., Ltd. (Japan)	Consumer cyclicals	35,182	$784,951	0.65%
United Parcel Service, Inc. Class B	Transportation	7,705	719,758	0.60%
Equinix, Inc.	Communication services	1,123	701,679	0.58%
SBA Communications Corp.	Communication services	2,491	672,435	0.56%
Progressive Corp. (The)	Financials	9,012	665,448	0.55%
Tyler Technologies, Inc.	Technology	2,241	664,618	0.55%
AIA Group, Ltd. (Hong Kong)	Financials	72,382	654,944	0.54%
Delivery Hero Holding GmbH	Consumer staples	8,662	649,222	0.54%
(Germany)
Cognex Corp.	Technology	15,294	645,732	0.54%
American Tower Corp.	Communication services	2,943	640,784	0.53%
Sprint Corp.	Communication services	74,072	638,496	0.53%
Canon, Inc. (Japan)	Capital goods	29,070	637,759	0.53%
Crown Castle International Corp.	Communication services	4,415	637,521	0.53%
Fortis, Inc. (Canada)	Utilities and power	16,529	637,407	0.53%
IPG Photonics Corp.	Technology	5,731	632,029	0.53%
Prologis, Inc.	Financials	7,822	628,633	0.52%
NiSource, Inc.	Utilities and power	25,117	627,173	0.52%
ANA Holdings, Inc. (Japan)	Transportation	25,470	625,106	0.52%
Zurich Insurance Group AG	Financials	1,732	617,897	0.51%
(Switzerland)
Abbott Laboratories	Health care	7,715	608,782	0.51%
Alexandria Real Estate Equities, Inc.	Financials	4,407	604,015	0.50%
Autodesk, Inc.	Technology	3,857	602,087	0.50%
Fidelity National Information	Technology	4,946	601,656	0.50%
Services, Inc.
FedEx Corp.	Transportation	4,955	600,828	0.50%
CME Group, Inc.	Financials	3,462	598,559	0.50%
Alliant Energy Corp.	Utilities and power	12,386	598,102	0.50%
FirstEnergy Corp.	Utilities and power	14,692	588,703	0.49%
Becton Dickinson and Co.	Health care	2,519	578,733	0.48%
BioMarin Pharmaceutical, Inc.	Health care	6,803	574,814	0.48%
Lonza Group AG (Switzerland)	Health care	1,374	574,284	0.48%
Twilio, Inc. Class A	Technology	6,399	572,669	0.48%
AstraZeneca PLC (United Kingdom)	Health care	6,383	572,148	0.48%

Dynamic Asset Allocation Balanced Fund 79

A BASKET (GSGLPWDS) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Svenska Handelsbanken AB (Sweden)	Financials	67,554	$567,744	0.47%
Walmart, Inc.	Consumer cyclicals	4,977	565,519	0.47%
IBM Corp.	Technology	5,086	564,168	0.47%
ABB, Ltd. (Switzerland)	Capital goods	31,741	560,792	0.47%
MS&AD Insurance Group Holdings	Financials	19,863	558,792	0.46%
(Japan)
Xylem, Inc.	Capital goods	8,533	555,770	0.46%
Equifax, Inc.	Consumer cyclicals	4,633	553,357	0.46%
Elanco Animal Health, Inc.	Health care	24,686	552,727	0.46%
Waste Connections, Inc.	Capital goods	7,110	551,023	0.46%
Arthur J. Gallagher & Co.	Financials	6,740	549,407	0.46%
Monotaro Co., Ltd. (Japan)	Consumer staples	20,406	544,274	0.45%
Southern Co. (The)	Utilities and power	10,045	543,855	0.45%
Agnico-Eagle Mines, Ltd. (Canada)	Basic materials	13,622	543,812	0.45%
Nidec Corp. (Japan)	Technology	10,419	543,335	0.45%
Roku, Inc.	Technology	6,205	542,790	0.45%
Intuitive Surgical, Inc.	Health care	1,092	540,828	0.45%
Nippon Steel Corp. (Japan)	Basic materials	62,326	536,402	0.45%
Entergy Corp.	Utilities and power	5,705	536,121	0.45%

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/20 (Unaudited)
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Bank of America N.A.
CMBX NA BBB–.6	BBB–/P	$1,504	$22,000	$4,869	5/11/63	300 bp —	$(3,352)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	2,953	49,000	10,844	5/11/63	300 bp —	(7,862)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	6,050	98,000	21,687	5/11/63	300 bp —	(15,580)
Index						Monthly
Barclays Bank PLC
CMBX NA BBB–.6	BBB–/P	8,647	78,000	17,261	5/11/63	300 bp —	(8,569)
Index						Monthly
Citigroup Global Markets, Inc.
CMBX NA BB.6	BB–/P	48,200	336,000	131,242	5/11/63	500 bp —	(82,715)
Index						Monthly
CMBX NA BB.7	BB/P	31,284	613,000	205,723	1/17/47	500 bp —	(173,843)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	9,679	152,000	33,638	5/11/63	300 bp —	(23,870)
Index						Monthly
Credit Suisse International
CMBX NA A.6	A/P	(2,876)	2,604,000	274,462	5/11/63	200 bp —	(276,325)
Index						Monthly
CMBX NA BB.7	BB/P	15,516	116,000	38,930	1/17/47	500 bp —	(23,301)
Index						Monthly

80 Dynamic Asset Allocation Balanced Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/20 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Credit Suisse International cont.
CMBX NA BBB–.6	BBB–/P	$145,924	$1,553,000	$343,679	5/11/63	300 bp —	$(196,849)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	81,257	1,028,000	185,862	1/17/47	300 bp —	(104,005)
Index						Monthly
Goldman Sachs International
CMBX NA A.6	A/P	(45)	75,000	7,905	5/11/63	200 bp —	(7,921)
Index						Monthly
CMBX NA A.6	A/P	7,598	146,000	15,388	5/11/63	200 bp —	(7,734)
Index						Monthly
CMBX NA A.6	A/P	7,391	146,000	15,388	5/11/63	200 bp —	(7,941)
Index						Monthly
CMBX NA A.6	A/P	7,391	146,000	15,388	5/11/63	200 bp —	(7,941)
Index						Monthly
CMBX NA A.6	A/P	13,726	209,000	22,029	5/11/63	200 bp —	(8,222)
Index						Monthly
CMBX NA A.6	A/P	1,731	230,000	24,242	5/11/63	200 bp —	(22,421)
Index						Monthly
CMBX NA A.6	A/P	8,320	269,000	28,353	5/11/63	200 bp —	(19,928)
Index						Monthly
CMBX NA A.6	A/P	13,960	271,000	28,563	5/11/63	200 bp —	(14,498)
Index						Monthly
CMBX NA A.6	A/P	17,044	345,000	36,363	5/11/63	200 bp —	(19,185)
Index						Monthly
CMBX NA A.6	A/P	16,596	529,000	55,757	5/11/63	200 bp —	(38,955)
Index						Monthly
CMBX NA A.6	A/P	33,587	660,000	69,564	5/11/63	200 bp —	(35,721)
Index						Monthly
CMBX NA A.6	A/P	42,184	700,000	73,780	5/11/63	200 bp —	(31,324)
Index						Monthly
CMBX NA A.6	A/P	16,226	701,000	73,885	5/11/63	200 bp —	(57,387)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,773	34,000	7,524	5/11/63	300 bp —	(5,731)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	3,798	48,000	10,622	5/11/63	300 bp —	(6,796)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	5,846	54,000	11,950	5/11/63	300 bp —	(6,072)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	6,540	96,000	21,245	5/11/63	300 bp —	(14,649)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	10,387	96,000	21,245	5/11/63	300 bp —	(10,801)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	10,428	96,000	21,245	5/11/63	300 bp —	(10,761)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	11,796	107,000	23,679	5/11/63	300 bp —	(11,821)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	10,042	119,000	26,335	5/11/63	300 bp —	(16,223)
Index						Monthly

Dynamic Asset Allocation Balanced Fund 81

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/20 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA BBB–.6	BBB–/P	$15,097	$124,000	$27,441	5/11/63	300 bp —	$(12,271)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	14,593	169,000	37,400	5/11/63	300 bp —	(22,708)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	14,937	177,000	39,170	5/11/63	300 bp —	(24,130)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	36,766	392,000	86,750	5/11/63	300 bp —	(49,755)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	105,165	1,399,000	309,599	5/11/63	300 bp —	(203,618)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	2,440	35,000	6,328	1/17/47	300 bp —	(3,868)
Index						Monthly
JPMorgan Securities LLC
CMBX NA A.6	A/P	40	4,000	422	5/11/63	200 bp —	(380)
Index						Monthly
CMBX NA A.6	A/P	121	12,000	1,265	5/11/63	200 bp —	(1,139)
Index						Monthly
CMBX NA A.6	A/P	(583)	79,000	8,327	5/11/63	200 bp —	(8,879)
Index						Monthly
CMBX NA A.6	A/P	420	144,000	15,178	5/11/63	200 bp —	(14,701)
Index						Monthly
CMBX NA A.6	A/P	105,339	4,579,000	482,627	5/11/63	200 bp —	(375,506)
Index						Monthly
CMBX NA A.7	A/P	9,165	209,000	15,884	1/17/47	200 bp —	(6,637)
Index						Monthly
CMBX NA BB.10	BB–/P	12,196	152,000	70,102	5/11/63	500 bp —	(57,758)
Index						Monthly
CMBX NA BB.7	BB/P	6,909	133,000	44,635	1/17/47	500 bp —	(37,597)
Index						Monthly
CMBX NA BB.7	BB/P	47,267	152,000	51,011	1/17/47	500 bp —	(3,596)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	113,745	1,833,000	405,643	5/11/63	300 bp —	(290,829)
Index						Monthly
Morgan Stanley & Co. International PLC
CMBX NA A.6	A/P	(12,363)	1,611,000	169,799	5/11/63	200 bp —	(181,536)
Index						Monthly
CMBX NA BB.6	BB–/P	24,066	98,000	38,279	5/11/63	500 bp —	(14,117)
Index						Monthly
CMBX NA BB.6	BB–/P	48,543	197,000	76,948	5/11/63	500 bp —	(28,214)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	15,171	229,000	50,678	5/11/63	300 bp —	(35,373)
Index						Monthly
Upfront premium received		1,169,358	Unrealized appreciation				—
Upfront premium (paid)		(15,867)	Unrealized (depreciation)				(2,650,915)
Total		$1,153,491	Total				$(2,650,915)

82 Dynamic Asset Allocation Balanced Fund

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at March 31, 2020. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/20 (Unaudited)
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.7 Index	$(1,550)	$209,000	$15,884	1/17/47	(200 bp) —	$14,253
					Monthly
CMBX NA BB.10 Index	(7,410)	71,000	32,745	11/17/59	(500 bp) —	25,266
					Monthly
CMBX NA BB.10 Index	(6,360)	58,000	26,750	11/17/59	(500 bp) —	20,334
					Monthly
CMBX NA BB.11 Index	(27,467)	212,000	101,802	11/18/54	(500 bp) —	74,130
					Monthly
CMBX NA BB.11 Index	(6,881)	73,000	35,055	11/18/54	(500 bp) —	28,103
					Monthly
CMBX NA BB.11 Index	(3,025)	44,000	21,129	11/18/54	(500 bp) —	18,061
					Monthly
CMBX NA BB.11 Index	(1,071)	21,000	10,084	11/18/54	(500 bp) —	8,993
					Monthly
CMBX NA BB.11 Index	(1,089)	21,000	10,084	11/18/54	(500 bp) —	8,974
					Monthly
CMBX NA BB.12 Index	(2,060)	24,000	11,798	8/17/61	(500 bp) —	9,715
					Monthly
CMBX NA BB.12 Index	(2,060)	24,000	11,798	8/17/61	(500 bp) —	9,715
					Monthly
CMBX NA BB.8 Index	(8,940)	72,000	34,258	10/17/57	(500 bp) —	25,248
					Monthly
CMBX NA BB.9 Index	(108,897)	1,055,000	420,312	9/17/58	(500 bp) —	310,389
					Monthly
CMBX NA BB.9 Index	(6,249)	155,000	61,752	9/17/58	(500 bp) —	55,353
					Monthly
CMBX NA BB.9 Index	(9,807)	152,000	60,557	9/17/58	(500 bp) —	50,602
					Monthly
CMBX NA BB.9 Index	(9,291)	144,000	57,370	9/17/58	(500 bp) —	47,939
					Monthly
CMBX NA BB.9 Index	(979)	27,000	10,757	9/17/58	(500 bp) —	9,752
					Monthly
CMBX NA BB.9 Index	(824)	21,000	8,366	9/17/58	(500 bp) —	7,522
					Monthly
Credit Suisse International
CMBX NA BB.10 Index	(19,613)	147,000	67,796	11/17/59	(500 bp) —	48,040
					Monthly
CMBX NA BB.10 Index	(17,362)	146,000	67,335	11/17/59	(500 bp) —	49,831
					Monthly

Dynamic Asset Allocation Balanced Fund 83

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/20 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Credit Suisse International cont.
CMBX NA BB.10 Index	$(9,571)	$77,000	$35,512	11/17/59	(500 bp) —	$25,867
					Monthly
CMBX NA BB.7 Index	(9,143)	518,000	202,331	5/11/63	(500 bp) —	192,684
					Monthly
CMBX NA BB.7 Index	(28,039)	152,000	51,011	1/17/47	(500 bp) —	22,825
					Monthly
CMBX NA BB.8 Index	(9,988)	57,000	27,121	10/17/57	(500 bp) —	17,078
					Monthly
CMBX NA BB.9 Index	(67,165)	670,000	266,928	9/17/58	(500 bp) —	199,111
					Monthly
Goldman Sachs International
CMBX NA BB.6 Index	(9,821)	96,000	37,498	5/11/63	(500 bp) —	27,584
					Monthly
CMBX NA BB.7 Index	(6,356)	42,000	14,095	1/17/47	(500 bp) —	7,699
					Monthly
CMBX NA BB.12 Index	(12,449)	34,000	16,714	8/17/61	(500 bp) —	4,232
					Monthly
CMBX NA BB.6 Index	(146)	1,000	391	5/11/63	(500 bp) —	244
					Monthly
CMBX NA BB.7 Index	(117,160)	577,000	193,641	1/17/47	(500 bp) —	75,921
					Monthly
CMBX NA BB.7 Index	(18,678)	114,000	38,258	1/17/47	(500 bp) —	19,469
					Monthly
CMBX NA BB.8 Index	(4,758)	42,000	19,984	10/17/57	(500 bp) —	15,184
					Monthly
CMBX NA BB.9 Index	(3,341)	31,000	12,350	9/17/58	(500 bp) —	8,979
					Monthly
CMBX NA BB.9 Index	(2,975)	25,000	9,960	9/17/58	(500 bp) —	6,961
					Monthly
CMBX NA BB.9 Index	(3,009)	25,000	9,960	9/17/58	(500 bp) —	6,927
					Monthly
CMBX NA BB.9 Index	(738)	19,000	7,570	9/17/58	(500 bp) —	6,813
					Monthly
CMBX NA BB.9 Index	(1,912)	12,000	4,781	9/17/58	(500 bp) —	2,857
					Monthly
CMBX NA BB.9 Index	(1,923)	12,000	4,781	9/17/58	(500 bp) —	2,846
					Monthly
CMBX NA BB.9 Index	(1,278)	8,000	3,187	9/17/58	(500 bp) —	1,902
					Monthly
CMBX NA BBB–.6 Index	(10,906)	218,000	48,243	5/11/63	(300 bp) —	37,210
					Monthly
JPMorgan Securities LLC
CMBX NA BB.11 Index	(8,385)	123,000	59,065	11/18/54	(500 bp) —	50,560
					Monthly
CMBX NA BB.11 Index	(5,590)	82,000	39,376	11/18/54	(500 bp) —	33,707
					Monthly

84 Dynamic Asset Allocation Balanced Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/20 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC cont.
CMBX NA BB.11 Index	$(8,431)	$78,000	$37,456	11/18/54	(500 bp) —	$28,949
					Monthly
CMBX NA BB.11 Index	(5,377)	54,000	25,931	11/18/54	(500 bp) —	20,501
					Monthly
CMBX NA BB.11 Index	(3,611)	49,000	23,530	11/18/54	(500 bp) —	19,871
					Monthly
CMBX NA BB.11 Index	(4,005)	39,000	18,728	11/18/54	(500 bp) —	14,685
					Monthly
CMBX NA BB.11 Index	(1,356)	24,000	11,525	11/18/54	(500 bp) —	10,145
					Monthly
CMBX NA BB.11 Index	(1,012)	20,000	9,604	11/18/54	(500 bp) —	8,572
					Monthly
CMBX NA BB.12 Index	(13,861)	152,000	74,723	8/17/61	(500 bp) —	60,715
					Monthly
CMBX NA BB.12 Index	(1,204)	13,000	6,391	8/17/61	(500 bp) —	5,174
					Monthly
CMBX NA BB.6 Index	(2,282)	16,000	6,250	5/11/63	(500 bp) —	3,952
					Monthly
CMBX NA BB.7 Index	(86,433)	683,000	229,215	1/17/47	(500 bp) —	142,118
					Monthly
CMBX NA BB.9 Index	(4,670)	81,000	32,270	9/17/58	(500 bp) —	27,521
					Monthly
CMBX NA BB.9 Index	(3,092)	73,000	29,083	9/17/58	(500 bp) —	25,920
					Monthly
CMBX NA BB.9 Index	(8,209)	58,000	23,107	9/17/58	(500 bp) —	14,842
					Monthly
CMBX NA BB.9 Index	(1,082)	24,000	9,562	9/17/58	(500 bp) —	8,456
					Monthly
CMBX NA BB.9 Index	(991)	7,000	2,789	9/17/58	(500 bp) —	1,791
					Monthly
CMBX NA BB.9 Index	(560)	4,000	1,594	9/17/58	(500 bp) —	1,030
					Monthly
CMBX NA BBB–.7 Index	(16,657)	439,000	79,371	1/17/47	(300 bp) —	62,458
					Monthly
CMBX NA BBB–.7 Index	(2,033)	56,000	10,125	1/17/47	(300 bp) —	8,059
					Monthly
Merrill Lynch International
CMBX NA BB.10 Index	(8,080)	142,000	65,490	11/17/59	(500 bp) —	57,273
					Monthly
CMBX NA BB.11 Index	(7,826)	146,000	70,109	11/18/54	(500 bp) —	62,141
					Monthly
CMBX NA BB.9 Index	(23,218)	596,000	237,446	9/17/58	(500 bp) —	213,649
					Monthly
CMBX NA BBB–.7 Index	(5,409)	66,000	11,933	1/17/47	(300 bp) —	6,486
					Monthly

Dynamic Asset Allocation Balanced Fund 85

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/20 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC
CMBX NA BBB–.7 Index	$(6,827)	$67,000	$12,114	1/17/47	(300 bp) —	$5,248
					Monthly
CMBX NA BB.10 Index	(7,446)	71,000	32,745	11/17/59	(500 bp) —	25,230
					Monthly
CMBX NA BB.11 Index	(6,383)	65,000	31,213	11/18/54	(500 bp) —	24,766
					Monthly
CMBX NA BB.11 Index	(5,241)	55,000	26,411	11/18/54	(500 bp) —	21,116
					Monthly
CMBX NA BB.12 Index	(1,411)	20,000	9,832	8/17/61	(500 bp) —	8,402
					Monthly
CMBX NA BB.12 Index	(1,389)	17,000	8,357	9/17/58	(500 bp) —	6,952
					Monthly
CMBX NA BB.7 Index	(13,474)	67,000	22,485	1/17/47	(500 bp) —	8,946
					Monthly
CMBX NA BB.7 Index	(6,171)	32,000	10,739	1/17/47	(500 bp) —	4,538
					Monthly
CMBX NA BB.9 Index	(10,067)	134,000	53,386	9/17/58	(500 bp) —	43,188
					Monthly
CMBX NA BB.9 Index	(4,859)	79,000	31,474	9/17/58	(500 bp) —	26,538
					Monthly
CMBX NA BB.9 Index	(4,803)	79,000	31,474	9/17/58	(500 bp) —	26,594
					Monthly
CMBX NA BB.9 Index	(3,095)	77,000	30,677	9/17/58	(500 bp) —	27,507
					Monthly
CMBX NA BB.9 Index	(6,154)	70,000	27,888	9/17/58	(500 bp) —	21,666
					Monthly
CMBX NA BB.9 Index	(4,186)	68,000	27,091	9/17/58	(500 bp) —	22,840
					Monthly
CMBX NA BB.9 Index	(5,730)	67,000	26,693	9/17/58	(500 bp) —	20,898
					Monthly
CMBX NA BB.9 Index	(3,186)	59,000	23,506	9/17/58	(500 bp) —	20,262
					Monthly
CMBX NA BB.9 Index	(2,825)	57,000	22,709	9/17/58	(500 bp) —	19,828
					Monthly
CMBX NA BB.9 Index	(6,062)	50,000	19,920	9/17/58	(500 bp) —	13,809
					Monthly
CMBX NA BB.9 Index	(6,195)	43,000	17,131	9/17/58	(500 bp) —	10,895
					Monthly
CMBX NA BB.9 Index	(5,264)	35,000	13,944	9/17/58	(500 bp) —	8,646
					Monthly
CMBX NA BB.9 Index	(4,046)	26,000	10,358	9/17/58	(500 bp) —	6,287
					Monthly
CMBX NA BB.9 Index	(3,031)	25,000	9,960	9/17/58	(500 bp) —	6,904
					Monthly
CMBX NA BB.9 Index	(860)	22,000	8,765	9/17/58	(500 bp) —	7,883
					Monthly

86 Dynamic Asset Allocation Balanced Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/20 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BB.9 Index	$(2,867)	$19,000	$7,570	9/17/58	(500 bp) —	$4,684
					Monthly
CMBX NA BB.9 Index	(1,060)	7,000	2,789	9/17/58	(500 bp) —	1,722
					Monthly
CMBX NA BB.9 Index	(1,060)	7,000	2,789	9/17/58	(500 bp) —	1,715
					Monthly
Upfront premium received	—	Unrealized appreciation				2,790,252
Upfront premium (paid)	(907,357)	Unrealized (depreciation)				—
Total	$(907,357)	Total				$2,790,252

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/20
(Unaudited)
		Upfront
		premium			Termi-	Payments	Unrealized
		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
NA HY Series 34	B+/P	$1,161,602	$30,833,000	$1,979,479	6/20/25	500 bp —	$(800,747)
Index						Quarterly
NA IG Series 34	BBB+/P	(132,828)	74,200,000	493,875	6/20/25	100 bp —	(614,337)
Index						Quarterly
Total		$1,028,774					$(1,415,084)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at March 31, 2020. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

Dynamic Asset Allocation Balanced Fund 87

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$14,368,575	$15,355,551	$—
Capital goods	79,701,640	12,105,066	—
Communication services	63,432,742	10,015,090	—
Conglomerates	10,560,866	250,938	—
Consumer cyclicals	137,049,068	30,672,286	4
Consumer staples	90,960,337	29,454,073	—
Energy	27,001,283	5,515,747	—
Financials	129,897,465	38,180,940	—
Health care	140,982,896	27,419,470	—
Technology	319,986,408	12,322,869	—
Transportation	15,293,216	7,805,429	—
Utilities and power	45,534,560	7,377,985	—
Total common stocks	1,074,769,056	196,475,444	4

Asset-backed securities	—	14,528,212	—
Convertible bonds and notes	—	181,494	—
Convertible preferred stocks	—	90,016	—
Corporate bonds and notes	—	396,833,639	96
Foreign government and agency bonds and notes	—	20,781,195	—
Mortgage-backed securities	—	76,397,974	—
Preferred stocks	—	109,523	—
Purchased options outstanding	—	846,437	—
Senior loans	—	3,174,040	—
U.S. government and agency mortgage obligations	—	364,768,297	—
U.S. treasury obligations	—	2,025,248	—
Short-term investments	278,143,806	154,183,690	—
Totals by level	$1,352,912,862	$1,230,395,209	$100

88 Dynamic Asset Allocation Balanced Fund

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(425,834)	$—
Futures contracts	12,040,001	—	—
Written options outstanding	—	(494,501)	—
TBA sale commitments	—	(9,478,438)	—
Interest rate swap contracts	—	(987,720)	—
Total return swap contracts	—	(5,516,937)	—
Credit default contracts	—	(2,550,655)	—
Totals by level	$12,040,001	$(19,454,085)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Balanced Fund 89

Statement of assets and liabilities 3/31/20 (Unaudited)

ASSETS
Investment in securities, at value, including $9,218,048 of securities on loan (Notes 1 and 9):
Unaffiliated issuers (identified cost $2,347,694,013)	$2,298,767,665
Affiliated issuers (identified cost $284,540,506) (Notes 1 and 5)	284,540,506
Foreign currency (cost $65,310) (Note 1)	70,956
Dividends, interest and other receivables	8,399,448
Foreign tax reclaim	651,066
Receivable for shares of the fund sold	10,182,429
Receivable for investments sold	5,086,452
Receivable for sales of TBA securities (Note 1)	9,317,214
Receivable for variation margin on futures contracts (Note 1)	3,004,957
Receivable for variation margin on centrally cleared swap contracts (Note 1)	130,988
Unrealized appreciation on forward currency contracts (Note 1)	7,512,245
Unrealized appreciation on OTC swap contracts (Note 1)	24,869,492
Premium paid on OTC swap contracts (Note 1)	923,224
Prepaid assets	65,837
Total assets	2,653,522,479

LIABILITIES
Payable to custodian	509,004
Payable for investments purchased	1,380,598
Payable for purchases of TBA securities (Note 1)	227,444,454
Payable for shares of the fund repurchased	6,435,241
Payable for compensation of Manager (Note 2)	1,065,436
Payable for custodian fees (Note 2)	129,045
Payable for investor servicing fees (Note 2)	555,077
Payable for Trustee compensation and expenses (Note 2)	380,317
Payable for administrative services (Note 2)	4,482
Payable for distribution fees (Note 2)	1,100,076
Payable for variation margin on futures contracts (Note 1)	1,961,267
Payable for variation margin on centrally cleared swap contracts (Note 1)	5,047,898
Distributions payable to shareholders	4,823
Unrealized depreciation on OTC swap contracts (Note 1)	30,247,092
Premium received on OTC swap contracts (Note 1)	1,169,358
Unrealized depreciation on forward currency contracts (Note 1)	7,938,079
Written options outstanding, at value (premiums $579,504) (Note 1)	494,501
TBA sale commitments, at value (proceeds receivable $9,305,742) (Note 1)	9,478,438
Collateral on securities loaned, at value (Note 1)	9,540,700
Collateral on certain derivative contracts and TBA commitments, at value (Notes 1 and 9)	5,280,215
Other accrued expenses	293,312
Total liabilities	310,459,413

Net assets	$2,343,063,066

(Continued on next page)

90 Dynamic Asset Allocation Balanced Fund

Statement of assets and liabilities cont.

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,382,462,373
Total distributable earnings (Note 1)	(39,399,307)
Total — Representing net assets applicable to capital shares outstanding	$2,343,063,066

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($1,206,609,099 divided by 92,808,299 shares)	$13.00
Offering price per class A share (100/94.25 of $13.00)*	$13.79
Net asset value and offering price per class B share ($35,289,787 divided by 2,722,745 shares)**	$12.96
Net asset value and offering price per class C share ($208,709,450 divided by 16,548,578 shares)**	$12.61
Net asset value, offering price and redemption price per class P share
($215,761,712 divided by 16,554,761 shares)	$13.03
Net asset value, offering price and redemption price per class R share
($25,108,190 divided by 1,948,666 shares)	$12.88
Net asset value, offering price and redemption price per class R5 share
($9,502,400 divided by 729,207 shares)	$13.03
Net asset value, offering price and redemption price per class R6 share
($290,450,101 divided by 22,293,597 shares)	$13.03
Net asset value, offering price and redemption price per class Y share
($351,632,327 divided by 26,985,980 shares)	$13.03

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Balanced Fund 91

Statement of operations Six months ended 3/31/20 (Unaudited)

INVESTMENT INCOME
Interest (including interest income of $2,298,627 from investments in affiliated issuers) (Note 5)	$17,361,886
Dividends (net of foreign tax of $231,462)	16,604,243
Securities lending (net of expenses) (Notes 1 and 5)	9,938
Total investment income	33,976,067

EXPENSES
Compensation of Manager (Note 2)	7,056,973
Investor servicing fees (Note 2)	1,745,221
Custodian fees (Note 2)	47,843
Trustee compensation and expenses (Note 2)	51,400
Distribution fees (Note 2)	3,279,502
Administrative services (Note 2)	43,126
Other	438,822
Total expenses	12,662,887
Expense reduction (Note 2)	(6,898)
Net expenses	12,655,989

Net investment income	21,320,078

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	7,628,424
Net increase from payments by affiliates (Note 2)	13,476
Foreign currency transactions (Note 1)	(38,497)
Forward currency contracts (Note 1)	(1,822,970)
Futures contracts (Note 1)	6,913,247
Swap contracts (Note 1)	4,060,682
Written options (Note 1)	(1,545,572)
Total net realized gain	15,208,790
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	(295,832,626)
Assets and liabilities in foreign currencies	6,411
Forward currency contracts	385,910
Futures contracts	17,841,186
Swap contracts	(10,977,845)
Written options	(288,289)
Total change in net unrealized depreciation	(288,865,253)

Net loss on investments	(273,656,463)

Net decrease in net assets resulting from operations	$(252,336,385)

The accompanying notes are an integral part of these financial statements.

92 Dynamic Asset Allocation Balanced Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 3/31/20*	Year ended 9/30/19
Operations
Net investment income	$21,320,078	$52,305,782
Net realized gain (loss) on investments
and foreign currency transactions	15,208,790	(33,838,790)
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	(288,865,253)	5,484,200
Net increase (decrease) in net assets resulting
from operations	(252,336,385)	23,951,192
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(12,977,708)	(25,903,557)
Class B	(227,075)	(555,605)
Class C	(1,426,898)	(3,096,869)
Class M	—	(365,780)
Class P	(2,683,837)	(4,952,697)
Class R	(252,299)	(574,565)
Class R5	(113,738)	(220,060)
Class R6	(3,778,091)	(6,567,108)
Class Y	(4,275,667)	(9,650,781)
Net realized short-term gain on investments
Class A	—	(14,535,244)
Class B	—	(579,718)
Class C	—	(2,909,870)
Class M	—	(279,721)
Class P	—	(2,158,707)
Class R	—	(381,563)
Class R5	—	(110,992)
Class R6	—	(2,887,368)
Class Y	—	(4,673,976)
From net realized long-term gain on investments
Class A	—	(66,041,444)
Class B	—	(2,633,975)
Class C	—	(13,221,110)
Class M	—	(1,270,923)
Class P	—	(9,808,170)
Class R	—	(1,733,650)
Class R5	—	(504,295)
Class R6	—	(13,118,871)
Class Y	—	(21,236,395)
Increase (decrease) from capital share transactions (Note 4)	(126,818,997)	110,099,567
Total decrease in net assets	(404,890,695)	(75,922,255)

NET ASSETS
Beginning of period	2,747,953,761	2,823,876,016
End of period	$2,343,063,066	$2,747,953,761

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Balanced Fund 93

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class A
March 31, 2020**	$14.55	.11	(1.52)	(1.41)	(.14)	—	(.14)	$13.00	(9.73)*	$1,206,609	.48*	.76*	100*
September 30, 2019	15.66	.28	(.23)	.05	(.27)	(.89)	(1.16)	14.55	1.07	1,377,682.97		1.92	137
September 30, 2018	15.43	.26	.93	1.19	(.24)	(.72)	(.96)	15.66	7.92	1,444,919.97		1.70	129
September 30, 2017	14.02	.22	1.54	1.76	(.22)	(.13)	(.35)	15.43	12.66	1,398,458.98		1.54	200
September 30, 2016	13.90	.19	.89	1.08	(.22)	(.74)	(.96)	14.02	8.06	1,330,619	1.01[e]	1.38[e]	374
September 30, 2015	14.69	.17	(.05)	.12	(.21)	(.70)	(.91)	13.90	.65	1,205,510.98		1.18	343
Class B
March 31, 2020**	$14.49	.06	(1.51)	(1.45)	(.08)	—	(.08)	$12.96	(10.03)*	$35,290	.86*	.38*	100*
September 30, 2019	15.60	.17	(.23)	(.06)	(.16)	(.89)	(1.05)	14.49	.28	45,740	1.72	1.16	137
September 30, 2018	15.36	.14	.94	1.08	(.12)	(.72)	(.84)	15.60	7.19	59,879	1.72	.93	129
September 30, 2017	13.96	.11	1.52	1.63	(.10)	(.13)	(.23)	15.36	11.80	68,183	1.73	.78	200
September 30, 2016	13.85	.08	.89	.97	(.12)	(.74)	(.86)	13.96	7.20	71,395	1.76[e]	.62[e]	374
September 30, 2015	14.63	.06	(.04)	.02	(.10)	(.70)	(.80)	13.85	(.05)	72,356	1.73	.42	343
Class C
March 31, 2020**	$14.11	.06	(1.48)	(1.42)	(.08)	—	(.08)	$12.61	(10.06)*	$208,709	.86*	.39*	100*
September 30, 2019	15.23	.16	(.22)	(.06)	(.17)	(.89)	(1.06)	14.11	.28	251,217	1.72	1.17	137
September 30, 2018	15.03	.14	.91	1.05	(.13)	(.72)	(.85)	15.23	7.13	283,493	1.72	.94	129
September 30, 2017	13.66	.11	1.50	1.61	(.11)	(.13)	(.24)	15.03	11.89	306,264	1.73	.79	200
September 30, 2016	13.58	.08	.86	.94	(.12)	(.74)	(.86)	13.66	7.19	283,090	1.76[e]	.63[e]	374
September 30, 2015	14.38	.06	(.05)	.01	(.11)	(.70)	(.81)	13.58	(.09)	208,644	1.73	.43	343
Class P
March 31, 2020**	$14.59	.14	(1.53)	(1.39)	(.17)	—	(.17)	$13.03	(9.58)*	$215,762	.29*	.96*	100*
September 30, 2019	15.71	.34	(.24)	.10	(.33)	(.89)	(1.22)	14.59	1.41	227,614.58		2.33	137
September 30, 2018	15.47	.32	.94	1.26	(.30)	(.72)	(1.02)	15.71	8.39	209,773.58		2.09	129
September 30, 2017	14.05	.29	1.53	1.82	(.27)	(.13)	(.40)	15.47	13.14	197,195.59		1.96	200
September 30, 2016 †	14.07	.02	.02	.04	(.06)	—	(.06)	14.05	.25*	152,939	.05*	.14*	374
Class R
March 31, 2020**	$14.42	.09	(1.51)	(1.42)	(.12)	—	(.12)	$12.88	(9.88)*	$25,108	.61*	.64*	100*
September 30, 2019	15.53	.24	(.22)	.02	(.24)	(.89)	(1.13)	14.42	.83	31,821	1.22	1.68	137
September 30, 2018	15.31	.22	.92	1.14	(.20)	(.72)	(.92)	15.53	7.65	39,262	1.22	1.46	129
September 30, 2017	13.91	.19	1.52	1.71	(.18)	(.13)	(.31)	15.31	12.43	34,448	1.23	1.31	200
September 30, 2016	13.81	.15	.88	1.03	(.19)	(.74)	(.93)	13.91	7.75	24,577	1.26[e]	1.13[e]	374
September 30, 2015	14.59	.14	(.06)	.08	(.16)	(.70)	(.86)	13.81	.39	12,031	1.23	.92	343

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

94 Dynamic Asset Allocation Balanced Fund	Dynamic Asset Allocation Balanced Fund 95

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class R5
March 31, 2020**	$14.58	.13	(1.52)	(1.39)	(.16)	—	(.16)	$13.03	(9.60)*	$9,502	.36*	.89*	100*
September 30, 2019	15.70	.31	(.23)	.08	(.31)	(.89)	(1.20)	14.58	1.26	10,876.72		2.18	137
September 30, 2018	15.46	.30	.94	1.24	(.28)	(.72)	(1.00)	15.70	8.26	10,918.72		1.96	129
September 30, 2017	14.04	.25	1.55	1.80	(.25)	(.13)	(.38)	15.46	12.96	1,434.73		1.71	200
September 30, 2016	13.93	.23	.88	1.11	(.26)	(.74)	(1.00)	14.04	8.28	2,523	.74[e]	1.72[e]	374
September 30, 2015	14.71	.22	(.05)	.17	(.25)	(.70)	(.95)	13.93	.97	256.73		1.46	343
Class R6
March 31, 2020**	$14.58	.14	(1.53)	(1.39)	(.16)	—	(.16)	$13.03	(9.54)*	$290,450	.31*	.94*	100*
September 30, 2019	15.70	.33	(.23)	.10	(.33)	(.89)	(1.22)	14.58	1.36	307,002.62		2.29	137
September 30, 2018	15.46	.32	.93	1.25	(.29)	(.72)	(1.01)	15.70	8.35	281,041.62		2.07	129
September 30, 2017	14.05	.28	1.53	1.81	(.27)	(.13)	(.40)	15.46	13.03	212,565.63		1.93	200
September 30, 2016	13.93	.24	.89	1.13	(.27)	(.74)	(1.01)	14.05	8.44	147,161	.64[e]	1.75[e]	374
September 30, 2015	14.71	.23	(.04)	.19	(.27)	(.70)	(.97)	13.93	1.08	60,489.63		1.55	343
Class Y
March 31, 2020**	$14.58	.13	(1.52)	(1.39)	(.16)	—	(.16)	$13.03	(9.60)*	$351,632	.36*	.89*	100*
September 30, 2019	15.69	.31	(.22)	.09	(.31)	(.89)	(1.20)	14.58	1.32	469,860.72		2.17	137
September 30, 2018	15.46	.30	.93	1.23	(.28)	(.72)	(1.00)	15.69	8.18	466,775.72		1.96	129
September 30, 2017	14.05	.27	1.52	1.79	(.25)	(.13)	(.38)	15.46	12.92	387,995.73		1.82	200
September 30, 2016	13.92	.22	.90	1.12	(.25)	(.74)	(.99)	14.05	8.37	258,625	.76[e]	1.63[e]	374
September 30, 2015	14.71	.21	(.05)	.16	(.25)	(.70)	(.95)	13.92	.90	260,604.73		1.43	343

* Not annualized.

** Unaudited.

† For the period August 31, 2016 (commencement of operations) to September 30, 2016.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

The accompanying notes are an integral part of these financial statements.

96 Dynamic Asset Allocation Balanced Fund	Dynamic Asset Allocation Balanced Fund 97

Notes to financial statements 3/31/20 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2019 through March 31, 2020.

Putnam Dynamic Asset Allocation Balanced Fund (the fund) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund is one of three Putnam Dynamic Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed-income investments. Using qualitative analysis and quantitative techniques, Putnam Management adjusts portfolio allocations from time to time within a certain range to try to optimize the fund’s performance consistent with its goal. The goal of the fund is to seek total return. Total return is composed of capital appreciation and income. The fund invests mainly in equity securities (growth or value stocks or both) of both U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. The fund also invests in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. Putnam Management may also select other investments that do not fall within these asset classes. The fund typically uses to a significant extent derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class P, class R, class R5, class R6 and class Y shares. Effective November 25, 2019, all class M shares were converted to class A shares and are no longer available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A shares generally are not subject to a contingent deferred sales charge, and class P, class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Prior to November 25, 2019, class M shares were sold with a maximum front-end sales charge of 3.50% and were not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class P, class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R shares, but do not bear a distribution fee, and in the case of class P, class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

98 Dynamic Asset Allocation Balanced Fund

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other

Dynamic Asset Allocation Balanced Fund 99

multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from

100 Dynamic Asset Allocation Balanced Fund

changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

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An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as

102 Dynamic Asset Allocation Balanced Fund

a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward

Dynamic Asset Allocation Balanced Fund 103

Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $549,949 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $9,007,674 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $9,009,553 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $9,540,700 and the value of securities loaned amounted to $9,218,048.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

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The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At September 30, 2019, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$32,789,939	$—	$32,789,939

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $2,624,484,389, resulting in gross unrealized appreciation and depreciation of $229,918,543 and $278,508,845, respectively, or net unrealized depreciation of $48,590,302.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.680%	of the first $5 billion,	0.480%	of the next $50 billion,
0.630%	of the next $5 billion,	0.460%	of the next $50 billion,
0.580%	of the next $10 billion,	0.450%	of the next $100 billion and
0.530%	of the next $10 billion,	0.445%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.259% of the fund’s average net assets.

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Putnam Management has contractually agreed, through January 30, 2021, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

Putnam Management voluntarily reimbursed the fund $13,476 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts. Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,058,952	Class R	23,829
Class B	33,056	Class R5	8,108
Class C	187,755	Class R6	86,331
Class M	6,299	Class Y	329,188
Class P	11,703	Total	$1,745,221

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $6,051 under the expense offset arrangements and by $847 under the brokerage/service arrangements.

106 Dynamic Asset Allocation Balanced Fund

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,910, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$1,727,780
Class B	1.00%	1.00%	216,118
Class C	1.00%	1.00%	1,227,252
ClassM *	1.00%	0.75%	30,549
Class R	1.00%	0.50%	77,803
Total			$3,279,502

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $121,435 and $271 from the sale of class A and class M shares, respectively, and received $3,317 and $2,277 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $620 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$2,412,908,858	$2,419,483,802
U.S. government securities (Long-term)	—	—
Total	$2,412,908,858	$2,419,483,802

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Dynamic Asset Allocation Balanced Fund 107

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 3/31/20		YEAR ENDED 9/30/19
Class A	Shares	Amount	Shares	Amount
Shares sold	6,144,430	$90,589,918	12,061,470	$171,780,979
Shares issued in connection with
reinvestment of distributions	933,286	12,575,546	7,653,188	102,540,536
	7,077,716	103,165,464	19,714,658	274,321,515
Shares repurchased	(8,961,830)	(129,698,618)	(17,280,487)	(245,753,806)
Net increase (decrease)	(1,884,114)	$(26,533,154)	2,434,171	$28,567,709

	SIX MONTHS ENDED 3/31/20		YEAR ENDED 9/30/19
Class B	Shares	Amount	Shares	Amount
Shares sold	15,272	$222,966	89,917	$1,275,015
Shares issued in connection with
reinvestment of distributions	15,851	213,725	267,564	3,547,721
	31,123	436,691	357,481	4,822,736
Shares repurchased	(464,166)	(6,673,369)	(1,040,556)	(14,826,849)
Net decrease	(433,043)	$(6,236,678)	(683,075)	$(10,004,113)

	SIX MONTHS ENDED 3/31/20		YEAR ENDED 9/30/19
Class C	Shares	Amount	Shares	Amount
Shares sold	1,086,307	$15,425,468	2,859,041	$39,677,438
Shares issued in connection with
reinvestment of distributions	104,472	1,366,725	1,420,977	18,373,306
	1,190,779	16,792,193	4,280,018	58,050,744
Shares repurchased	(2,444,425)	(34,122,737)	(5,095,373)	(70,446,080)
Net decrease	(1,253,646)	$(17,330,544)	(815,355)	$(12,395,336)

	SIX MONTHS ENDED 3/31/20*		YEAR ENDED 9/30/19
Class M	Shares	Amount	Shares	Amount
Shares sold	7,322	$106,578	201,797	$2,786,258
Shares issued in connection with
reinvestment of distributions	—	—	143,346	1,909,524
	7,322	106,578	345,143	4,695,782
Shares repurchased	(1,807,622)	(26,834,716)	(324,657)	(4,631,461)
Net increase (decrease)	(1,800,300)	$(26,728,138)	20,486	$64,321

	SIX MONTHS ENDED 3/31/20		YEAR ENDED 9/30/19
Class P	Shares	Amount	Shares	Amount
Shares sold	3,623,944	$52,369,732	6,496,975	$93,275,169
Shares issued in connection with
reinvestment of distributions	198,602	2,679,751	1,255,343	16,919,574
	3,822,546	55,049,483	7,752,318	110,194,743
Shares repurchased	(2,867,436)	(41,799,247)	(5,508,680)	(79,837,893)
Net increase	955,110	$13,250,236	2,243,638	$30,356,850

108 Dynamic Asset Allocation Balanced Fund

	SIX MONTHS ENDED 3/31/20		YEAR ENDED 9/30/19
Class R	Shares	Amount	Shares	Amount
Shares sold	191,049	$2,775,934	447,826	$6,355,695
Shares issued in connection with
reinvestment of distributions	16,892	226,698	178,662	2,367,083
	207,941	3,002,632	626,488	8,722,778
Shares repurchased	(466,405)	(6,723,507)	(947,475)	(13,607,118)
Net decrease	(258,464)	$(3,720,875)	(320,987)	$(4,884,340)

	SIX MONTHS ENDED 3/31/20		YEAR ENDED 9/30/19
Class R5	Shares	Amount	Shares	Amount
Shares sold	25,633	$374,231	92,553	$1,345,200
Shares issued in connection with
reinvestment of distributions	8,428	113,738	62,132	835,347
	34,061	487,969	154,685	2,180,547
Shares repurchased	(50,637)	(712,408)	(104,503)	(1,456,646)
Net increase (decrease)	(16,576)	$(224,439)	50,182	$723,901

	SIX MONTHS ENDED 3/31/20		YEAR ENDED 9/30/19
Class R6	Shares	Amount	Shares	Amount
Shares sold	5,591,248	$81,805,771	5,749,497	$82,354,342
Shares issued in connection with
reinvestment of distributions	275,760	3,731,318	1,670,541	22,507,900
	5,867,008	85,537,089	7,420,038	104,862,242
Shares repurchased	(4,626,128)	(67,673,907)	(4,272,979)	(61,669,886)
Net increase	1,240,880	$17,863,182	3,147,059	$43,192,356

	SIX MONTHS ENDED 3/31/20		YEAR ENDED 9/30/19
Class Y	Shares	Amount	Shares	Amount
Shares sold	3,276,579	$48,361,736	9,796,873	$140,368,753
Shares issued in connection with
reinvestment of distributions	289,856	3,916,358	2,462,446	33,130,411
	3,566,435	52,278,094	12,259,319	173,499,164
Shares repurchased	(8,801,423)	(129,436,681)	(9,778,953)	(139,020,945)
Net increase (decrease)	(5,234,988)	$(77,158,587)	2,480,366	$34,478,219

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

At the close of the reporting period, the Putnam RetirementReady Funds owned 8.8% of the outstanding shares of the fund.

Dynamic Asset Allocation Balanced Fund 109

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 9/30/19	cost	proceeds	income	of 3/31/20
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$8,682,900	$85,001,683	$84,143,883	$74,984	$9,540,700
Putnam Short Term
Investment Fund**	254,007,567	279,640,296	258,648,057	2,298,627	274,999,806
Total Short-term
investments	$262,690,467	$364,641,979	$342,791,940	$2,373,611	$284,540,506

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Beginning in January 2020, global financial markets have experienced, and may continue, to experience significant volatility resulting from the spread of a virus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID-19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the

110 Dynamic Asset Allocation Balanced Fund

loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased currency options (contract amount)	$78,400,000
Written currency options (contract amount)	$34,100,000
Futures contracts (number of contracts)	5,000
Forward currency contracts (contract amount)	$415,600,000
Centrally cleared interest rate swap contracts (notional)	$345,300,000
OTC total return swap contracts (notional)	$452,200,000
OTC credit default contracts (notional)	$34,200,000
Centrally cleared credit default contracts (notional)	$157,000,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Payables, Net assets —
Credit contracts	Receivables	$3,697,609	Unrealized depreciation	$6,248,264*
Foreign exchange
contracts	Investments, Receivables	8,358,682	Payables	8,432,580
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	22,755,931*	Unrealized depreciation	31,667,043*
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	24,351,711*	Unrealized depreciation	9,905,255*
Total		$59,163,933		$56,253,142

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$(121,260)	$(121,260)
Foreign exchange contracts	(258,303)	—	(1,822,970)	—	$(2,081,273)
Equity contracts	—	(1,419,042)	—	3,337,480	$1,918,438
Interest rate contracts	—	8,332,289	—	844,462	$9,176,751
Total	$(258,303)	$6,913,247	$(1,822,970)	$4,060,682	$8,892,656

Dynamic Asset Allocation Balanced Fund 111

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$(1,614,730)	$(1,614,730)
Foreign exchange contracts	(323,922)	—	385,910	—	$61,988
Equity contracts	—	(706,754)	—	(8,074,798)	$(8,781,552)
Interest rate contracts	—	18,547,940	—	(1,288,317)	$17,259,623
Total	$(323,922)	$17,841,186	$385,910	$(10,977,845)	$6,925,329

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Assets:
Centrally cleared interest rate
swap contracts§	$—	$—	$ 130,988	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$ 130,988
OTC Total return
swap contracts*#	—	1,971	—	—	13,168,570	—	—	8,887,040	—	—	21,659	—	—	—	—	—	—	—	22,079,240
OTC Credit default contracts —
protection sold*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default contracts —
protection purchased*#	—	—	—	—	—	928,309	716,317	420,278	—	—	727,867	384,082	520,756	—	—	—	—	—	3,697,609
Centrally cleared credit
default contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	2,740,843	—	—	—	—	—	—	264,114	—	—	—	—	—	—	—	3,004,957
Forward currency contracts#	721,020	318,574	—	—	625,547	—	162,130	987,992	623,933	495,439	—	—	—	245,750	1,849,642	380,764	1,061,867	39,587	7,512,245
Purchased options**#	290,488	11	—	—	255,830	—	—	299,667	—	—	—	—	—	—	—	—	441	—	846,437
Total Assets	$1,011,508	$320,556	$130,988	$2,740,843	$14,049,947	$928,309	$878,447	$10,594,977	$623,933	$495,439	$1,013,640	$384,082	$520,756	$245,750	$1,849,642	$380,764	$1,062,308	$39,587	$37,271,476
Liabilities:
Centrally cleared interest rate
swap contracts§	—	—	347,555	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	347,555
OTC Total return swap
contracts*#	—	29,690	—	—	17,501,968	—	4,858	10,059,661	—	—	—	—	—	—	—	—	—	—	27,596,177
OTC Credit default contracts —
protection sold*#	37,301	17,216	—	—	—	369,591	840,301	1,113,699	—	—	1,091,641	—	334,657	—	—	—	—	—	3,804,406
OTC Credit default contracts —
protection purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Centrally cleared credit default
contracts§	—	—	4,700,343	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	4,700,343
Futures contracts§	—	—	—	568,657	—	—	—	—	—	—	1,392,610	—	—	—	—	—	—	—	1,961,267

112 Dynamic Asset Allocation Balanced Fund	Dynamic Asset Allocation Balanced Fund 113

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Forward currency contracts#	$947,540	$427,304	$—	$—	$458,090	$—	$347,132	$2,233,022	$313,867	$1,341,512	$—	$—	$—	$310,390	$734,863	$83,815	$602,959	$137,585	$7,938,079
Written options#	160,497	—	—	—	134,012	—	—	199,992	—	—	—	—	—	—	—	—	—	—	494,501
Total Liabilities	$1,145,338	$474,210	$5,047,898	$568,657	$18,094,070	$369,591	$1,192,291	$13,606,374	$313,867	$1,341,512	$2,484,251	$—	$334,657	$310,390	$734,863	$83,815	$602,959	$137,585	$46,842,328
Total Financial and Derivative
Net Assets	$(133,830)	$(153,654)	$(4,916,910)	$2,172,186	$(4,044,123)	$558,718	$(313,844)	$(3,011,397)	$310,066	$(846,073)	$(1,470,611)	$384,082	$186,099	$(64,640)	$1,114,779	$296,949	$459,349	$(97,998)	$(9,570,852)
Total collateral received
(pledged)†##	$(131,963)	$(153,654)	$—	$—	$(3,956,010)	$558,718	$(313,844)	$(3,011,397)	$310,066	$(798,801)	$(415,885)	$384,082	$110,967	$—	$1,114,779	$296,949	$459,349	$—
Net amount	$(1,867)	$—	$(4,916,910)	$2,172,186	$(88,113)	$—	$—	$—	$—	$(47,272)	$(1,054,726)	$—	$75,132	$(64,640)	$—	$—	$—	$(97,998)
Controlled collateral received
(including TBA commitments)**	$—	$—	$—	$2,024,000	$—	$630,000	$—	$—	$450,071	$—	$—	$403,102	$110,967	$—	$1,302,075	$360,000	$—	$—	$5,280,215
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$549,949	$—	$549,949
Collateral (pledged) (including
TBA commitments)**	$(131,963)	$(241,934)	$—	$—	$(3,956,010)	$—	$(360,891)	$(3,104,069)	$—	$(798,801)	$(415,885)	$—	$—	$—	$—	$—	$—	$—	$(9,009,553)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $25,016,139 and $4,708,097, respectively.

Note 10: New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. The adoption of these amendments is not material to the financial statements.

114 Dynamic Asset Allocation Balanced Fund	Dynamic Asset Allocation Balanced Fund 115

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

116 Dynamic Asset Allocation Balanced Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisors	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	Robert E. Patterson
London, England SW1A 1ER	George Putnam, III	Richard T. Kircher
	Robert L. Reynolds	Vice President and BSA
The Putnam Advisory Company, LLC	Manoj P. Singh	Compliance Officer
100 Federal Street	Mona K. Sutphen
Boston, MA 02110		Susan G. Malloy
	Officers	Vice President and
Marketing Services	Robert L. Reynolds	Assistant Treasurer
Putnam Retail Management	President
100 Federal Street		Denere P. Poulack
Boston, MA 02110	Robert T. Burns	Assistant Vice President, Assistant
	Vice President and	Clerk, and Assistant Treasurer
Custodian	Chief Legal Officer
State Street Bank		Janet C. Smith
and Trust Company	James F. Clark	Vice President,
	Vice President, Chief Compliance	Principal Financial Officer,
Legal Counsel	Officer, and Chief Risk Officer	Principal Accounting Officer,
Ropes & Gray LLP		and Assistant Treasurer
Nancy E. Florek
	Vice President, Director of	Mark C. Trenchard
	Proxy Voting and Corporate	Vice President
Governance, Assistant Clerk,
and Assistant Treasurer

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Balanced Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

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SA059 320767 5/20

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Asset Allocation Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: May 27, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: May 27, 2020

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: May 27, 2020